UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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JNL Series Trust

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JNL SERIES TRUST

JNL/MMRS Moderate Fund

1 Corporate Way
Lansing, Michigan 48951

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 12, 2018

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Meeting”) of shareholders (the “Shareholders”) of the JNL/MMRS Moderate Fund (the “Fund”), a series of the JNL Series Trust, a Massachusetts business trust (the “Trust”), will be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 on July 12, 2018, at 11:00 a.m., Eastern Time, to consider and act upon the following proposals with respect to the Fund and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1.	A. To approve name, investment objective, investment strategy and secondary benchmark changes for the Fund (“Proposal 1A”).
B. To approve a change to the fundamental policy regarding diversification for the Fund (“Proposal 1B”).

2.
To approve a proposed amendment to the Amended and Restated Investment Advisory and Management Agreement between the investment adviser, Jackson National Asset Management, LLC (“JNAM” or the “Adviser”), and the Trust, on behalf of the Fund (“Proposal 2”).

3.
To approve a proposed amendment to the Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price Associates, Inc. (“T. Rowe”), appointing T. Rowe as sub-adviser to the Fund (“Proposal 3”).

4.	To approve a proposed amendment to the Amended and Restated Administration Agreement between JNAM and the Trust, on behalf of the Fund (“Proposal 4”).

5.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees of the Trust (the “Board”) unanimously recommends that Shareholders vote FOR each of Proposal 1A, Proposal 1B, Proposal 2, Proposal 3 and Proposal 4 (each, a “Proposal,” and collectively, the “Proposals”).

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Only Shareholders of record at the close of business on May 18, 2018 (the “Record Date”), shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. The issuing insurers have fixed the close of business on July 10, 2018, as the last day on which voting instructions will be accepted.

The Meeting may be adjourned whether or not a quorum is present, by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of a Proposal to receive sufficient votes for approval.  No shareholder vote shall be required for any adjournment.  No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting.  Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.

By Order of the Board,

June 18, 2018	Mark D. Nerud
Lansing, Michigan	Trustee, President, and Chief Executive Officer

JNL SERIES TRUST:

JNL/MMRS Moderate Fund

1 Corporate Way
Lansing, Michigan 48951

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS

June 18, 2018

This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Trustees (the “Trustees” or the “Board”) of JNL Series Trust (the “Trust”), a Massachusetts business trust, of proxies to be voted at a Special Meeting (the “Meeting”) of shareholders (the “Shareholders”) of JNL/MMRS Moderate Fund (the “Fund”), a series of the Trust, to be held on July 12, 2018, at 11:00 a.m. Eastern Time, in the offices of Jackson National Life Insurance Company (“Jackson National”), 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”).

The purpose of the Meeting is to consider and act upon the following proposals with respect to the Fund and to transact such other business as may properly come before the Meeting or adjournments thereof:

1.	A. To approve name, investment objective, investment strategy and secondary benchmark changes for the Fund (“Proposal 1A”).
B. To approve a change to the fundamental policy regarding diversification for the Fund (“Proposal 1B”).

2.
To approve a proposed amendment to the Amended and Restated Investment Advisory and Management Agreement between the investment adviser, Jackson National Asset Management, LLC (“JNAM” or the “Adviser”), and the Trust, on behalf of the Fund (“Proposal 2”).

3.
To approve a proposed amendment to the Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price Associates, Inc. (“T. Rowe”), appointing T. Rowe as sub-adviser to the Fund (“Proposal 3”).

4.	To approve a proposed amendment to the Amended and Restated Administration Agreement between JNAM and the Trust, on behalf of the Fund (“Proposal 4”).

5.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Notice, this Proxy Statement, and the accompanying voting instructions card were first mailed on or about June 19, 2018.

Additional Information

Additional information regarding the Trust can be found in the Trust’s most recent annual and semi-annual reports to Shareholders.

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2017 or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

VOTING INSTRUCTIONS

Quorum and Voting

The Amended and Restated By-Laws of JNL Series Trust, dated June 1, 1994 as amended and restated on September 25, 2017 (the “By-Laws”), provide that, the holders of a majority of the shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at a Shareholder meeting, except where any provision of law or the Amended and Restated Declaration of Trust dated June 1, 1994 and amended and restated on September 25, 2017 (the “Declaration of Trust”) provides otherwise.  The presence of Jackson National and/or Jackson National Life Insurance Company of New York (“Jackson NY,” and together with Jackson National, the “Insurance Companies”), through the presence of an authorized representative, constitutes a quorum.

The By-Laws further provide that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.  A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger.  At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting.  Any person giving voting instructions may revoke them at any time prior to their exercise by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Fund in accordance with all properly executed and unrevoked voting instructions.  Unless otherwise specified in the proxy, the proxy shall apply to all shares of the Fund owned by the Shareholder.

Required Vote

The election of a Trustee requires the affirmative vote of a plurality of votes, which means that the Trustees who receive the most votes will be elected to the available positions.  Generally, a simple majority of votes cast is sufficient to take or authorize action upon any matter which may be presented for a Shareholder vote, unless a different vote is required by law, the Declaration of Trust or the By-Laws.  Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve a proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Except as otherwise provided by law, if a Shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Meeting for purposes of determining the existence of a quorum. However, abstentions will not be counted as a vote cast on such proposal. The approval of a Proposal depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on a Proposal has the same practical effect as an instruction to vote against the Proposal.

Approval of Proposal 1B, Proposal 2 and Proposal 3 will require the affirmative vote of a majority of the outstanding voting securities of the Fund, as that term is defined under the Investment Company Act of 1940, as amended, (the “1940 Act”), which is the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares.

Approval of Proposal 1A and Proposal 4 will require the affirmative vote of a majority of the votes cast by the holders of all of the Shares present or represented and voting on that Proposal.

If the Proposals are approved by Shareholders of the Fund, they will be implemented on or about August 13, 2018.

Contract Owner Voting Instructions

The Trust is organized as a Massachusetts business trust.  Interests in the Fund, a series of the Trust, are represented by shares.  Shares of the Fund currently are sold only to separate accounts of Jackson National or Jackson NY to fund the benefits of variable life insurance and variable annuity contracts (“Variable Contracts”) issued by Jackson National or Jackson NY (the “issuing insurers”), to employee benefit plans of Jackson National or directly to Jackson National, Jackson NY, or to regulated investment companies.  Although the issuing insurers legally own all of the shares of the Fund held in their respective separate accounts that relate to Variable Contracts, a portion of the value of your Variable Contract is invested by the relevant issuing insurer, as provided in your Variable Contract, in shares of the Fund.

You have the right under your Variable Contract to instruct the issuing insurer how to vote the shares attributable to your Variable Contract.  The issuing insurer will vote all such shares in accordance with the voting instructions timely given by the owners of Variable Contracts (“Contract Owners”) with assets invested in the Fund.  Contract Owners at the close of business on May 18, 2018 (the “Record Date”), will be entitled to notice of the Meeting and to instruct the relevant issuing insurer how to vote at the Meeting or any adjourned session.  Jackson National and Jackson NY will vote shares owned by themselves or by the plans in proportion to voting instructions timely given by Contract Owners.

Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Variable Contracts as of the Record Date. When a Contract Owner completes the voting instructions form and sends it to the appropriate issuing insurer, that issuing insurer will vote the shares attributable to the Variable Contract of the Contract Owner in accordance with the Contract Owner’s instructions. If a Contract Owner merely signs and returns the form, the issuing insurer will vote those shares in favor of a Proposal. If the Contract Owner does not return the form, the issuing insurer will vote those shares in the same proportion as shares for which instructions were received from other Contract Owners.  As a result of proportionate voting, a small number of Contract Owners could determine the outcome of the Proposals. The issuing insurers have fixed the close of business on July 10, 2018, as the last day on which voting instructions will be accepted.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the Trust receives an insufficient number of votes to approve a Proposal, the Meeting may be adjourned to permit the solicitation of additional votes.

The Meeting may be adjourned by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of a Proposal to receive sufficient votes for approval.  No Shareholder vote shall be required for any adjournment.  No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting.  Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to the Meeting by submitting to the Insurance Companies a superseding voting instruction form or written notice of revocation or by appearing and voting in person at the Meeting.  Only the Contract Owner executing the voting instructions can revoke them.  The Insurance Companies will vote the shares of the Fund in accordance with all properly executed and un-revoked voting instructions.

SUMMARY OF PROPOSALS 1A AND 1B

PROPOSAL 1A: TO APPROVE NAME, INVESTMENT OBJECTIVE, INVESTMENT STRATEGY AND SECONDARY BENCHMARK CHANGES FOR THE FUND.

PROPOSAL 1B: TO APPROVE A CHANGE TO THE FUNDAMENTAL POLICY REGARDING DIVERSIFICATION FOR THE FUND.

Introduction

The Trust, a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 120 funds, including the Fund.  This proxy statement is being furnished to Shareholders of the Fund and relates to certain fund changes that will convert the Fund from a fund-of-funds to an actively managed fund.  It is proposed that the Fund’s existing sub-adviser, Milliman Financial Risk Management LLC (“Milliman”), be replaced with a new sub-adviser, T. Rowe. In connection with this sub-adviser change, it is further proposed that the Fund will undergo changes to its investment objective, investment strategy, name and secondary benchmark (the “Strategy Changes”) and a change to its fundamental policy regarding diversification (“Policy Change,” and together with the Strategy Changes, the “Strategy/Policy Changes”).  Further, in conjunction with the Strategy/Policy Changes, it is proposed that the Fund’s advisory fee, sub-advisory fee, and administrative fee structures be revised (the “Fee Changes”).  The Strategy/Policy Changes and the Fee Changes are part of a broader initiative by JNAM to reposition the funds of the Trust that are sub-advised by Milliman, as discussed in more detail below.  The Trust is providing this proxy statement to Shareholders investing in the Fund as of May 18, 2018, the Record Date.

As the investment adviser to the Trust, JNAM selects, contracts with, compensates, and monitors sub-advisers to manage the investment and reinvestment of the assets of each of the funds in the Trust, including the Fund.  In addition, JNAM monitors the compliance of the sub-advisers with the investment objectives and related policies of each series of the Trust, and reviews the performance of the sub-advisers and reports on such performance to the Board.

JNAM is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. JNAM is a wholly owned subsidiary of Jackson National, which is in turn a wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  JNAM also serves as the Fund’s Administrator.

Overview and Board Approval

At a meeting held on February 28-March 2, 2018 (“Q1 Meeting”), the Board, including the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of the Trust voted to approve various changes to the Fund in connection with the repositioning of the three series of the Trust sub-advised by Milliman: the Fund, JNL/MMRS Conservative Fund, and JNL/MMRS Growth Fund.  Specifically, the Board, including the Independent Trustees, approved the reorganization of the JNL/MMRS Conservative Fund and the JNL/MMRS Growth Fund (together, the “Acquired Funds”) into the Fund (the “Reorganizations”), subject to approval by the Acquired Funds’ shareholders.  If approved by the Acquired Funds’ shareholders, it is proposed that the Reorganizations will be effective as of the close of business on August 10, 2018.

Next, at the Q1 Meeting, the Board, including the Independent Trustees, voted to approve replacement of Milliman as sub-adviser to the Fund with T. Rowe and to approve a corresponding amendment to the Trust’s existing Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe, effective December 1, 2012, as amended (“T. Rowe Sub-Advisory Agreement”), appointing T. Rowe as the new sub-adviser to the Fund, effective on or about August 13, 2018 (the “Effective Date”), subject to approval by Shareholders.  In conjunction with this approval, the Board voted to terminate the existing Investment Sub-Advisory Agreement with Milliman, dated April 24, 2014, as amended (“Milliman Sub-Advisory Agreement”), pending Shareholder approval of Proposal 1A, Proposal 1B, Proposal 2, Proposal 3, and Proposal 4 (collectively, the “Proposals”) and effective on or about the Effective Date.  In addition, the Board approved a change to the Fund’s name from “JNL/MMRS Moderate Fund” to “JNL/T. Rowe Price Managed Volatility Balanced Fund” and changes to the Fund’s investment objective, investment strategy, secondary benchmark and fundamental policy regarding diversification, which are also proposed to be effective on or about the Effective Date, subject to approval by Shareholders.  These changes are referred to as the “Strategy/Policy Changes” in this proxy statement.

The Fund is currently structured as a fund-of-funds and allocates its assets among certain underlying funds that are advised by JNAM.  Pending Shareholder approval of the Proposals and as a result of the Strategy/Policy Changes, the Fund will change from a fund-of-funds to an actively managed fund.  JNAM will continue to serve as its investment adviser, but it is proposed that T. Rowe will serve as the Fund’s new sub-adviser. The Fund’s current advisory, sub-advisory, and administrative fees are based on the Fund’s fund-of-funds structure.  Generally, fees are lower for funds-of-funds because JNAM is also compensated by the underlying funds in which a fund-of-funds, like the Fund, invests. As a result of the structural change from a fund-of-funds to an actively managed Fund, it is further proposed that the Fund’s advisory, sub-advisory, and administrative fees will change.  Specifically, it is proposed that the advisory, sub-advisory, and administrative fees will increase, as described in Proposal 2, Proposal 3, and Proposal 4, respectively. The Amended and Restated Investment Advisory and Management Agreement between JNAM and the Trust, on behalf of the Fund, effective July 1, 2013, as amended (the “Advisory Agreement”), was last approved by the Board, including the Independent Trustees, of the Fund at a meeting held on August 28-30, 2017. At the Q1 Meeting, in connection with the Strategy Changes, the Board, including the Independent Trustees, of the Fund voted to approve (i) an amendment to the Advisory Agreement reflecting the increased advisory fee, (ii) an amendment to the T. Rowe Sub-Advisory Agreement approving T. Rowe as a sub-adviser to the Fund and the sub-advisory fee for the Fund, and (iii) an amendment to the Amended and Restated Administration Agreement between JNAM and the Trust, on behalf of the Fund, effective July 1, 2013, as amended (the “Administration Agreement”), reflecting the increased administrative fee for the Fund.  These fee changes are referred to as the “Fee Changes” in this proxy statement and are proposed to be effective on or about the Effective Date, subject to approval by Shareholders.

Despite the proposed increases in the Fund’s current advisory, sub-advisory, and administrative fees, it is expected that the Fund’s total annual operating expenses will decrease as a result of the Strategy/Policy Changes and Fee Changes described in this proxy statement.  This is because, as an actively managed fund, the Fund will no longer incur “acquired fund fees and expenses” from its investment in underlying funds.  The Fund’s total annual operating expenses are expected to decrease beginning on or about the Effective Date, as discussed in more detail below.

Information Regarding Strategy Changes

JNAM is recommending certain changes for the Fund, which is currently a fund-of-funds and is managed by Milliman.  The Strategy Changes are being proposed to convert the Fund from a fund-of-funds that is designed to invest in a group of underlying funds to an actively managed Fund.

In acting as the Fund’s new sub-adviser, T. Rowe will incorporate a multifaceted approach to its investment process that includes several teams and committees as well as the application of a target volatility overlay.  Beginning on or about the Effective Date, the Fund will aim to bring forth a single solution that provides systematic de-risking as market volatility rises. T. Rowe believes that the best way to achieve this goal is to combine elements of a broadly diversified balanced strategy with their expertise in active management and tactical asset allocation with a managed volatility overlay. With T. Rowe as its new sub-adviser, the Fund will be a globally diversified balance strategy with a long-term asset allocation target of 65% equities and 35% fixed income securities.

If Shareholders approve the Strategy Changes, the Fund’s investment objective and investment strategies will be revised to reflect that the Fund will no longer invest in underlying funds and to reflect T. Rowe’s globally diversified balanced strategy with a managed volatility overlay.  A comparison of the Fund’s current investment objective and principal investment strategies and the proposed investment objective and principal investment strategies are shown in the table below.

JNL/MMRS Moderate Fund	Proposed JNL/T. Rowe Price Managed Volatility Balanced Fund
Investment Objective The investment objective of the Fund is to provide growth of capital while seeking to manage volatility and provide downside protection by investment in other funds.	Investment Objective The investment objective of the Fund is to seek capital appreciation and income while managing portfolio volatility.
Principal Investment Strategies The Fund seeks to achieve its objective by investing in Class I shares of a diversified group of other Funds	Principal Investment Strategies The Fund normally invests approximately 65% of its total assets in common stocks and 35% of its total

(“Underlying Funds”). The Underlying Funds in which the Fund may invest are a part of the JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust, and Jackson Variable Series Trust. Not all Funds of the JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust, and Jackson Variable Series Trust are available as underlying Funds. Please refer to theAppendix A for a list of available Underlying Funds.	assets in fixed income securities. The Fund invests in securities of both the United States and foreign corporate and governmental issuers, including emerging market issuers. The Fund (not including its overlay component) will invest at least 25% of its total assets in fixed income senior securities and at least 25% of its total assets in equity securities. T. Rowe Price Associates, Inc., the Fund’s sub-adviser (“Sub-Adviser”), also employs a “volatility control” risk management process intended to manage the Fund’s volatility level.
The Fund invests based on a neutral allocation of 40% of its assets to Underlying Funds that invest primarily in fixed-income securities and 60% of its assets to Underlying Funds that invest primarily in equity securities. As market conditions change, the Fund’s neutral allocation will vary based on Milliman Financial Risk Management LLC’s (“Sub-Adviser”) risk management calculations. Under normal circumstances, the Fund may allocate approximately 25% to 100% of its assets to Underlying Funds that invest primarily in fixed-income securities and the “risk control fund” (defined below), and up to 75% of its assets to Underlying Funds that invest primarily in equity securities.

The Fund will utilize the JNL/T. Rowe Price Short-Term Bond Fund as the “risk control fund.”

When deciding upon overall allocations between stocks and fixed income securities, the Sub-Adviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. When strong economic growth is expected, the Sub-Adviser may favor stocks. The fixed income securities in which the Fund intends to invest, including the foreign fixed income securities, are primarily investment grade and are chosen from across the entire government, corporate, and asset- and mortgage-backed securities markets. Maturities generally reflect the Sub-Adviser’s outlook for interest rates.

The Fund groups the Underlying Funds according to investment categories. The investment categories of the Underlying Funds are as follows:

The Fund allocates its assets among Underlying Funds categorized by the Adviser into the following investment categories:

•          Alternative Assets
•          Alternative Strategies
•          Domestic/Global Equity
•          Domestic/Global Fixed-Income
•          International
•          International Fixed-Income
•          Risk Management
•          Sector
•          Specialty
•          Tactical Management

The Fund considers the Underlying Funds in the Domestic/Global Fixed-Income and International Fixed-Income investment categories to be funds that invest primarily in fixed-income securities, and the Underlying Funds in the Domestic/Global Equity, International, Sector, and Specialty investment categories to be funds that invest primarily in equity securities. The Underlying Funds in the Risk Management and Tactical Management investment categories include funds that can invest in a variety of asset classes in various proportions, may take measures to manage risk and/or adapt to prevailing market

When selecting particular stocks, the Sub-Adviser will examine relative values and prospects among growth- and value-oriented stocks, domestic and foreign stocks, small-to large-cap stocks, and may include stocks of companies involved in activities related to commodities and other real assets. Domestic stocks are drawn from the overall U.S. market and foreign stocks are selected primarily from large companies in developed countries, although stocks in emerging markets may also be purchased. This process draws heavily upon the proprietary stock research expertise of the Sub-Adviser. While the Fund maintains a well-diversified portfolio, the Sub-Adviser may at a particular time shift stock selection toward markets or market sectors that appear to offer attractive value and appreciation potential.

A similar security selection process applies to fixed income securities. When deciding whether to adjust duration, credit risk exposure, or allocations among the various sectors (for example, junk bonds, mortgage- and asset-backed securities, foreign fixed income securities and emerging market fixed income securities), the Sub-Adviser weighs such factors as the outlook for inflation and the economy, corporate earnings, expected interest rate movements and currency valuations, and the yield advantage that lower-rated fixed income securities may offer over investment grade fixed income securities.

conditions and may have significant exposure to both fixed-income and equity securities. To the extent the Fund invests in one of these Underlying Funds, the Fund’s exposure to fixed-income securities and equity securities will be allocated according to the Underlying Fund’s relative exposure to these asset classes. The Fund considers the Underlying Funds in the Alternative Assets and Alternative Strategies investment categories to be funds that invest primarily in alternative assets and employ alternative strategies. The Fund does not anticipate investing significant amounts in the alternative categories.	Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.
No corresponding strategy.

Volatility is a statistical measure of the magnitude of changes in the Fund’s returns over time without regard to the direction of those changes. The Sub-Adviser expects to actively manage volatility and use a variety of equity index and fixed income futures and currency forwards as the principal tools to implement this volatility management strategy. The Fund’s overall equity exposure may be significantly reduced as a result of the volatility management strategy.

Volatility is not a measure of investment performance. Volatility may result from rapid and dramatic price swings. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant market movements. The Fund could experience high levels of volatility in both rising and falling markets. Due to market conditions or other factors, the actual or realized volatility of the Fund for any particular period of time may fluctuate.

The Fund is a “non-diversified” fund, as defined in the 1940 Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds.	The Fund is a “diversified” fund as defined in the 1940 Act.

Information Regarding Principal Risks

If Shareholders approve the Strategy Changes, the Fund’s principal risks will also be revised.  The Fund’s current principal risks are based on the risks associated with investing in the underlying funds.  If the Strategy Changes are approved, the principal risks will be revised consistent with T. Rowe’s actively managed strategy for the Fund.  A comparison of the Fund’s current principal risks and the proposed principal risks are shown in the table below.

Principal Risks	JNL/MMRS Moderate Fund	JNL/T. Rowe Price Managed Volatility Balanced Fund
Allocation risk	X
Call Risk		X
Commodity risk	X
Credit risk	X	X
Currency risk	X	X

Principal Risks	JNL/MMRS Moderate Fund	JNL/T. Rowe Price Managed Volatility Balanced Fund
Derivatives risk	X	X
Emerging markets and less developed countries risk	X	X
Equity securities risk	X	X
Extension Risk		X
Fixed-income risk	X	X
Foreign regulatory risk	X	X
Foreign securities risk	X	X
Forward and futures contract risk		X
High yield bonds, lower-rated bonds, and unrated securities risk	X	X
Interest rate risk		X
Issuer risk		X
Large-capitalization risk		X
Liquidity risk	X
Managed portfolio risk	X	X
Market risk	X	X
Mortgage-related and other asset-backed securities risk		X
Non-diversification risk	X
Options risk		X
Portfolio turnover risk	X	X
Prepayment risk		X
Stock risk	X
Underlying funds risk	X
Volatility management risk		X

Information Regarding Secondary Benchmark Change

As part of the Strategy Changes, JNAM proposes to change the Fund’s secondary benchmark as shown in the table below.  JNAM recommends this change to the secondary benchmark for better consistency with the proposed Strategy Changes.  No changes to the Fund’s primary benchmark, the Dow Jones Moderate Index, are proposed.

	JNL/MMRS Moderate Fund	JNL/T. Rowe Price Managed Volatility Balanced Fund
Secondary (blended) benchmark	45% S&P 500 Index, 15% MSCI All Country World ex-USA Index (Net), 40% Bloomberg Barclays U.S. Aggregate Bond Index	45% S&P 500 Index, 20% MSCI EAFE Index (Net), 35% Bloomberg Barclays U.S. Aggregate Bond Index

For complete disclosure of the Fund’s investment objective, investment strategies, risks and other related disclosure, as well as how this disclosure is proposed to be revised, please see Appendix A.

Information Regarding Policy Change

In connection with the Strategy Changes and as discussed above, it is proposed that the Fund will no longer operate as a fund-of-funds and will be actively managed by its new sub-adviser, T. Rowe.  As a result, JNAM is recommending a change to the Fund’s fundamental policy regarding diversification to reflect that the Fund will operate as “diversified” fund as that term is defined in the 1940 Act.

All mutual funds are required to adopt fundamental policies with respect to a limited number of matters.  Fundamental investment restrictions or policies cannot be changed, as a matter of law, without shareholder approval.

At the Q1 Meeting, the Board, including the Independent Trustees, reviewed materials provided by JNAM and, upon review and consideration of those materials as well as discussion with their independent counsel, approved an amended fundamental policy regarding diversification for the Fund, subject to Shareholder approval.  Specifically, the Board approved the Fund’s change from a “non-diversified” fund, as that term is defined in the 1940 Act, to a “diversified” fund.

Under a definition provided by the 1940 Act, a non-diversified fund may invest in fewer securities, or in larger proportions of the securities of single companies or industries. If these securities were to decline in value, there could be a substantial loss of the investment. In addition, because of the investment strategies of a non-diversified fund, the fund may hold a smaller number of issuers than if it were “diversified.” There is increased risk in investing in a smaller number of different issuers than there is in investing in a larger number of issuers since changes in the financial condition or market status of a single issuer may cause greater fluctuation in a non-diversified portfolio with respect to total return and share price.

In reaching its conclusion, the Board considered the Strategy Changes discussed above.

The proposed amended fundamental policy is set forth below. The text that is stricken through will be removed from the fundamental policy, as it is set forth in the Trust’s Statement of Additional Information.

(1)          Each Fund, except the JNL Multi-Manager Alternative Fund, JNL Institutional Alt 25 Fund, JNL Institutional Alt 50 Fund, JNL/American Funds Global Bond Fund, JNL/American Funds Moderate Growth Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL/AQR Managed Futures Strategy Fund, JNL/BlackRock Global Natural Resources Fund, JNL/Boston Partners Global Long Short Equity Fund, JNL/Brookfield Global Infrastructure and MLP Fund, JNL/DFA Growth Allocation Fund, JNL/DFA Moderate Growth Allocation Fund, JNL/Franklin Templeton Global Multisector Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/GQG Emerging Markets Equity Fund, JNL/Invesco China-India Fund, JNL/Invesco Mid Cap Value Fund, JNL/Mellon Capital European 30 Fund, JNL/Mellon Capital Pacific Rim 30 Fund, JNL/Mellon Capital Consumer Staples Sector Fund, JNL/Mellon Capital

Industrials Sector Fund, JNL/Mellon Capital Materials Sector Fund, JNL/Mellon Capital Real Estate Sector Fund, JNL/Mellon Capital Utilities Sector Fund, ~~JNL/MMRS Moderate Fund,~~ JNL/PIMCO Real Return Fund, JNL/PPM America Floating Rate Income Fund, JNL/Vanguard Global Bond Market Index Fund, JNL/Vanguard Growth Allocation Fund, JNL/Vanguard International Stock Market Index Fund, JNL/Vanguard Moderate Allocation Fund, JNL/Vanguard Moderate Growth Allocation Fund, JNL/Vanguard U.S. Stock Market Index Fund, JNL/Westchester Capital Event Driven Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Total Yield Fund, JNL/S&P Mid 3 Fund, JNL/S&P International 5 Fund, JNL/S&P 4 Fund, JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund, and JNL Aggressive Growth Allocation Fund, shall be a “diversified company,” as such term is defined under the 1940 Act.

If approved by Shareholders of the Funds, the Policy Change will become effective on or about the Effective Date.

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF PROPOSALS 1A AND 1B.

SUMMARY OF PROPOSAL 2

PROPOSAL 2: TO APPROVE A PROPOSED AMENDMENT TO THE AMENDED AND RESTATED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN JNAM AND THE TRUST, ON BEHALF OF THE FUND.

Overview and Introduction

At the Q1 Meeting, the Board, including the Independent Trustees, voted to approve an amendment to the Advisory Agreement, which would increase the advisory fee payable by the Fund to JNAM effective on or about the Effective Date.

As discussed above, in connection with the Strategy/Policy Changes, the Fund will change from a fund-of-funds structure to an actively managed structure.  In connection with this change from a fund-of-funds structure to an actively managed structure, the Fund’s overall fee structure is proposed to change. Pending Shareholder approval of the Strategy/Policy Changes, JNAM will begin to oversee the proposed new sub-adviser, T. Rowe, in implementing its new investment strategy for the Fund.  This, combined with the Strategy/Policy Changes, will result in changes to certain of the services JNAM currently provides for the Fund.

As the investment adviser to the Trust, JNAM provides the Trust with professional investment supervision and management under the Advisory Agreement. JNAM is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  Under the Trust’s Advisory Agreement, JNAM is responsible for managing the affairs and overseeing the investments of the funds and determining how voting and other rights with respect to securities owned by each fund will be exercised. JNAM also provides recordkeeping, administrative, and exempt transfer agent services to the funds and oversees the performance of services provided to each fund by other service providers, including the custodian and shareholder servicing agent. JNAM is authorized to delegate certain of its duties with respect to a fund to a sub-adviser, subject to the approval of the Board, and is responsible for overseeing that sub-adviser’s performance. JNAM plays an active role in advising and monitoring the funds of the Trust and their respective sub-adviser(s), if any. When appropriate, JNAM recommends to the Board potential sub-advisers for a fund. JNAM is solely responsible for payment of any fees to sub-advisers.

Information Concerning JNAM, the Fund’s Adviser

JNAM, 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust.  JNAM was organized in 2000 under the laws of Michigan.  As investment adviser, JNAM provides the Trust with professional investment supervision and management.  The Adviser is a wholly owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc and its affiliated companies constitute one of the world’s leading financial services groups. It provides insurance and financial services through its subsidiaries and affiliates throughout the world. Prudential plc is located at Laurence Pountney Hill, London EC4R 0HH.

JNAM currently serves as an investment adviser to the Trust, as well as to JNL Investors Series Trust, Jackson Variable Series Trust, JNL Variable Fund LLC, and JNL Strategic Income Fund LLC. As of December 31, 2017, JNAM managed or advised assets totaling $224 billion.

As the Adviser to the Fund, JNAM provides the Fund with professional investment supervision and management under the Advisory Agreement.  The Adviser plays an active role in advising and monitoring the Fund and its sub-adviser.  When appropriate, the Adviser recommends to the Board potential sub-advisers for a Fund.  The Adviser monitors a sub-adviser’s Fund management team to determine whether its investment activities remain consistent with the Fund’s investment strategies and objectives.  The Adviser also monitors changes that may impact the sub-adviser’s overall business, including the sub-adviser’s operations and changes in investment personnel and senior management, and regularly performs due diligence reviews of a sub-adviser. In addition, the Adviser obtains detailed, comprehensive information concerning each Fund’s and sub-adviser’s performance and Fund operations.  The Adviser is responsible for providing regular reports on these matters to the Board.

Executive/Principal Officers, Directors, and General Partners of JNAM

Names	Principal Address	Title
Mark D. Nerud*, **	1 Corporate Way Lansing, MI 48951	President, Chief Executive Officer, Managing Board Member
Susan S. Rhee**	1 Corporate Way Lansing, MI 48951	Secretary, Senior Vice President and General Counsel
Daniel W. Koors**	1 Corporate Way Lansing, MI 48951	Chief Operating Officer and Senior Vice President
Joseph B. O’Boyle**	1 Corporate Way Lansing, MI 48951	Vice President – Compliance
Karen J. Huizenga**	1 Corporate Way Lansing, MI 48951	Vice President – Financial Reporting
Eric A. Bjornson	1 Corporate Way Lansing, MI 48951	Vice President – Operations
Garett J. Childs	1 Corporate Way Lansing, MI 48951	Assistant Vice President and Chief Risk Officer
William P. Harding**	1 Corporate Way Lansing, MI 48951	Senior Vice President and Chief Investment Officer
Mark B. Mandich	1 Corporate Way Lansing, MI 48951	Managing Board Member
Kristan L. Richardson	1 Corporate Way Lansing, MI 48951	Assistant Secretary
Paul C. Myers	1 Corporate Way Lansing, MI 48951	Managing Board Member and Chairman
Bradley O. Harris	1 Corporate Way Lansing, MI 48951	Managing Board Member
Alison R. Reed	1 Corporate Way Lansing, MI 48951	Managing Board Member
Michael A. Costello	1 Corporate Way Lansing, MI 48951	Managing Board Member
Mia K. Nelson**	1 Corporate Way Lansing, MI 48951	Assistant Vice President – Tax
Emily J. Bennett**	1 Corporate Way Lansing, MI 48951	Assistant Vice President - Legal
*Also a Trustee and officer of the Trust.
** Also an officer of the Trust.

The following person(s) beneficially own 10% or more of the outstanding voting securities of JNAM:

Names	Address
Jackson National Life Insurance Company	1 Corporate Way, Lansing, MI 48951

As of May 18, 2018, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of JNAM, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in JNAM or any other entity controlling, controlled by, or under common control with JNAM. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2017, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which JNAM, any parent or subsidiary of JNAM, or any subsidiary of the parent of such entities was or is to be a party.

Information Regarding the Advisory Agreement with JNAM

JNAM is the adviser to all of the funds of the Trust, pursuant to the Advisory Agreement. The Advisory Agreement was most recently approved by the Board with respect to the Fund at a meeting held on August 28-30, 2017, and was most recently approved by shareholders of all series of the Trust then in existence on October 10, 2000, in connection with an arrangement that would permit the investment adviser (formerly known as Jackson National Financial Services, LLC), with Board approval, to enter into or amend sub-advisory agreements without shareholder approval.

At the Q1 Meeting, the Board, including the Independent Trustees, voted to approve the amendment to the Advisory Agreement, subject to Shareholder approval. The following description of the Advisory Agreement is qualified by the Advisory Agreement, attached as Appendix B.

Under the Advisory Agreement, the Adviser is responsible for managing the affairs and overseeing the investments of the Fund and determining how voting and other rights with respect to securities owned by the Fund will be exercised.  The Adviser also provides recordkeeping, administrative, and exempt transfer agent services to the Fund and oversees the performance of services provided to the Fund by other service providers, including the custodian and shareholder servicing agent.  The Adviser is authorized to delegate certain of its duties with respect to a Fund to a sub-adviser, subject to the approval of the Board, and is responsible for overseeing that sub-adviser’s performance.  The Adviser is solely responsible for payment of any fees to the sub-advisers.

The Advisory Agreement provides that it will remain in effect through September 30th each year, and thereafter only so long as the continuance is approved at least annually by September 30th by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund, and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust. The Advisory Agreement may be terminated by the Adviser at any time, without payment of any penalty, on like notice to the Trust, provided, however, that the Advisory Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust, or after six months’ written notice, whichever is earlier. The Advisory Agreement also terminates automatically in the event of its assignment.

The Advisory Agreement generally provides that the Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services including, without limitation, any error of judgment or mistake of law or for any loss suffered by the funds in connection with the performance of the Adviser’s duties under the Advisory Agreement, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. There are no material changes to the Advisory Agreement resulting from the changes described herein, except the advisory fee change for the Fund described below.

Material Terms of the Amendment to the Advisory Agreement

The Amendment to the Advisory Agreement will increase the advisory fee to be paid by the Fund, as shown below. The Amendment does not modify any other material terms of the Advisory Agreement.  If Shareholders approve Proposal 2, the term of the Amendment will commence on or about the Effective Date.  The Amendment and the Advisory Agreement, as amended, are attached to this proxy statement as Appendix B.

All services under the Amendment must be provided in accordance with the provisions of the 1940 Act and any rules and regulations thereunder, the Securities Act of 1933 and any rules and regulations thereunder, the Tax Code, any other applicable provisions of law, the Trust’s Declaration of Trust and By-Laws, and policies adopted by the Trustees and the investment policies of the Fund as adopted by the Board and as disclosed in the Fund’s registration statements on file with the SEC, as amended from time to time.

JNL/MMRS Moderate Fund
Current Advisory Fee Rates
Net Assets	Rate
$0 to $1 billion	0.300%
$1 billion to $3 billion	0.250%
$3 billion to $5 billion	0.245%
Over $5 billion	0.240%

JNL/T. Rowe Price Managed Volatility Balanced Fund
Proposed Advisory Fee Rates
Net Assets	Rate
$0 to $1 billion	0.550%
$1 billion to $3 billion	0.500%
$3 billion to $5 billion	0.490%
Over $5 billion	0.480%

The following table sets forth the aggregate amount of advisory fees paid by the Fund to JNAM for the year ended December 31, 2017.  Assuming the Amendment to the Advisory Agreement was in place for the year ended December 31, 2017, the pro forma advisory fees would have been higher, as shown below.

Fund Name	Actual Aggregate Fees for Year ended December 31, 2017*	Pro Forma Aggregate Fees for Year Ended December 31, 2017*	Difference Between the Actual Aggregate Fees and Pro Forma Aggregate Fees for Year Ended December 31, 2017 (%)*
JNL/MMRS Moderate Fund (to be renamed JNL/T. Rowe Price Managed Volatility Balanced Fund)	$563,165	$1,032,464	183.33%
*These figures do not reflect the expenses of the Variable Contracts or the separate account through which a shareholder indirectly invests in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

The Board reviewed the proposed Amendment to the Advisory Agreement and believes that the proposed fee schedule is fair for the services to be provided by JNAM to the Fund. If this Proposal is approved by Shareholders, the Amendment to the Advisory Agreement with respect to the Fund will become effective on or about the Effective Date.

A discussion regarding the basis for the approval by the Board of Trustees of the Amendment to the Advisory Agreement is contained under “Board of Trustees’ Evaluation” below.

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF PROPOSAL 2.

SUMMARY OF PROPOSAL 3

PROPOSAL 3: TO APPROVE A PROPOSED AMENDMENT TO THE INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND T. ROWE, APPROVING T. ROWE AS SUB-ADVISER TO THE FUND.

Overview and Introduction

At the Q1 Meeting, the Board, including the Independent Trustees, of the Fund voted to approve a sub-adviser replacement for the Fund, whereby the current sub-adviser, Milliman, would be replaced by T. Rowe, and to approve a corresponding amendment (the “Amendment”) to the T. Rowe Sub-Advisory Agreement appointing T. Rowe as the Fund’s new sub-adviser, subject to approval by Shareholders.  Pending Shareholder approval, T. Rowe will begin providing the day-to-day management for the Fund, effective on or about the Effective Date.

If approved by Shareholders, T. Rowe will be appointed as the sub-adviser for the Fund and the principal investment strategies for the Fund will be updated per the Strategy Changes discussed above.

The proposed sub-advisory fee to be paid by JNAM to T. Rowe on behalf of the Fund is higher than the sub-advisory fee currently paid by JNAM to Milliman on behalf of the Fund.  However, as discussed above, it is proposed that the Fund will change from a fund-of-funds to an actively managed Fund effective on or about the Effective Date, and as a result the Fund’s total net expense ratio is expected to decrease.

Information concerning T. Rowe – Proposed Investment Sub-Adviser

T. Rowe is located at 100 East Pratt Street, Baltimore, Maryland 21202.  It was founded in 1937.  T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services. T. Rowe Price Group, Inc. is located at 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe also serves as sub-adviser to other funds of the Trust and one fund of the Jackson Variable Series Trust.  As of March 31, 2018, T. Rowe managed  $1,014.2 billion in assets.

As the sub-adviser to the Fund, T. Rowe will provide the Fund with investment research, advice, and supervision, and will manage the Fund consistent with its investment objective and policies (as amended per the Strategy/Policy Changes discussed above), including the purchase, retention, and disposition of securities, as set forth in the Fund’s current Prospectus.

Executive/Principal Officers, Directors, and General Partners of T. Rowe

Names	Principal Address	Title
Edward C. Bernard	100 East Pratt Street, Baltimore, Maryland 21202	Director
John R. Gilner	100 East Pratt Street, Baltimore, Maryland 21202	Chief Compliance Officer
David Oestreicher	100 East Pratt Street, Baltimore, Maryland 21202	Chief Legal Officer
William J. Stromberg	100 East Pratt Street, Baltimore, Maryland 21202	President/Director

The following person(s) beneficially own 10% or more of the outstanding voting securities of T. Rowe:

Names	Address
T. Rowe Price Group, Inc.	100 East Pratt Street, Baltimore, Maryland 21202

As of May 18, 2018, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of T. Rowe, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in T. Rowe or any other entity controlling, controlled by, or under common control with T. Rowe. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2017, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which T. Rowe, any parent or subsidiary of T. Rowe, or any subsidiary of the parent of such entities was or is to be a party.

Information regarding the Sub-Advisory Agreement with T. Rowe

T. Rowe is a sub-adviser to separate funds of the Trust, pursuant to the T. Rowe Sub-Advisory Agreement.  The T. Rowe Sub-Advisory Agreement was most recently approved by the Board at a meeting held on August 28-30, 2017.  JNAM has received an exemptive order from the SEC that permits JNAM, subject to certain conditions, to enter into agreements relating to the Trust with unaffiliated sub-advisers approved by the Board without obtaining shareholder approval.  As such, the T. Rowe Sub-Advisory Agreement has not been approved by shareholders but is regularly reviewed by JNAM and the Board pursuant to the exemptive order.

At the Q1 Meeting, the Board, including the Independent Trustees, voted to appoint T. Rowe as a sub-adviser to the Fund and approved the Amendment to the T. Rowe Sub-Advisory Agreement, subject to Shareholder approval. The following description of the T. Rowe Sub-Advisory Agreement is qualified by the T. Rowe Sub-Advisory Agreement, attached as Appendix C.

Under the T. Rowe Sub-Advisory Agreement, T. Rowe provides investment portfolio management services to certain funds of the Trust.  T. Rowe is responsible for managing the investment and reinvestment of the assets of those funds, subject to the oversight and supervision of JNAM and the Board.  T. Rowe is also responsible for supervising and directing the investments of each fund in accordance with its investment objective, program, and restrictions.  T. Rowe is responsible for effecting all securities transactions on behalf of the Fund.

The T. Rowe Sub-Advisory Agreement provides that it will remain in effect through September 30th each year, and thereafter only so long as the continuance is approved at least annually by September 30th by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund, and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The T. Rowe Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or JNAM, or on sixty days’ written notice by T. Rowe. The T. Rowe Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The T. Rowe Sub-Advisory Agreement generally provides that T. Rowe, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the funds in connection with the performance of T. Rowe’s duties under the T. Rowe Sub-Advisory Agreement or its failure to perform due to events beyond its reasonable control, except for a loss resulting from willful malfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the T. Rowe Sub-Advisory Agreement.

There are no material relevant differences between the Milliman Sub-Advisory Agreement and the T. Rowe Sub-Advisory Agreement, except for differences stemming from the Fund’s current fund-of-funds structure under Milliman and its proposed actively managed structure under T. Rowe and the differences in sub-advisory fees for the Fund, which are described below.

If the sub-adviser appointment is approved by Shareholders, JNAM will be obligated to pay T. Rowe out of the advisory fee it receives from the Fund.

Material Terms of the Amendment to the T. Rowe Sub-Advisory Agreement

The Amendment adds the Fund to the current T. Rowe Sub-Advisory Agreement. In all material respects, the Amendment does not modify the material terms of the T. Rowe Sub-Advisory Agreement, and (other than with respect to the specified fee rate for the Fund) the same terms will apply to the Fund as currently apply to the existing funds for which T. Rowe serves as sub-adviser. If Shareholders approve the Proposal, the term of the Amendment will commence on or about the Effective Date.  The Amendment and the T. Rowe Sub-Advisory Agreement, as amended, are attached to this proxy statement as Appendix C.

Under the Amendment, T. Rowe would provide sub-advisory services to the Fund, including making decisions regarding the acquisitions, holding, or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time.  All services under the Amendment must be provided in accordance with the provisions of the 1940 Act and any rules and regulations thereunder, the Securities Act of 1933 and any rules and regulations thereunder, the Tax Code, any other applicable provisions of law, the Trust’s Declaration of Trust and By-Laws, and policies adopted by the Trustees and the investment policies of the Fund as adopted by the Board and as disclosed in the Fund’s registration statements on file with the SEC, as amended from time to time.

The advisory fees to be paid by the Fund are described above in Proposal 2.  JNAM is responsible for paying all sub-advisers out of its own resources. Under the Amendment to the T. Rowe Sub-Advisory Agreement, the sub-advisory fee schedule is different from the sub-advisory fee schedule used to compensate Milliman.  Milliman is currently paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule.

JNL/MMRS Moderate Fund
Current Sub-Advisory Fee Rates[1]
Net Assets	Rate
$0 to $200 million	0.20%
$200 million to $500 million	0.17%
Over $500 million	0.15%
1 Assets of the Fund, the JNL/MMRS Conservative Fund and the JNL/MMRS Growth Fund are aggregated in calculating the sub-advisory fee.

JNAM will pay T. Rowe a sub-advisory fee equal to a percentage of the Fund’s average daily net assets attributable to the Fund, based on the below schedule and the relationship discount summarized in the footnote.

JNL/T. Rowe Price Managed Volatility Balanced Fund
Proposed Sub-Advisory Fee Rates[1]

Assets up to $200 million:
Average Daily Net Assets	Annual Rate
All Assets	0.375%
When assets exceed $200 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	0.350%
When assets exceed $500 million, but are less than $1 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.325%
When assets exceed $1 billion, but are less than $2 billion:
Average Daily Net Assets	Annual Rate
$0 to $1 billion	0.300%
Over $1 billion	0.275%
When assets exceed $2 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.275%
[1] The existing T. Rowe sub-advisory fee relationship discount will apply. JNAM’s relationship discount with T. Rowe is applied to total sub-advisory fees based on the average daily aggregate net assets of the Funds sub-advised by T. Rowe: 2.5% fee reduction for assets between $0 and $1 billion, 5.0% fee reduction on assets between $1 billion and $2.5 billion, 7.5% on assets between $2.5 billion and $5 billion, 10.0% on assets between $5 billion and $10 billion, 12.5% on assets between $10 billion and $20 billion and when assets exceed $20 billion, the reduction is 12.5% on all assets.

The following table sets forth the aggregate amount of advisory fees paid by JNAM, on behalf of the Fund, to Milliman for the year ended December 31, 2017.  Assuming T. Rowe was the Fund’s sub-adviser and the Amendment to the T. Rowe Sub-Advisory Agreement was in place for the year ended December 31, 2017, the pro forma sub-advisory fees would have been higher, as shown below.

Fund Name	Actual Aggregate Fees Paid to Milliman for Year ended December 31, 2017*	Pro Forma Aggregate Fees Proposed to be Paid to T. Rowe for Year Ended December 31, 2017*	Difference Between the Actual Aggregate Fees and Pro Forma Aggregate Fees for Year Ended December 31, 2017 (%)*
JNL/MMRS Moderate Fund (to be renamed JNL/T. Rowe Price Managed Volatility Balanced Fund)	$330,030	$703,954	213.30%
*These figures do not reflect the expenses of the Variable Contracts or the separate account through which a shareholder indirectly invests in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

The Trustees believe that the proposed fee schedule is fair for the services to be provided by T. Rowe to the Fund.  If this Proposal is approved by Shareholders, the Amendment and T. Rowe’s appointment as sub-adviser to the Fund will become effective on or about the Effective Date.

A discussion regarding the basis for the approval by the Board of Trustees of the Amendment is contained under “Board of Trustees’ Evaluation” below.

Portfolio Management

The Fund will be managed by a team of T. Rowe investment professionals acting together to manage the assets of the Fund.  T. Rowe will implement its globally diversified balanced strategy for the Fund.  The strategy is made up of several underlying strategies, each of which is managed by experienced portfolio managers that manage similar strategies or funds at T. Rowe. The Fund’s proposed portfolio managers and a summary of their background and experience is set forth below.

Anna Dreyer is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. She is a portfolio manager and the associate director of research, Multi Asset, within the T. Rowe Price Multi-Asset Division. Ms. Dreyer serves as co-portfolio manager of the T. Rowe Price Managed Volatility Strategy. Ms. Dreyer joined the firm in 2008. She earned a B.S. and an M.Eng. in electrical engineering and computer science, with a minor in economics, and a Ph.D. in biomedical engineering, all from the Massachusetts Institute of Technology (MIT). Ms. Dreyer has also earned the Chartered Financial Analyst designation.

Charles Shriver is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is a portfolio manager for several asset allocation portfolios within the T. Rowe Price Multi-Asset Division Group. Mr. Shriver is a member of T. Rowe Price Multi-Asset Division Committee and has been with the firm since 1991. Mr. Shriver earned a B.A. in economics and rhetoric/communications studies from the University of Virginia, an M.S.F. in finance from Loyola University Maryland, and a graduate diploma in public economics from Stockholm University. He has earned the Chartered Financial Analyst designation.

Sean McWilliams is a Vice President of T. Rowe Price. He is a portfolio manager and quantitative investment analyst in the Multi-Asset Division with research, portfolio management, and product development responsibilities. He is a member of the Investment Advisory Committee of the T. Rowe Price Global Allocation Fund. He joined the firm in 2009. Sean earned a B.A. in mathematics and applied mathematics and statistics and an M.S. in applied economics from the Johns Hopkins University. He also earned an M.S. in applied mathematics from the University of Maryland, Baltimore County.

Toby Thompson is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is an investment analyst and portfolio manager within the T. Rowe Price Multi-Asset Division. He serves as co-portfolio manager of the T. Rowe Price Managed Volatility Strategy. Prior to joining the firm in 2010, Mr. Thompson served as director of investments of the I.A.M. National Pension Fund. Before joining the I.A.M. National Pension Fund, Mr. Thompson was a principal with Brown Investment Advisory, where he worked in fixed income research, served as director of open architecture and asset allocation, and was a member of the firm’s Strategic Investment Committee. Mr. Thompson earned a B.S. in business and economics from Towson

University and an M.B.A. in finance from Loyola University Maryland. He has earned his Chartered Financial Analyst (CFA) and Chartered Alternative Investment Analyst (CAIA) designations.

Other Investment Companies Sub-Advised by T. Rowe

The following table sets forth the size and rate of compensation for other funds advised by T. Rowe having similar investment objectives and policies as those of the Fund.

Similar Mandate(s)	Assets Under Management as of March 31, 2018	Rate of Compensation
TRP Balanced Fund*	$4,072,212,817	0.15% (individual fee) 0.29% (group fee) 0.44% management fee
SA TRP VCP Balanced Portfolio**	$1,249,380,162
0.375% on the first $200 million
0.35% on all assets when assets
exceed $200 million
0.325% on all assets when assets
exceed $500 million
0.30% on all assets when assets exceed $1 billion
0.275% on assets above $1 billion
0.275% on all assets when assets exceed $2 billion

* The fees indicated are advisory fees and not sub-advisory fees for the Fund. The total reflects only the Fund’s investment management fees and does not include shareholder service, custodial, accounting, legal and audit fees; costs of preparing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses or director/trustee fees and expenses. T. Rowe is paid a management fee consisting of two elements. The group fee, which is designed to reflect the benefits of shared resources of the T. Rowe investment management complex, is calculated daily based on the combined net assets of all T. Rowe funds (except the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). Each fund also pays a flat individual fund fee based on its net assets.
**T. Rowe has voluntarily agreed to waive a portion of its sub-advisory fee for certain registered investment companies whereit serves as sub-adviser. Such voluntary fee reduction is based on the combined asset level of the sub-advised portfolios, and ranges between 0 - 12.5% of the total sub-advisory fees paid. In certain cases, assets are aggregated with the client's other qualified portfolios for purposes of determining breakpoints. With respect to sub-advised client fee schedules that include reset breakpoints, such sub-advised clients are eligible for transitional fee credits to be applied as assets approach or fall below such reset breakpoints.

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF PROPOSAL 3.

SUMMARY OF PROPOSAL 4

PROPOSAL 4: TO APPROVE A PROPOSED AMENDMENT TO THE AMENDED AND RESTATED ADMINISTRATION AGREEMENT BETWEEN JNAM AND THE TRUST, ON BEHALF OF THE FUND.

Overview and Introduction

At the Q1 Meeting, the Board, including the Independent Trustees, of the Fund voted to approve an amendment (“Amendment”) to the Administration Agreement.  In connection with the Strategy/Policy Changes described earlier in this proxy statement, the Fund will convert from a fund-of-funds to an actively managed fund effective on or about the Effective Date.  As also described earlier in this proxy statement, the change to an actively managed structure will result in changes to the administrative services to be provided the Fund and the corresponding administrative fee to be paid by the Fund.

Information Regarding the Administration Agreement with JNAM

JNAM serves as the administrator to the Fund.  JNAM, in its capacity as administrator, provides or procures, at its own expense, certain legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, and other administrative services necessary for the operation of the funds of the Trust.  In addition, JNAM, in its capacity as administrator, also pays a portion of the costs of the Trust’s Chief Compliance Officer. In return for these services, each fund pays JNAM an administrative fee equal to a certain percentage of the fund’s average daily net assets, accrued daily and paid monthly.

Each fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.  Each fund is also responsible for nonrecurring and extraordinary legal fees, interest expenses, registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees, and of independent legal counsel to the Independent Trustees.

At the Q1 Meeting, the Board, including the Independent Trustees, voted to approve the Amendment to the Administration Agreement, subject to Shareholder approval. This description of the Administration Agreement is qualified by the Administration Agreement, attached as Appendix D.

There are no material changes to the Administration Agreement resulting from the changes described in this proxy statement, other than the fee change described below.

Material Terms of the Amendment to the Administration Agreement

The Amendment will change the administrative fee payable by the Fund to JNAM, as its administrator. In all material respects, the Amendment does not modify the material terms of the Administration Agreement, and (other than with respect to the specified fee rate for the Fund) the same terms will apply to the Fund as currently apply to the Fund under the Administration Agreement. If Shareholders approve the Proposal, the term of the Amendment will commence on or about the Effective Date.  The Amendment and the Administration Agreement, as amended, are attached to this proxy statement as Appendix D.

Under the Amendment, JNAM would provide administrative services to the Fund that are consistent with administrative services provided to other actively managed funds in the Trust.  The fee structure outlined below and in the Amendment will therefore bring the Fund more in line with other actively managed funds in the Trust.

Currently, the Fund pays JNAM an administrative fee equal to a percentage of its average daily net assets based on the below schedule.

JNL/MMRS Moderate Fund Current Administrative Fee Rate
Assets	Administrative Fee
$0 to $3 billion Assets over $3 billion	.05% .045%

Pending Shareholder approval, the Fund will pay JNAM an administrative fee equal to a percentage of its average daily net assets based on the below schedule.

JNL/T. Rowe Price Managed Volatility Balanced Fund Proposed Administrative Fee Rate
Assets	Administrative Fee
$0 to $3 billion Assets over $3 billion	.15% .13%

The following table sets forth the aggregate amount of administrative fees paid to JNAM by Fund for the year ended December 31, 2017.  Assuming the Amendment to the Administration Agreement was in place for the year ended December 31, 2017, the pro forma administrative fees would have been higher, as shown below.

Fund Name	Actual Aggregate Administrative Fees Paid to JNAM for Year ended December 31, 2017*	Pro Forma Aggregate Administrative Fees Proposed to be Paid to JNAM for Year Ended December 31, 2017*	Difference Between the Actual Aggregate Fees and Pro Forma Aggregate Fees for Year Ended December 31, 2017 (%)*
JNL/MMRS Moderate Fund (to be renamed JNL/T. Rowe Price Managed Volatility Balanced Fund)	$93,863	$281,582	300%
*These figures do not reflect the expenses of the Variable Contracts or the separate account through which a shareholder indirectly invests in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

The Trustees believe that the proposed fee schedule is fair for the services to be provided by JNAM as administrator to the Fund.  If this Proposal is approved by Shareholders, the Amendment will become effective on or about the Effective Date.

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF PROPOSAL 4.

COMPARATIVE FEE AND EXPENSE TABLES

Although the advisory, sub-advisory, and administrative fees of the Fund are proposed to be increased, as discussed above, there will be no resulting increase to the Fund’s total annual operating expenses or expense examples.

Fee Tables

The following tables show the fees and expenses of the Fund and the estimated pro forma fees and expenses of shares of the Fund after giving effect to the Proposals discussed in this proxy statement.  Fees and expenses for the Fund are based on those incurred for the fiscal year ended December 31, 2017.  The pro forma fees and expenses of the Fund shares assume that the Proposals had been in effect for the year ended December 31, 2017.  The tables below do not reflect any fees and expenses related to the Variable Contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, which would increase overall fees and expenses.  Please refer to your Variable Contract prospectus for a description of those fees and expenses.

JNL/MMRS Moderate Fund
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class I
Management Fee	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.30%	0.00%
Other Expenses[1]	0.05%	0.05%
Acquired Fund Fees and Expenses	0.48%	0.48%
Total Annual Fund Operating Expenses	1.13%	0.83%
1 “Other Expenses” include an Administrative Fee of 0.05%, which is payable to JNAM.

JNL/T. Rowe Price Fund Managed Volatility Balanced Fund

Pro Forma Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class I
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.30%	0.00%
Other Expenses[1]	0.15%	0.15%
Total Annual Fund Operating Expenses	1.00%	0.70%
1 “Other Expenses” include an Administrative Fee of 0.15%, which is payable to JNAM.

Expense Examples

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  This example does not reflect fees and expenses related to the Variable Contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.  The example assumes that:

•	You invest $10,000 in the Fund for the time periods indicated;
•	Your investment has a 5% annual return;
•	The Fund’s operating expenses remain the same as they were as of December 31, 2017; and
•	You redeem your investment at the end of each time period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL/MMRS Moderate Fund	1 Year	3 Years	5 Years	10 Years
Class A	$115	$359	$622	$1,375
Pro Forma Class A (assuming expected operating expenses if the Proposals are approved)	$102	$318	$552	$1,225
Class I	$85	$265	$460	$1,025
Pro Forma Class I (assuming expected operating expenses if the Proposals are approved)	$72	$224	$390	$871

BROKERAGE COMMISSIONS AND FUND TRANSACTIONS

With respect to portfolio security transactions, JNAM and T. Rowe would attempt to achieve best execution and have complete freedom as to the markets in and the broker/dealers through which they seek this result.  JNAM and T. Rowe would be authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information.  The term “research, market or statistical information” may include (a) advice as to (i) the value of securities, (ii) the advisability of investing in, purchasing or selling securities, and (iii) the availability of securities or purchasers or sellers of securities and (b) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  Higher commissions are authorized to be paid to firms that provide research services to the extent permitted by law.  JNAM and T. Rowe would be able to use this research information in managing the Fund’s assets, as well as the assets of other clients.  However, T. Rowe currently does not plan to use soft dollars, engage in directed brokerage or engage in cross trades with client accounts it manages in connection with the Fund’s securities transactions.

Any portfolio transaction for the Fund may be executed through brokers that are affiliated with the Fund, other funds of the Trust, JNAM, and/or a sub-adviser, if, in the sub-adviser’s judgment, the use of such affiliated brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Fund a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

During the fiscal year ended December 31, 2017, the Fund paid no commissions to any affiliated broker.

During the fiscal year ended December 31, 2017, the Fund paid $154,754 in 12b-1 fees to JNAM and/or its affiliated persons. It is expected that the services under the Amended and Restated Distribution Plan for the Trust, on behalf of the Fund, will continue after the Proposals discussed herein become effective.

BOARD OF TRUSTEES’ EVALUATION

The Board oversees the management of the Trust and the Fund and, as required by law, determines whether to approve the Advisory Agreement with JNAM and the T. Rowe Sub-Advisory Agreement (collectively with the Advisory Agreement, the “Agreements”).

At the Q1 Meeting, the Board, including all of the Independent Trustees, considered information relating to the appointment of T. Rowe to replace Milliman as sub-adviser to the Fund (to be renamed the JNL/T. Rowe Price Managed Volatility Balanced Fund) and a corresponding amendment to the Trust’s existing T. Rowe Sub-Advisory Agreement.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration of the Agreements.  With respect to its approval of the Amendment to the T. Rowe Sub-Advisory Agreement, the Board noted that the Sub-Advisory Agreement was with a sub-adviser that already provides services to another series of the Trust.  Thus, with respect to T. Rowe, the Board also considered relevant information provided at previous Board meetings.  At the conclusion of the Board’s discussions, the Board approved the Agreements.

In reviewing the Agreements and considering the information, the Board was advised by independent legal counsel.  The Board considered the factors it deemed relevant, as applicable, including: (1) the nature, quality and extent of the services to be provided; (2) the investment performance of the Fund; (3) cost of services of the Fund; (4) profitability data; (5) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows; and (6) other benefits that may accrue to JNAM or T. Rowe through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and T. Rowe and to consider the terms of the Agreements.  Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of the Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by JNAM and to be provided by T. Rowe.

The Board considered the services provided by JNAM, including but not limited to the oversight of T. Rowe pursuant to the Trust’s “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Fund.  The Board also took into account that JNAM would monitor the performance of the various organizations that would provide services to the Fund, including the Fund’s distributor, transfer agent, and custodian.  With respect to JNAM’s oversight of T. Rowe, the Board noted that JNAM would be responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of T. Rowe.

The Board also considered the investment sub-advisory services to be provided by T. Rowe.  The Board noted JNAM’s evaluation of T. Rowe, as well as JNAM’s recommendations, based on its review of T. Rowe, in connection with its approval of the T. Rowe Sub-Advisory Agreement.

The Board reviewed the qualifications, backgrounds, and responsibilities of JNAM’s senior management that would be responsible for oversight of the Fund and T. Rowe, and also reviewed the qualifications, backgrounds, and responsibilities of the Sub-Adviser’s portfolio managers, who would be responsible for the day-to-day management of the Fund.  The Board reviewed information pertaining to JNAM’s and T. Rowe’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to both JNAM and T. Rowe. The Board considered compliance reports about JNAM and T. Rowe from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) the Fund is likely to benefit from the nature, extent and quality of the services provided by JNAM under the Advisory Agreement and (ii) the Fund is likely to benefit from the nature, extent and quality of the services to be provided by T. Rowe under the T. Rowe Sub-Advisory Agreement.

Investment Performance of the Fund

JNL/MMRS Moderate Fund (to be renamed the JNL/T. Rowe Price Managed Volatility Balanced Fund). The Board reviewed the performance of T. Rowe’s investment mandate with a similar investment strategy compared to the Fund and the Fund’s benchmark and peer group. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Costs of Services

The Board reviewed the fees to be paid to JNAM and T. Rowe.  The Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by T. Rowe to similar clients.  The Board also noted that JNAM does not manage any institutional accounts with which the Fund’s fees could be compared.  Using information provided by an independent data service, the Board evaluated the Fund’s net advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”).  While the Board also considered the Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that the Fund’s sub-advisory fee would be paid by JNAM (not the

Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

JNL/MMRS Moderate Fund (to be renamed the JNL/T. Rowe Price Managed Volatility Balanced Fund).  The Board noted that the replacement of the Fund’s sub-adviser is being proposed in conjunction with various investment strategy and fee changes to this Fund, including a change from a fund-of-funds structure to an actively managed fund structure.  In this regard, the Board considered that the proposed sub-advisory fee is higher than the current sub-advisory fee and the peer group average.  It further noted that the proposed advisory fee is higher than the current advisory fee, however the total expense ratio is lower than the current total expense ratio.  It also noted that the proposed advisory fee and total expense ratio are both lower than the respective peer group averages.  The Board also considered that, in connection with the changes to this Fund, JNAM expects the Fund’s total expense ratio to decrease by approximately 15 basis points.  The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether the Fund’s proposed fees reflect the potential for economies of scale for the benefit of Fund shareholders.  Based on information provided by JNAM and T. Rowe, the Board noted that the advisory and sub-advisory fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase.

The Board considered that T. Rowe has agreed to breakpoints in the sub-advisory fee rate.  The Board noted that the sub-advisory fee for each Fund is paid by JNAM (not the Fund).  It further noted, with respect to T. Rowe, that the existing sub-advisory fee relationship discount agreement between JNAM and T. Rowe would decrease the fee rates as Fund assets increase in the future.

The Board concluded that the fees in some measure share economies of scale with shareholders.

Other Benefits to JNAM and T. Rowe

In evaluating the benefits that accrue to JNAM through its relationship with the Fund, the Board noted that JNAM and certain of its affiliates serve the Fund in various capacities, including as adviser, administrator, transfer agent, and distributor, and receive compensation from the Fund in connection with providing services to the Fund.  The Board noted that each service provided to the Funs by JNAM or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.  The Board also noted that T. Rowe may pay for portions of meetings organized by the Fund’s distributor to educate wholesalers about the funds that T. Rowe manages.  In addition, certain affiliates of T. Rowe may participate in the sale of funds or insurance contracts and are compensated by the Fund’s distributor for their activities, in addition to payments for marketing and conferences.  Lastly, certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to T. Rowe through its relationship with the Funds, the Board noted that T. Rowe may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Fund or other clients of T. Rowe as a result of its relationship with the Fund.

OTHER MATTERS

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606. JNAM also serves as the Trust’s Administrator. Jackson National Life Distributors LLC (“JNLD”), an affiliate of the JNAM and the Trust, is principal underwriter for the Trust, including the Fund, and a wholly owned subsidiary of Jackson. JNLD is located at 7601 Technology Way, Denver, Colorado 80237. JNLD also is the principal underwriter of the variable annuity insurance products issued by Jackson National and its subsidiaries.

OUTSTANDING SHARES

The Trustees have fixed the close of business on [May 18, 2018], as the Record Date for the determination of the Shareholders entitled to vote at the Meeting.  Shareholders on the Record Date will be entitled to one vote for each full share held and to a proportionate fractional vote for each fractional share.  As of the Record Date, there were issued and outstanding the following number of Fund shares:

Fund	Shares Outstanding
JNL/MMRS Moderate Fund (Class A)	[to be provided]
JNL/MMRS Moderate Fund (Class I)	[to be provided]

As of [May 18, 2018], the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

Because shares in the Trust are sold only to Jackson National, Jackson NY, certain Funds of the Trust, and certain investment companies managed by affiliates of JNAM organized as Fund of Funds, Jackson National, through its separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts and certain retirement plans, is the owner of record of substantially all of the shares of the Trust.  In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the funds, in some cases representing the initial capital contributed at the inception of a fund, and in other cases representing investments made for other corporate purposes.  As may be required by applicable law and interpretations of the staff of the SEC, Jackson National and Jackson NY will solicit voting instructions from owners of Variable Contracts regarding matters submitted to Shareholder vote, and will vote the shares held by its separate accounts in accordance with the voting instructions received from Contract Owners to whose contracts such shares are attributable.  This is sometimes referred to as “pass through” voting. Further, those shares which are owned by Jackson National through its general account, and shares held in the separate accounts for which no voting instructions are received from Contract Owners, also will be voted in the same proportions as those shares for which voting instructions are received from Contract Owners.  This is sometimes referred to as “echo” voting.

As of the Record Date, [May 18, 2018], the following persons owned 5% or more of the shares of the Fund either beneficially or of record:

Contract Owner’s Name/Address	Percent Ownership of Shares of the Fund
[to be provided]	[to be provided]

Contract Owners may be deemed to have an indirect beneficial interest in the Fund shares owned by the separate accounts.  As noted above, Contract Owners have the right to give instructions to the insurance company Shareholders as to how to vote the Fund shares attributable to their Variable Contracts.  As of [May 18, 2018], no persons may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

CONTINGENCY PLAN

If the Proposals are not approved by Shareholders of the Fund, T. Rowe will not be appointed as the sub-adviser to the Fund and the changes described in the Proposals under the “Summary of the Proposals” section will not become effective.  Further, if the Proposals are not approved, the Fund will continue to operate as it currently does.  In that case, the Board will consider what, if any, course of action should be taken.  While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the Shareholders of the Fund to approve the Proposals.

OTHER BUSINESS

The Trustees do not intend to present and do not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Trust does not hold regular meetings of Shareholders.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of Shareholders should send their written proposals to the Secretary of the Trust at the address set forth on the first page of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of Shareholders will vote in their discretion with respect to proposals submitted on an untimely basis.

SOLICITATION OF PROXIES AND CONTRACT OWNER VOTING INSTRUCTIONS

In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, telephone, or personal contact by officers or employees of the Trust, JNAM, or Jackson National.

JNAM, as the Trust's Administrator, has retained the services of  Mediant Communications ("Mediant"), 400 Regency Parkway, Suite 200, Cary, North Carolina 27519, to assist in the solicitation of voting instructions.  The anticipated cost of the services to be provided by Mediant in connection with this proxy solicitation is approximately $18,357.66.
The costs of the printing and mailing of the Notice, this Proxy Statement, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be paid by JNAM.  The Trust is not expected to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS FORM IS REQUESTED.  A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Mark D. Nerud
Trustee, President, and Chief Executive Officer

Dated: June 18, 2018
Lansing, Michigan

APPENDIX A

~~JNL/MMRS Moderate Fund~~JNL/T. Rowe Price Managed Volatility Balanced Fund
(formerly, JNL/MMRS Moderate Fund)
Class A
Class I

Investment Objectives.  The investment objective of the Fund is to ~~provide growth~~ seek ~~of~~ capital appreciation and income while ~~seeking to manage~~ managing portfolio volatility ~~and provide downside protection by investment in other funds~~.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
 Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	~~0.30~~ 0.55%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	~~0.05~~ 0.15%
~~Acquired Fund Fees and Expenses2~~	~~0.48%~~
Total Annual Fund Operating Expenses[2]	~~1.13~~ 1.00%

[1]	“Other Expenses” include an Administrative Fee of 0.05% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
~~2~~	~~Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.~~
[2]	Expense information has been restated to reflect current fees.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	~~0.30~~ 0.55%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	~~0.05~~ 0.15%
~~Acquired Fund Fees and Expenses2~~	~~0.48%~~
Total Annual Fund Operating Expenses~~3~~[2]	~~0.83~~ 0.70%

[1]	"Other Expenses" include an Administrative Fee of 0.05% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
~~2~~
~~Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.~~

~~3~~[2]	Expense information has been restated to reflect current fees.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period and (3) that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL/~~MMRS Moderate~~ T. Rowe Price Managed Volatility Balanced Fund Class A
1 year	3 years	5 years	10 years
$102	$318	$552	$1,225

JNL/~~MMRS Moderate~~ T. Rowe Price Managed Volatility Balanced Fund Class I
1 year	3 years	5 years	10 years
$72	$224	$390	$871

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2017 - 12/31/2017	111	%*

* The portfolio turnover rate is from the prior sub-adviser, Milliman Financial Risk Management LLC.

Principal Investment Strategies.  The Fund normally invests approximately 65% of its total assets in common stocks and 35% of its total assets in fixed income securities. The Fund invests in securities of both the United States and foreign corporate and governmental issuers, including emerging market issuers. The Fund (not including its overlay component) will invest at least 25% of its total assets in fixed income senior securities and at least 25% of its total assets in equity securities. T. Rowe Price Associates, Inc., the Fund’s sub-adviser (“Sub-Adviser”), also employs a “volatility control” risk management process intended to manage the Fund’s volatility level.

When deciding upon overall allocations between stocks and fixed income securities, the Sub-Adviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. When strong economic growth is expected, the Sub-Adviser may favor stocks. The fixed income securities in which the Fund intends to invest, including the foreign fixed income securities, are primarily investment grade and are chosen from across the entire government, corporate, and asset- and mortgage-backed securities markets. Maturities generally reflect the Sub-Adviser’s outlook for interest rates.

When selecting particular stocks, the Sub-Adviser will examine relative values and prospects among growth- and value-oriented stocks, domestic and foreign stocks, small-to large-cap stocks, and may include stocks of companies involved in activities related to commodities and other real assets. Domestic stocks are drawn from the overall U.S. market and foreign stocks are selected primarily from large companies in developed countries, although stocks in emerging markets may also be purchased. This process draws heavily upon the proprietary stock research expertise of the Sub-Adviser. While the Fund maintains a well-diversified portfolio, the Sub-Adviser may at a particular time shift stock selection toward markets or market sectors that appear to offer attractive value and appreciation potential.

A similar security selection process applies to fixed income securities. When deciding whether to adjust duration, credit risk exposure, or allocations among the various sectors (for example, junk bonds, mortgage- and asset-backed securities, foreign fixed income securities and emerging market fixed income securities), the Sub-Adviser weighs such factors as the outlook for inflation and the economy, corporate earnings, expected interest rate movements and currency valuations, and the yield advantage that lower-rated fixed income securities may offer over investment grade fixed income securities.

Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.

Volatility is a statistical measure of the magnitude of changes in the Fund’s returns over time without regard to the direction of those changes. The Sub-Adviser expects to actively manage volatility and use a variety of equity index and fixed income futures and currency forwards as the principal tools to implement this volatility management strategy. The Fund’s overall equity exposure may be significantly reduced as a result of the volatility management strategy.

Volatility is not a measure of investment performance. Volatility may result from rapid and dramatic price swings. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant market movements. The Fund could experience high levels of volatility in both rising and falling markets. Due to market conditions or other factors, the actual or realized volatility of the Fund for any particular period of time may fluctuate.
~~The Fund seeks to achieve its objective by investing in Class I shares of a diversified group of other Funds ("Underlying Funds").  The Underlying Funds in which the Fund may invest are a part of the JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust, and Jackson Variable Series Trust.  Not all Funds of the JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust, and Jackson Variable Series Trust are available as Underlying Funds.  Please refer to the statutory prospectus for a list of available Underlying Funds.~~
~~The Fund invests based on a neutral allocation of 40% of its assets to Underlying Funds that invest primarily in fixed-income securities and 60% of its assets to Underlying Funds that invest primarily in equity securities.  As market conditions change, the Fund's neutral allocation will vary based on Milliman Financial Risk Management LLC's ("Sub-Adviser") risk management calculations.  Under normal circumstances, the Fund may allocate approximately 25% to 100% of its assets to Underlying Funds that invest primarily in fixed-income securities and the "risk control fund" (defined below), and up to 75% of its assets to Underlying Funds that invest primarily in equity securities.~~
~~The Fund will utilize the JNL/T. Rowe Price Short-Term Bond Fund as the "risk control fund."~~
~~The Fund groups the Underlying Funds according to investment categories. The investment categories of the Underlying Funds are as follows:~~
~~The Fund allocates its assets among Underlying Funds categorized by the Adviser into the following investment categories:~~
~~•~~	~~Alternative Assets~~
~~•~~	~~Alternative Strategies~~
~~•~~	~~Domestic/Global Equity~~
~~•~~	~~Domestic/Global Fixed-income~~
~~•~~	~~International~~
~~•~~	~~International Fixed-Income~~
~~•~~	~~Risk Management~~
~~•~~	~~Sector~~
~~•~~	~~Specialty~~
~~•~~	~~Tactical Management~~
~~The Fund considers the Underlying Funds in the Domestic/Global Fixed-Income and International Fixed-Income investment categories to be funds that invest primarily in fixed-income securities, and the Underlying Funds in the Domestic/Global Equity, International, Sector, and Specialty investment categories to be funds that invest primarily in equity securities. The Underlying Funds in the Risk Management and Tactical Management investment categories include funds that can invest in a variety of asset classes in various proportions, may take measures to manage risk and/or adapt to prevailing market conditions and may have significant exposure to both fixed-income and equity securities. To the extent the Fund invests in one of these Underlying Funds, the Fund's exposure to fixed-income securities and equity securities will be allocated according to the Underlying Fund's relative exposure to these asset classes. The Fund considers the Underlying Funds in the Alternative Assets and Alternative Strategies investment categories to be funds that invest primarily in alternative assets and employ alternative strategies. The Fund does not anticipate investing significant amounts in the alternative categories.~~
~~The Fund is a "non-diversified" fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.~~

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

~~•~~
~~Allocation risk – The Fund's ability to achieve its investment objective depends upon the investment manager's analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations, and its ability to select an appropriate mix of asset classes and Underlying Funds based on its analysis of such factors.  The Fund is subject to the risk of changes in market, investment, and economic conditions in the selection and percentages of allocationsamong Underlying Funds.~~

~~•~~
~~Commodity risk – Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels).~~

•
Call risk – Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

•
Credit risk – The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. An Underlying Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

•
Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•
Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives' original cost.  Certain derivatives transactions may subject an Underlying Fund to counterparty risk.

•
Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa.  Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks.  Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries.  The Fund also will be subject to the risk of adverse foreign currency rate fluctuations.  Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers is also greater in emerging and less developed countries. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by an Underlying Fund could decline if the financial condition of the companies an Underlying Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Extension risk – When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, which may cause the value of those securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

•
Fixed-income risk – The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers.  Rising interest rates generally will cause the price of bonds and other fixed-income debt securities to fall.  Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.  Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed-income security will fail to make timely payments of principal or interest and the security will go into default.

•
Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•
Forward and futures contract risk – The successful use of forward and futures contracts draws upon the investment manager’s skill and experience with respect to such instruments and are subject to special risks including, but not limited to: (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty, clearing member or clearinghouse will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

•
High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies.  Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High-yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high-yield bond at the price at which it is currently valued.

•
Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value.  Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes.

•
Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.  A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

•
Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks.

~~•~~
~~Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if an Underlying Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, an Underlying Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.~~

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Mortgage-related and other asset-backed securities risk – Rising interest rates tend to extend the duration of mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates and exhibit increased volatility.  When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected, which can reduce the returns.

•
Options risk – If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium paid by a Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to a Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by a Fund. Options may be illiquid and a Fund may have difficulty closing out its position.  The prices of options can be highly volatile and the use of options can lower total returns.

•
Portfolio turnover risk – Active trading, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, may increase transaction costs, which may reduce performance.

•
Prepayment risk – During periods of falling interest rates, a debt security with a high interest rate may be prepaid before its expected maturity date. The Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security.  In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

~~•~~
~~Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.  The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock.~~

~~•~~
~~Underlying funds risk – The ability of the Fund to achieve its investment objective will depend in part upon the allocations of investments in the Underlying Funds and their ability to achieve their investment objectives.~~

•
Volatility management risk – The risk that the Sub-Adviser’s strategy for managing Fund volatility may not produce the desired result or that the Sub-adviser is unable to trade certain derivatives effectively or in a timely manner. In addition, the minimum and maximum equity exposure limits may prevent the Sub-adviser from fully managing Fund volatility in certain market environments. There can be no guarantee that the Fund will maintain its target volatility level. Additionally, the volatility control process will not ensure that the Fund will deliver competitive returns. The use of derivatives in connection with the Fund’s managed volatility strategy may expose the Fund to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage the Fund’s volatility could limit the Fund’s gains in rising markets and may expose the Fund to costs to which it would otherwise not have been exposed. The Fund’s managed volatility strategy may result in the Fund outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. The Fund’s managed volatility strategy also exposes shareholders to the risks of investing in derivative contracts. The Sub-adviser uses a proprietary system to help it estimate the Fund’s expected volatility.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of broad-based securities market indices and a composite index which have investment characteristics similar to those of the Fund.  Performance prior to August 13, 2018, reflects the Fund’s results when managed by the former sub-adviser, Milliman Financial Risk Management, LLC.  Performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown. If such arrangements had not been in place, performance for those periods would have been lower.

Financial Risk Management LLC. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Information for Class I shares is not shown because Class I shares commenced operations on September 25, 2017.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 3/31/2017): 4.66%; Worst Quarter (ended 9/30/2015): -7.02%

Average Annual Total Returns as of 12/31/2017
	1 year	Life of Fund (April 28, 2014)
JNL/~~MMRS Moderate Fund~~ T. Rowe Price Managed Volatility Balanced Fund (Class A)	15.45%	4.80%
Dow Jones Moderate Index (reflects no deduction for fees, expenses, or taxes)	15.15%	6.74%
45% S&P 500 Index, ~~15% MSCI All Country World ex USA~~ 20% MSCI EAFE Index (Net), ~~40~~35% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	~~14.96~~[ ] %	[ ]~~7.55~~ %
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	12.56%
MSCI ~~All Country World ex USA~~ EAFE Index (Net) (reflects no deduction for fees, expenses, or taxes)	[ ]~~27.19~~ %	[ ]~~4.95~~ %
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	3.54%	2.73%

Portfolio Management.

Investment Adviser to the Fund:
 Jackson National Asset Management, LLC

Sub-Adviser:
~~Milliman Financial Risk Management LLC ("MMRS")~~
T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
~~Zachary Brown, CFA, FRM~~	~~April 2014~~	~~Portfolio Manager, MMRS~~
~~Jeff Greco, FRM~~	~~April 2014~~	~~Portfolio Manager, MMRS~~
~~Adam Schenck, CFA, FRM~~	~~April 2014~~	~~Portfolio Manager, MMRS~~
Charles M. Shriver, CFA	August 2018	Vice President, T. Rowe Price
Anna A. Dryer, PhD., CFA	August 2018	Vice President, T. Rowe Price
Charles M. Shriver, CFA	August 2018	Vice President, T. Rowe Price
Sean P. McWilliams	August 2018	Vice President, T. Rowe Price
Toby M. Thompson, CFA, CAIA	August 2018	Vice President, T. Rowe Price

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the Fund through separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy, or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

~~JNL/MMRS ModerateFund~~JNL/T. Rowe Price Managed Volatility Balanced Fund
(formerly, JNL/MMRS Moderate Fund)
Class A
Class I

Investment Objectives.  The investment objective of the Fund is to seek ~~provide growth of~~ capital appreciation and income while ~~seeking to manage~~ managing portfolio volatility~~and provide downside protection by investment in other funds~~.
Principal Investment Strategies.  The Fund normally invests approximately 65% of its total assets in common stocks and 35% of its total assets in fixed income securities. The Fund invests in securities of both the United States and foreign corporate and governmental issuers, including emerging market issuers. The Fund (not including its overlay component) will invest at least 25% of its total assets in fixed income senior securities and at least 25% of its total assets in equity securities. T. Rowe Price Associates, Inc., the Fund's sub-adviser ("Sub-Adviser"), also employs a "volatility control" risk management process intended to manage the volatility level of the Fund's annual returns.

When deciding upon overall allocations between stocks and fixed income securities, the Sub-Adviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. When strong economic growth is expected, the Sub-Adviser may favor stocks. The fixed income securities in which the Fund intends to invest, including the foreign fixed income securities, are primarily investment grade and are chosen from across the entire government, corporate, and asset- and mortgage-backed securities markets. Maturities generally reflect the Sub-Adviser's outlook for interest rates.

When selecting particular stocks, the Sub-Adviser will examine relative values and prospects among growth- and value-oriented stocks, domestic and foreign stocks, small-to large-cap stocks, and may include stocks of companies involved in activities related to commodities and other real assets. Domestic stocks are drawn from the overall U.S. market and foreign stocks are selected primarily from large companies in developed countries, although stocks in emerging markets may also be purchased. This process draws heavily upon the proprietary stock research expertise of the Sub-Adviser. While the Fund maintains a well-diversified portfolio, the Sub-Adviser may at a particular time shift stock selection toward markets or market sectors that appear to offer attractive value and appreciation potential.

A similar security selection process applies to fixed income securities. When deciding whether to adjust duration, credit risk exposure, or allocations among the various sectors (for example, junk bonds, mortgage- and asset-backed securities, foreign fixed income securities and emerging market fixed income securities), the Sub-Adviser weighs such factors as the outlook for inflation and the economy, corporate earnings, expected interest rate movements and currency valuations, and the yield advantage that lower-rated fixed income securities may offer over investment grade fixed income securities.

Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.

Volatility is a statistical measure of the magnitude of changes in the Fund's returns over time without regard to the direction of those changes. The Sub-Adviser expects to actively manage volatility and use a variety of equity index and fixed income futures and currency forwards as the principal tools to implement this volatility management strategy. The Fund's overall equity exposure may be significantly reduced as a result of the volatility management strategy. In addition, the Sub-Adviser may seek to reduce exposure to certain downside risks by purchasing equity index put options and other hedging instruments that aim to reduce the Fund's exposure to certain severe and unanticipated market events that could significantly detract from returns.

Volatility is not a measure of investment performance. Volatility may result from rapid and dramatic price swings. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant market movements. The Fund could experience high levels of volatility in both rising and falling markets. Due to market conditions or other factors, the actual or realized volatility of the Fund for any particular period of time may fluctuate. Efforts to manage the Fund's volatility could limit the Fund's gains in rising markets, may expose the Fund to costs to which it would otherwise not have been exposed, and if unsuccessful may result in substantial losses.

The Fund also may invest in other securities and debt instruments, such as preferred stocks, convertible securities, and bank loans, as well as use derivatives, such as futures contracts and swaps, that are consistent with its investment program. The Fund may invest in foreign fixed income securities, including securities of emerging market issuers. In addition, the Fund may invest a portion of its assets in other investment companies that invest in common stock and/or fixed income securities, including investment companies affiliated with the Sub-Adviser.

~~The Fund seeks to achieve its objective by investing in Class I shares of a diversified group of other Funds ("Underlying Funds").  The Underlying Funds in which the Fund may invest are a part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and Jackson Variable Series Trust.~~
~~The Fund invests based on a neutral allocation of 40% of its assets to Underlying Funds that invest primarily in fixed-income securities and 60% of its assets to Underlying Funds that invest primarily in equity securities.  As market conditions change, the Fund's allocation will vary based on the risk management calculations of Milliman Financial Risk Management LLC ("Milliman" or "Sub-Adviser").  Under normal circumstances, the Fund may allocate approximately 25% to 100% of its assets to Underlying Funds that invest primarily in fixed-income securities and the "risk control fund" (defined below), and up to 75% of its assets to Underlying Funds that invest primarily in equity securities.~~
~~The Fund will utilize the JNL/T. Rowe Price Short-Term Bond Fund as the "risk control fund."~~
~~The Fund groups the Underlying Funds according to the investment categories set forth below. Within these investment categories, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.~~
~~The Fund considers the Underlying Funds in the Domestic/Global Fixed-Income and International Fixed Income investment categories to be funds that invest primarily in fixed-income securities, and the Underlying Funds in the Domestic/Global Equity, International, Sector, and Specialty investment categories to be funds that invest primarily in equity securities. The Underlying Funds in the Risk Management and Tactical Management investment categories include funds that can invest in a variety of asset classes in various proportions, may take measures to manage risk and/or adapt to prevailing market conditions and may have significant exposure to both fixed-income and equity securities. To the extent the Fund invests in one of these Underlying Funds, the Fund's exposure to fixed-income securities and equity securities will be allocated according to the Underlying Fund's relative exposure to these asset classes. The Fund considers the Underlying Funds in the Alternative Assets and Alternative Strategies investment categories to be funds that invest primarily in alternative assets and employ alternative strategies. The Fund does not anticipate investing significant amounts in the alternative categories.~~
~~Acting as Sub-Adviser, Milliman Financial Risk Management LLC ("Milliman") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by Milliman and listed below. Among the considerations that Milliman uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of each Fund and its related asset class, expected performance of each Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. Milliman's investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.~~
~~The Adviser may change the Underlying Funds in which the Fund invests from time to time at its discretion without notice or shareholder approval. Therefore, the Fund may invest in Underlying Funds that are not listed in the statutory prospectus.~~
~~Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in the respective Prospectus for the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and Jackson Variable Series Trust for the particular information and the risks related to the Underlying Funds.~~

~~The following charts list the Underlying Funds available for investment as of the date of this Prospectus:~~

~~Domestic/Global Equity~~	~~Domestic/Global Fixed-Income~~

~~Jackson Variable Series Trust~~	~~Jackson Variable Series Trust~~
~~JNL/DFA U.S. Small Cap Fund~~	~~JNL/DoubleLine® Total Return Fund~~
~~JNL/Epoch Global Shareholder Yield Fund~~	~~JNL/PIMCO Credit Income Fund~~
~~JNL/The London Company Focused U.S. Equity Fund~~
~~JNL/T. Rowe Price Capital Appreciation Fund~~	~~JNL Series Trust~~
~~JNL/The Boston Company Equity Income Fund~~	~~JNL/Crescent High Income Fund~~
~~JNL/DoubleLine® Core Fixed Income Fund~~
~~JNL Series Trust~~	~~JNL/Franklin Templeton Global Multisector Bond Fund~~
~~JNL Multi-Manager Mid Cap Fund~~	~~JNL/Goldman Sachs Core Plus Bond Fund~~
~~JNL Multi-Manager Small Cap Growth Fund~~	~~JNL/JPMorgan U.S. Government & Quality Bond Fund~~
~~JNL Multi-Manager Small Cap Value Fund~~	~~JNL/Mellon Capital Bond Index Fund~~
~~JNL/BlackRock Large Cap Select Growth Fund~~	~~JNL/Neuberger Berman Strategic Income Fund~~
~~JNL/ClearBridge Large Cap Growth Fund~~	~~JNL/PIMCO Income Fund~~
~~JNL/DFA U.S. Core Equity Fund~~	~~JNL/PIMCO Real Return Fund~~
~~JNL/Franklin Templeton Global Fund~~	~~JNL/PPM America Floating Rate Income Fund~~
~~JNL/Franklin Templeton Income Fund~~	~~JNL/PPM America High Yield Bond Fund~~
~~JNL/Franklin Templeton Mutual Shares Fund~~	~~JNL/PPM America Total Return Fund~~
~~JNL/Harris Oakmark Global Equity Fund~~	~~JNL/Scout Unconstrained Bond Fund~~
~~JNL/Invesco Diversified Dividend Fund~~	~~JNL/T. Rowe Price Short-Term Bond Fund~~
~~JNL/Invesco Mid Cap Value Fund~~	~~JNL/WMC Government Money Market Fund~~
~~JNL/Invesco Small Cap Growth Fund~~
~~JNL/JPMorgan MidCap Growth Fund~~	~~JNL Investors Series Trust~~
~~JNL/Mellon Capital MSCI KLD 400 Social Index Fund~~	~~JNL/PPM America Low Duration Bond Fund~~
~~JNL/Mellon Capital S&P 1500 Growth Index Fund~~
~~JNL/Mellon Capital S&P 1500 Value Index Fund~~	~~International Fixed-Income~~
~~JNL/Mellon Capital S&P 500 Index Fund~~
~~JNL/Mellon Capital S&P 400 MidCap Index Fund~~	~~JNL Series Trust~~
~~JNL/Mellon Capital Small Cap Index Fund~~	~~JNL/DoubleLine® Emerging Markets Fixed Income Fund~~
~~JNL/MFS Mid Cap Value Fund~~	~~JNL/Goldman Sachs Emerging Markets Debt Fund~~
~~JNL/Oppenheimer Global Growth Fund~~
~~JNL/PPM America Mid Cap Value Fund~~	~~International~~
~~JNL/PPM America Small Cap Value Fund~~
~~JNL/PPM America Value Equity Fund~~	~~Jackson Variable Series Trust~~
~~JNL/T. Rowe Price Established Growth Fund~~	~~JNL/Lazard International Strategic Equity Fund~~
~~JNL/T. Rowe Price Mid-Cap Growth Fund~~	~~JNL/WCM Focused International Equity Fund~~
~~JNL/T. Rowe Price Value Fund~~
~~JNL/WMC Balanced Fund~~	~~JNL Series Trust~~
~~JNL/WMC Value Fund~~	~~JNL/Causeway International Value Select Fund~~
~~JNL/S&P Competitive Advantage Fund~~	~~JNL/Franklin Templeton International Small Cap Growth Fund~~
~~JNL/S&P Dividend Income & Growth Fund~~	~~JNL/GQG Emerging Markets Equity Fund~~
~~JNL/S&P Intrinsic Value Fund~~	~~JNL/Invesco China-India Fund~~
~~JNL/S&P Total Yield Fund~~	~~JNL/Invesco International Growth Fund~~
~~JNL/Lazard Emerging Markets Fund~~
~~JNL Variable Fund LLC~~	~~JNL/Mellon Capital Emerging Markets Index Fund~~
~~JNL/Mellon Capital DowSM Index Fund~~	~~JNL/Mellon Capital European 30 Fund~~
~~JNL/Mellon Capital MSCI World Index Fund~~	~~JNL/Mellon Capital International Index Fund~~
~~JNL/Mellon Capital JNL 5 Fund~~	~~JNL/Mellon Capital Pacific Rim 30 Fund~~
~~JNL/Oppenheimer Emerging Markets Innovator Fund~~

~~Risk Management~~	~~Tactical Management~~

~~JNL Series Trust~~	~~JNL Series Trust~~
~~JNL/AB Dynamic Asset Allocation Fund~~	~~JNL/BlackRock Global Allocation Fund~~
~~JNL/FPA + DoubleLine® Flexible Allocation Fund~~
~~Sector~~
~~Specialty~~
~~JNL Series Trust~~
~~JNL/Mellon Capital Consumer Staples Sector Fund~~	~~JNL Series Trust~~
~~JNL/Mellon Capital Industrials Sector Fund~~	~~JNL/DoubleLine® Shiller Enhanced CAPE® Fund~~
~~JNL/Mellon Capital Materials Sector Fund~~	~~JNL/S&P International 5 Fund~~
~~JNL/Mellon Capital Real Estate Sector Fund~~	~~JNL/S&P Mid 3 Fund~~
~~JNL/Mellon Capital Utilities Sector Fund~~
~~JNL Variable Fund LLC~~
~~JNL Variable Fund LLC~~	~~JNL/Mellon Capital Nasdaq® 100 Index Fund~~
~~JNL/Mellon Capital Consumer Discretionary Sector Fund~~	~~JNL/Mellon Capital S&P® SMid 60 Fund~~
~~JNL/Mellon Capital Energy Sector Fund~~
~~JNL/Mellon Capital Financial Sector Fund~~	~~Alternative Assets~~
~~JNL/Mellon Capital Healthcare Sector Fund~~
~~JNL/Mellon Capital Information Technology Sector Fund~~	~~Jackson Variable Series Trust~~
~~JNL/Mellon Capital Telecommunications Sector Fund~~	~~JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund~~
~~JNL/VanEck International Gold Fund~~
~~Alternative Strategies~~
~~JNL Series Trust~~
~~Jackson Variable Series Trust~~	~~JNL/BlackRock Global Natural Resources Fund~~
~~JNL/AQR Risk Parity Fund~~	~~JNL/Brookfield Global Infrastructure and MLP Fund~~
~~JNL/BlackRock Global Long Short Credit Fund~~	~~JNL/Invesco Global Real Estate Fund~~
~~JNL/Eaton Vance Global Macro Absolute Return Advantage Fund~~
~~JNL/FAMCO Flex Core Covered Call Fund~~
~~JNL/Neuberger Berman Currency Fund~~
~~JNL/Nicholas Convertible Arbitrage Fund~~
~~JNL/PPM America Long Short Credit Fund~~

~~JNL Series Trust~~
~~JNL Multi-Manager Alternative Fund~~
~~JNL/AQR Large Cap Relaxed Constraint Equity Fund~~
~~JNL/AQR Managed Futures Strategy Fund~~
~~JNL/Boston Partners Global Long Short Equity Fund~~
~~JNL/Westchester Capital Event Driven Fund~~

~~The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities.  These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.~~
~~The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities.  These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers.  The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."~~
~~The Fund is a "non-diversified" fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.~~
Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

~~•~~	~~Allocation risk~~
~~•~~	~~Commodity risk~~
•	Call risk
•	Credit risk
•	Currency risk
•	Derivatives risk
•	Emerging markets and less developed countries risk
•	Equity securities risk
•	Extension risk
•	Fixed-income risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Forward and futures contract risk
•	High-yield bonds, lower-rated bonds, and unrated securities risk
•	Interest rate risk
•	Issuer risk
•	Large-capitalization investing risk
~~•~~	~~Liquidity risk~~
•	Managed portfolio risk
•	Market risk
•	Morgage-related and other asset-backed securities risk
~~•~~	~~Non-diversification risk~~
•	Options risk
•	Portfolio turnover risk
•	Prepayment risk
~~•~~	~~Stock risk~~
~~•~~	~~Underlying funds risk~~
•	Volatility management risk

Please see the“Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Convertible securities risk
•	Corporate loan, sovereign entity loan, and bank loan risk
• • •	Liquidity risk Preferred stock risk Sovereign debt risk
~~•~~	~~Accounting risk~~
~~•~~	~~Company risk~~
~~•~~	~~Concentration risk~~
~~•~~	~~Counterparty risk~~
~~•~~	~~Cybersecuirty risk~~
~~•~~	~~Expense risk~~
~~•~~	~~Financial services risk~~
~~•~~	~~Interest rate risk~~
~~•~~	~~Investment strategy risk~~
~~•~~	~~Large capitalization investing risk~~
~~•~~	~~Mid-capitalization invsting risk~~
~~•~~	~~Mortgage related and other asset-backed securities risk~~
~~•~~	~~Prepayment risk~~
~~•~~	~~Real estate investment risk~~
~~•~~	~~Redemption risk~~
~~•~~	~~Regulatory investment limits risk~~
~~•~~	~~Sector risk~~
~~•~~	~~Settlement risk~~
~~•~~	~~Small capitalization investing risk~~
~~•~~	~~Sovereign debt risk~~
~~•~~	~~Temporary defensive positios and large vcash positions risk~~

~~These and other risks associated with the Underlying Funds are described elsewhere in the prospectus. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as JNAM's allocation among the Underlying Funds.  The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity and fixed-income.~~

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

The Sub-Adviser and Portfolio Management.  The Sub-Adviser to the JNL/T. Rowe Price Managed Volatility Balanced Fund is T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202.  T. Rowe was founded in 1937.  T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts.  T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

Anna Dreyer is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. She is a portfolio manager and the associate director of research, Multi Asset, within the T. Rowe Price Multi-Asset Division. Ms. Dreyer serves as co-portfolio manager of the T. Rowe Price Managed Volatility Strategy. Ms. Dreyer joined the firm in 2008. She earned a B.S. and an M.Eng. in electrical engineering and computer science, with a minor in economics, and a Ph.D. in biomedical engineering, all from the Massachusetts Institute of Technology (MIT). Ms. Dreyer has also earned the Chartered Financial Analyst designation.

Charles Shriver is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is a portfolio manager for several asset allocation portfolios within the T. Rowe Price Multi-Asset Division Group. Mr. Shriver is a member of T. Rowe Price Multi-Asset Division Committee and has been with the firm since 1991. Mr. Shriver earned a B.A. in economics and rhetoric/communications studies from the University of Virginia, an M.S.F. in finance from Loyola University Maryland, and a graduate diploma in public economics from Stockholm University. He has earned the Chartered Financial Analyst designation.

Sean McWilliams is a Vice President of T. Rowe Price. He is a portfolio manager and quantitative investment analyst in the Multi-Asset Division with research, portfolio management, and product development responsibilities. He is a member of the Investment Advisory Committee of the T. Rowe Price Global Allocation Fund. He joined the firm in 2009. Sean earned a B.A. in mathematics and applied mathematics and statistics and an M.S. in applied economics from the Johns Hopkins University. He also earned an M.S. in applied mathematics from the University of Maryland, Baltimore County.

Toby Thompson is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is an investment analyst and portfolio manager within the T. Rowe Price Multi-Asset Division. He serves as co-portfolio manager of the T. Rowe Price Managed Volatility Strategy. Prior to joining the firm in 2010, Mr. Thompson served as director of investments of the I.A.M. National Pension Fund. Before joining the I.A.M. National Pension Fund, Mr. Thompson was a principal with Brown Investment Advisory, where he worked in fixed income research, served as director of open architecture and asset allocation, and was a member of the firm’s Strategic Investment Committee. Mr. Thompson earned a B.S. in business and economics from Towson University and an M.B.A. in finance from Loyola University Maryland. He has earned his Chartered Financial Analyst (CFA) and Chartered Alternative Investment Analyst (CAIA) designations.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Trust's of Trustees’ basis for approving the sub-advisory agreement is available in the Trust's Semi-Annual Report for the period ended June 30, 2018.
~~The Sub-Adviser to the JNL/MMRS Moderate Fund is Milliman, principal business address at 71 South Wacker Drive, Suite 3100, Chicago, IL, 60606. Milliman's clients range from small, closely held insurance firms to large multinationals. Milliman is comprised of more than 100 professionals in the United States, Europe, and Asia, with varied experience and the ability to tailor risk management services to a client's unique requirements.~~
~~Zachary Brown, Jeff Greco, and Adam Schenck are co-portfolio managers of the Fund.~~
~~Zachary Brown, CFA, FRM is a Portfolio Manager with Milliman's Portfolio Management group, and currently helps to manage the Milliman Managed Risk StrategyTM on a daily basis for dozens of funds.  Mr. Brown joined Milliman in 2009 as a quantitative analyst. His primary responsibilities include calculating market exposures, monitoring fund performance, and communicating strategy details to Milliman's clients.  Mr. Brown has a Bachelor of Arts degree in Economics and History from Northwestern University.~~
~~Jeff Greco, FRM is a Portfolio Manager with Milliman's Portfolio Management group.  He researches hedging methodologies, volatility and return distributions, and implements managed risk strategies on market portfolios. Mr. Greco has over 20 years of quantitative finance experience, including as a risk management professional at Citadel LLC, a senior quantitative strategist at Deutsche Bank, and a senior research analyst at Bank of America.  Additionally, Mr. Greco has been teaching for over 10 years as an adjunct professor for the University of Chicago's financial mathematics graduate program. Mr. Greco has a Bachelors degree in Mathematics from Carnegie Mellon University, as well as Master's Degrees in Mathematics from Carnegie Mellon University and in Applied Mathematics from the University of Chicago.~~
~~Adam Schenck, CFA, FRM is head of Milliman's Portfolio Management group.  Mr. Schenck joined Milliman in 2005 as a quantitative developer. Mr. Schenck serves as the Portfolio Manager for several funds in the market which utilize the Milliman Managed Risk Strategy™. He leads a team that analyzes and implements risk management strategies on baskets of assets, and performs research on volatility and stock return distributions.  Mr. Schenck has a Bachelors degree in Mathematics and Computer Science from Eckerd College and a Masters degree in Financial Mathematics from the University of Chicago.~~
~~The SAI provides additional information about a portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.~~
~~A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Annual Report for the period ended December 31, 2017.~~

Glossary of Risks

Accounting risk – The Fund makes investment decisions, in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate, may reflect differing approaches with respect to auditing and reporting standards and may affect the ability of the Fund’s investment manager to identify appropriate investment opportunities.

Allocation risk – The Fund’s ability to achieve its investment objective depends upon the investment manager’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations and investment manager’s ability to select an appropriate mix of asset classes. The Fund is subject to the risk of changes in market, investment, and economic conditions, as well as the selection and percentages of allocations.

Call risk – Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Commodity risk – Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and commodity-exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. The effect of future regulations affecting commodity-related industries cannot be predicted.  Because of a Fund’s exposure to the commodities market, the value of the Fund may decline and fluctuate in a rapid and unpredictable manner.

Company risk – Investments in U.S. and foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition.  For example, poor earnings performance of a company may result in a decline of its stock price.

Concentration risk – The Fund may concentrate its investments in certain securities. To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Industry
Companies within an industry are often faced with the same economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry, and their stock may react similarly and move in unison with these and other market conditions.  As a result, stocks within a certain industry in which the Fund invests may be more volatile, and carry greater risk of adverse developments affecting many of the Fund’s holdings, than a mixture of stocks of companies from a wide variety of industries.

Geographic
To the extent that the Fund has a significant level of investment in issuers in particular countries or regions, the Fund’s performance is expected to be closely tied to social, political and economic conditions within those countries or regions and to be more volatile than the performance of more geographically diversified funds.  The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time.  In addition, certain regions are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events. Such events may have a negative impact on the value of the Fund’s investments in those regions.

Security
The Fund’s portfolio may invest in a limited number of securities.  As compared to other Funds, this could subject the Fund to additional risk if one of the portfolio securities declines in price, or if certain sectors of the market experience a downturn.  It may take additional time to sell all or part of a Fund’s investment in a particular security, and consequently, concentrating portfolio investments may also limit the ability of the Fund to take advantage of other investment opportunities.

Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities.  Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and debt securities, depending on the price of the underlying security and the conversion price.  While equity securities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.  A convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock, since it derives a portion of its value from the common stock into which it may be converted. In addition, because companies that issue convertible securities are often small- or mid-capitalization companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies.

The value of convertible and debt securities may fall when interest rates rise.  Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations.  Convertible securities normally are “junior” securities, which means that an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company.  Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.

Corporate loan, sovereign entity loan, and bank loan risk – Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on corporate loans at “floating” rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling such securities. It may take longer than seven days for transactions in loans to settle. Certain loans may be classified as “illiquid” securities.

Due to restrictions on transfers in loan agreements and the nature of private syndication of loans, some loans are not as easily purchased or sold as publicly traded securities.  Some loans are illiquid, which may make it difficult for the Fund to value them or dispose of them at the price at which the Fund has valued the loan.  In addition, compared to public securities, purchases and sales of loans generally take longer to settle. It may take longer than seven days for transactions in loans to settle. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments or temporarily borrow to meet its short-term liquidity needs. Additionally, because a loan may not be considered a security, the Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Fund must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Bank loans may not be considered securities under the federal securities laws and accordingly, may offer less legal protection in the event of fraud or misrepresentation in connection with the purchase or sale of such instruments.  Instead, lenders generally rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

Bank loans usually have mandatory and optional prepayment provisions.  If a borrower prepays a loan, the Fund will have to reinvest the proceeds in other loans or financial assets that may pay lower rates of return.

A Sub-Adviser may take steps to ensure that it does not receive material nonpublic information about the issuers of loans who also issue (directly or through a related entity) publicly traded securities.  In that circumstance, a Sub-Adviser may have less information than other investors about certain of the loans in which it invests or seeks to invest. This may place the Fund at a disadvantage relative to other investors in loans.

A lead bank or other financial institution will often act as agent for all holders of a particular corporate loan.  The agent administers the terms of the loan, as specified in the loan agreement.  Unless a holder of the corporate loan, such as the Fund, has direct recourse against the borrower, the holder may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness.  The agent may also be responsible for distributing income from the corporate loan and, as a result, holders of the loan might incur certain costs and delays in realizing payment on the loan and could suffer a loss of principal or interest.  In addition, investments in corporate loans may expose the holders of the corporate loan, including the Fund, to the credit risk of both the financial institution and the underlying borrower. In the event of the insolvency of an agent bank, a corporate loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day-to-day administration of the loan (such as processing LIBOR calculations and processing draws).

Certain corporate loans may be issued in connection with highly leveraged transactions, including leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing.  Leveraged buyout loans are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy.

Some loans may be “covenant lite” loans which do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

If a Fund invests in a loan via participation, the Fund will be exposed to the ongoing counterparty risk of the entity providing exposure to the loan (and in certain circumstances, such entity’s credit risk) in addition to the exposure the Fund has to the creditworthiness of the borrower.

Counterparty risk – Transactions involving a counterparty are subject to the credit risk of the counterparty. A Fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter (“OTC”) derivatives contracts, or that lends its securities, runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could suffer losses, including monetary losses, miss investment opportunities or be forced to hold investments it would prefer to sell. Counterparty risk is heightened during unusually adverse market conditions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, which may cause the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because there is more time for events to occur that may prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

A Fund also is subject to counterparty risk because it executes its securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell, resulting in losses for the Fund.

Counterparty risk with respect to derivatives will be affected by rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Credit risk – The price of a debt security can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value.  When a fixed-income security is not rated, the Fund’s investment manager may have to assess the risk of the security itself. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.  In addition, to the extent the Fund invests in municipal bonds, they are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value, or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.  The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of a Fund’s foreign securities may be subject to greater risk because both the price of the currency (relative to the U.S. dollar) and the price of the security may fluctuate with market and economic conditions. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Cybersecurity risk – Cyber attacks could disrupt daily operations related to trading and portfolio management.  In addition, technology disruptions and cyber attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of the Fund’s investments.  Cyber attacks on securities markets or the financial services infrastructure could cause market volatility or the failure of critical financial services. Cyber attacks on a Fund’s Sub-Adviser(s) and service providers could cause business failures or delays in daily processing, and the Funds may not be able to issue a NAV per share.  As a result, cyber attacks could impact the performance of the Funds.  See the “Technology Disruptions” section in this Prospectus.

Derivatives risk – Certain Funds may invest in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to a number of risks described elsewhere in this section, such as leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index.  Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Certain derivatives transactions may subject the Fund to counterparty risk.

The Fund’s investment manager must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment.  The Fund’s investment manager must also correctly predict price, credit or their applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment.

The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio.

If the Fund’s investment manager uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful and the Fund may lose money.  To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated on its books to cover its obligations under such derivative instruments.

The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Investors should bear in mind that, while a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.  Certain derivative transactions may have a leveraging effect on the Fund.  For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments.  As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain.  The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument.  The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements.  The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).  While certain of the rules are effective, other rules are not yet final and/or effective, so its ultimate impact remains unclear.  The Dodd-Frank Act substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap.”  It is possible that government regulation of various types of derivative instruments could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.  Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts (and certain related swap positions).  All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded and, as a result, the investment manager’s trading decisions may have to be modified or positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. Even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the investment manager or its affiliates may be aggregated for this purpose.  The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

Under the Dodd-Frank Act, a Fund also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as swaps, is unclear under current law and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS. Other future regulatory developments may also impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. The investment manager cannot predict the effects of any new governmental regulation that may be implemented or the ability of a Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objective.

Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa.  Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks.  Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries.  The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. There may be government policies that restrict investment by foreigners, greater government influence over the private sector, and a higher risk of a government taking private property in emerging and less developed countries.  Moreover, economies of emerging market countries may be dependent upon international trade and may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.  As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

Underdeveloped securities exchanges and low or nonexistent trading volume in securities of issuers may result in a lack of liquidity and in price volatility. A fund may not be able to sell such securities in a timely manner, and may receive less than the currently available market price when selling such emerging market securities. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures, which could result in ownership registration being completely lost.  Issuers in emerging markets typically are subject to greater risk of adverse changes in earnings and business prospects than are companies in developed markets.  Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, including confiscatory taxes on investment proceeds and other restrictions on the ability of foreign investors to withdraw their money at will, or from problems in security registration or settlement and custody.  Investments in, or exposure to, emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.  The Fund will also be subject to the risk of negative foreign currency rate fluctuations.  Investments in, or exposure to, emerging market securities tend to be more volatile than investments in developed countries.

Frontier market countries are emerging market countries that are considered to have the smallest, least mature and least liquid securities markets.  Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes, low security market capitalizations, and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.   They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Expense risk – Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated in the Fund’s Prospectus. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Extension risk – When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, which may cause the value of those securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework; (ii) interest rate changes that may negatively affect financial service businesses; (iii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iv) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (v) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Fixed-income risk – The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers.  Rising interest rates generally will cause the price of bonds and other fixed-income debt securities to fall.  In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.  Longer maturity fixed-income securities may be subject to greater price fluctuations than shorter maturity fixed-income securities.  Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed income security will fail to make timely payments of principal or interest and the security will go into default.  The Fund may be subject to a greater risk of rising interest rates in periods of historically low rates.

Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.

Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance. In addition, foreign regulatory requirements may increase the cost of transactions in certain countries, and may increase Fund legal and compliance costs.

Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.  Such factors may adversely affect the value of securities issued by companies in foreign countries or regions.

Investments in, or exposure to, foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular.  Investments in, or exposure to, emerging market countries and/or their securities markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.  In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in, or exposure to, emerging market countries.

Forward and futures contract risk – The successful use of forward and futures contracts draws upon the investment manager’s skill and experience with respect to such instruments and are subject to special risks including, but not limited to: (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty, clearing member or clearinghouse will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies.  Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments. As a result, an investment in junk bonds is considered speculative. An unanticipated default would result in a reduction in income and a decline in the market value of the related securities.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in price volatility. High-yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high-yield bond at the price at which it is currently valued.  The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value.  Conversely, as interest rates decrease, the prices of fixed income securities tend to increase.  In a low interest rate environment, an increase in interest rates could have a negative impact on the price of fixed income securities, and could negatively impact a Fund’s portfolio of fixed income securities.  Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Floating rate investments have adjustable interest rates and as a result, generally fluctuate less in response to interest rate changes than will fixed-rate investments.  However, because floating rates generally only reset periodically, changes in prevailing interest rates may cause a fluctuation in a Fund’s value.  In addition, extreme increases in prevailing interest rates may cause an increase in defaults on floating rate investments, which may cause a further decline in a Fund’s value.  Finally, a decrease in interest rates could adversely affect the income earned by the Fund from its floating rate debt securities.

At times, when interest rates in the United States are at or near historic lows, a Fund may face increased exposure to risks associated with rising interest rates.

Investment strategy risk – The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the investment manager in accordance with these investment strategies may not produce the returns the investment manager expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.  A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services. A change in the financial condition of a single issuer may affect securities markets as a whole.  Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks.  In addition, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer preferences.  Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  An “illiquid security” typically is defined as a security that cannot be sold or disposed of within seven (7) days, at a price or value at which it is carried by the Fund.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  In times of market volatility, certain securities or classes of securities may become illiquid. Government or regulatory actions may decrease market liquidity, and the liquidity for certain securities. Small-capitalization companies and companies domiciled in emerging markets pose greater liquidity and price volatility risks.  Certain securities that were liquid when purchased may later become illiquid or less liquid, particularly in times of overall economic distress.  Illiquid securities may also be difficult to value, may be required to be fair valued according to the valuation procedures approved by the Board, and may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.  Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Fund’s manager’s investment techniques could fail to achieve the Fund’s investment objective, or may negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund.  There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general.  Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline.  A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.  Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk.  Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due.  Bond value typically declines if the issuer’s credit quality deteriorates.  Interest rate risk is the risk that interest rates will rise and the value of bonds will fall.  A broad-based market drop may also cause a bond’s price to fall.

Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions.  Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities.  In addition, the markets may not favor a particular kind of security, including equity securities or bonds. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Mid-capitalization investing risk – The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies.  Mid-capitalization companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.  Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Mortgage-related and other asset-backed securities risk – The risk of investing in mortgage-related and other asset-backed securities include interest rate risk, extension risk, and prepayment (contraction) risk.  With respect to extension risk, rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities may exhibit increased volatility. With respect to default risk, rising interest rates and falling property prices may increase the likelihood that individuals and entities will fall behind or fail to make payments on their mortgages or other loans.  When there are a number of mortgage defaults, the interest paid by mortgage-backed and mortgage-related securities may decline, or may not be paid.  A number of mortgage defaults could lead to a decline in the value of mortgage-backed and mortgage-related securities.  In addition, legal and documentation risk (incomplete mortgage information) related to mortgage defaults may exist.  With respect to prepayment risk, borrowers may pay off their mortgages or other loans sooner than expected, which may result in contraction risk, whereby the Fund will have to reinvest that money at the lower prevailing interest rates and, thus, may suffer an unexpected loss of interest income.

Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments or defaults on the underlying mortgages serving as collateral.  An increase or decrease in payment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price.  The prices of mortgage-backed securities, depending on their structure and the rate of payments, can be volatile.  Some mortgage-backed securities may also not be as liquid as other securities.  The value of these securities also may change because of changes in the market’s perception or the actual creditworthiness of the issuer.  In addition, the mortgage-backed or other asset-backed securities market in general may be adversely affected by changes in governmental regulation, interest rates, tax policies, the real estate market, and/or the overall economy.

Non-diversification risk – The Fund is non-diversified. As such, the Fund may invest in a limited number of issuers. Under a definition provided by the Investment Company Act of 1940, as amended (the “1940 Act”), non-diversified funds may invest in fewer securities, or in larger proportions of the securities of single companies or industries. If these securities were to decline in value, there could be a substantial loss of the investment. In addition, because of the investment strategies, the Fund may hold a smaller number of issuers than if it were “diversified.”  There is increased risk in investing in a smaller number of different issuers than there is in investing in a larger number of issuers since changes in the financial condition or market status of a single issuer may cause greater fluctuation in a non-diversified portfolio with respect to total return and share price.

Options risk – If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by a Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to a Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by a Fund.

When options are purchased OTC, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. OTC options may also be illiquid and a Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Portfolio turnover risk – The Fund may actively trade securities or instruments, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, in seeking to achieve its objective.  Doing so may increase transaction costs, which may reduce performance.

Preferred stock risk – Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness and to changes in interest rates, and may decline in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Prepayment risk – During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that the Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Real estate investment risk – Real estate is affected by general economic conditions and legal, cultural or technological developments. When growth is slowing, demand for property decreases and prices may decline.  Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management.  Many real estate companies, including real estate investment trusts (“REITs”) and real estate operating companies, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value in periods of rising interest rates.  Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively. A real estate company may become liable for removal or other costs related to environmental contamination.  Real estate companies tend to be small to medium-sized companies and share prices can be more volatile than, and perform differently from, larger company shares.   The Fund could hold real estate directly if a company defaults on its debt securities.  Direct ownership in real estate presents additional risks, including liquidity risks, declines in value of the properties, risks from general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations, increases in interest rates, and the risk of generating too much income that would not be “qualifying income” under Subchapter M of the Code.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks.  Investment in REITs may be affected by the management skill of the persons managing the REIT and are often not diversified, which will subject the Fund to more risk than would be associated with an investment in a diversified fund.  Equity REITs, which invest a majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments, may be affected by changes in the value of the underlying property owned by the trust. Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive income primarily from the collection of interest payments, may be affected by the quality of any credit extended.  REITs are also subject to heavy cash flow dependency and to defaults by borrowers or lessees.  In addition, REITs possibly could fail to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act.  Certain REITs provide for a specified term of existence in their trust documents.  Such REITs run the risk of liquidating at an economically disadvantageous time.  The Fund will bear a proportional share of the REITs’ expenses.

Redemption risk – Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Adviser would otherwise decide to do so. Large redemption activity in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions, and other transaction costs. It could be difficult for a Fund to meet large redemption requests where there is minimal liquidity in the Fund’s portfolio securities.

Regulatory investment limits risk – The U.S. “Federal Securities Laws” may limit the amount a Fund may invest in certain securities.  These limits may be Fund specific or they may apply to the investment manager.  As a result of these regulatory limitations under the Federal Securities Laws and the asset management and financial industry business activities of the investment manager and its affiliates, the investment manager and the Fund may be prohibited from or limited in effecting transactions in certain securities.  The investment manager and the Fund may encounter trading limitations or restrictions because of aggregation issues or other regulatory requirements.  The Federal Securities Laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These regulatory investment limits may increase the Funds’ expenses and may limit the Funds’ performance.

Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment, or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.  In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the portfolio managers’ choice of securities within such sector.

Air transportation sector risk – The air transportation sector can be significantly affected by competition within the industry, domestic and foreign economies, government regulation, labor relations, terrorism, and the price of fuel. Airline deregulation has substantially diminished the government’s role in the air transport sector while promoting an increased level of competition. However, regulations and policies of various domestic and foreign governments can still affect the profitability of individual carriers as well as the entire industry.

Financial services sector risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Gold-mining companies sector risk – An investment in issuers in the gold-mining sector may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the gold industry.  Fluctuations in the price of gold often dramatically affect the profitability of companies in the gold-mining sector.

Health care sector risk – An investment in issuers in the health care sector may be adversely affected by government regulations and government health care programs and increases or decreases in the cost of medical products and services. Health care companies are heavily dependent on patent protection and the expiration of a patent may adversely affect their profitability. Health care companies are also subject to extensive litigation based on product liability and similar claims. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers, all of which may be time consuming and costly with no guarantee that any product will come to market. Health care companies are also subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Health care companies may also be thinly capitalized and susceptible to product obsolescence.

Infrastructure companies sector risk – Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries.  Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.  Infrastructure companies may also be affected by or subject to: regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and general changes in market sentiment toward infrastructure and utilities assets.  Other factors that may affect the operations of infrastructure-related companies include innovations in technology, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due, and general changes in market sentiment toward infrastructure and utilities assets.

Natural resource-related securities risk – An investment in natural resource-related securities may be subject to the risks associated with natural resource investments in addition to the general risk of the stock market.  Such investments are more vulnerable to the price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors.  Such factors may include price fluctuations caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters.  A Fund that invests primarily in companies with natural resource assets is subject to the risk that it may perform poorly during a downturn in natural resource prices.

Precious metals-related securities risk – Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Utilities sector risk – Utility company securities are particularly sensitive to interest rate movements; when interest rates rise, the stock prices of these companies tend to fall. The continually changing regulatory environment, at both the state and federal level, has led to greater competition in the industry and the emergence of non-regulated providers as a significant part of the industry, which may make some companies less profitable. Companies in the utilities industry may: (i) be subject to risks associated with the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases and of financing large construction programs during periods of inflation; (ii) face restrictions on operations and increased costs due to environmental and safety regulations, including increased fuel costs; (iii) find that existing plants and equipment or products have been rendered obsolete by technical innovations; (iv) confront challenging environmental conditions, including natural or man-made disasters; (v) tackle difficulties of the capital markets in absorbing utility debt and equity securities; (vi) incur risks associated with the operation of nuclear power plants; and (vii) face the effects of energy conservation and other factors affecting the level of demand for services.  Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits.  The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss.  Adverse regulatory changes could prevent or delay utilities from passing along cost increases to customers, which could hinder a utility’s ability to meet its obligations to its suppliers.  Furthermore, regulatory authorities, which may be subject to political and other pressures, may not grant future rate increases, or may impose accounting or operational policies, any of which could affect a company’s profitability and the value of its securities.  In addition, federal, state and municipal governmental authorities may review existing construction projects, and impose additional, regulations governing the licensing, construction and operation of power plants.  Any of these factors could result in a material adverse impact on the Fund’s holdings and the performance of the Fund and, to the extent a Fund is concentrated in the utilities sector, any potential material adverse impact may be magnified.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected.  Delayed settlement may affect a Fund’s liquidity due to the timing and receipt of the proceeds from the sale of that security. Loan transactions often settle on a delayed basis compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations.  In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.

Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. In addition, such securities may be subject to more abrupt or erratic price movements.  Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Small-capitalization companies often have limited product lines, narrower markets and more limited managerial and financial resources, or may depend on the expertise of a few people, than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

Sovereign debt risk – Investments issued by a governmental entity are subject to the risk that the governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due to, among other things, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay its debt, request additional loans or otherwise restructure its debt. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt may be collected.

Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.  The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s stock.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and Sub-Adviser transitions, and/or Fund mergers or rebalances, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high-quality debt instruments.  During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective.  Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

Underlying funds risk – The risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds.  The ability of the Fund to achieve its investment objective will depend in part upon the allocations of investments in the Underlying Funds and their ability to achieve their investment objectives.  There can be no assurance that the investment objective of any Underlying Fund will be achieved.  The extent to which the investment performance and risks associated with the Fund correlates to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary.  The Fund also will bear its pro-rata portion of the operating expenses of the Underlying Funds, including Management and Administrative Fees and 12b-1 fees.

Volatility management risk – The risk that the Sub-Adviser’s strategy for managing Fund volatility may not produce the desired result or that the Sub-adviser is unable to trade certain derivatives effectively or in a timely manner. In addition, the minimum and maximum equity exposure limits may prevent the Sub-adviser from fully managing Fund volatility in certain market environments. There can be no guarantee that the Fund will maintain its target volatility level. Additionally, the volatility control process will not ensure that the Fund will deliver competitive returns. The use of derivatives in connection with the Fund’s managed volatility strategy may expose the Fund to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage the Fund’s volatility could limit the Fund’s gains in rising markets and may expose the Fund to costs to which it would otherwise not have been exposed. The Fund’s managed volatility strategy may result in the Fund outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. The Fund’s managed volatility strategy also exposes shareholders to the risks of investing in derivative contracts. The Sub-adviser uses a proprietary system to help it estimate the Fund’s expected volatility. The proprietary system used by the Sub-adviser may perform differently than expected and may negatively affect performance and the ability of the Fund to maintain its volatility at or below its target volatility level for various reasons, including errors in using or building the system, technical issues implementing the system, data issues and various nonquantitative factors (e.g., market or trading system dysfunctions, and investor fear or over-reaction).

APPENDIX B
Amended and Restated Investment
Advisory and Management Agreement

This Agreement is effective as of the 31st day of January, 2001, Amended and Restated as of the 28th day of February, 2012, further Amended and Restated as of the 1st day of December, 2012, further Amended and Restated as of the 30th November, 2012, effective as of April 29, 2013, and further Amended and Restated as of the 24th day of June, 2013, effective as of July 1, 2013, between JNL Series Trust, a Massachusetts business trust (the “Trust”), and Jackson National Asset Management, LLC, a Michigan limited liability company (the “Adviser”).

Whereas, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies and limitations;

Whereas, the Trust on behalf of its investment series listed on Schedule A hereto (each a “Fund”) desires to retain Adviser to perform investment advisory services, on the terms and conditions set forth herein; and

Whereas, the Adviser agrees to serve as the investment adviser and business manager for the Fund on the terms and conditions set forth herein.

Now Therefore, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

1.  Appointment

The Trust hereby appoints the Adviser to provide certain investment advisory services to the Fund for the period and on the terms set forth in this Agreement.  The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust designates one or more series other than the Fund with respect to which the Trust wishes to retain the Adviser to render investment advisory services hereunder, it shall notify the Adviser in writing.  If the Adviser is willing to render such services, it shall notify the Trust in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

2.  Duties

The Adviser shall manage the affairs of the Trust including, but not limited to, continuously providing the Trust with investment advice and business management, including investment research, advice and supervision, determining which securities, commodities, and derivatives thereon (hereinafter collectively, “securities”) shall be purchased or sold by each Fund, effecting purchases and sales of securities on behalf of each Fund (and determining how voting and other rights with respect to securities owned by each Fund shall be exercised).  The management of the Fund by the Adviser shall be subject to the control of the Trustees of the Trust (the “Trustees”) and in accordance with the objectives, policies and principles for each Fund set forth in the Trust’s Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the “Act”), and other applicable law, as well as to the factors affecting each Funds’ status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the “Code”), and the regulations thereunder and the status of separate accounts supporting variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder.  In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial, and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Fund) and such executive and other personnel as shall be necessary for the operations of each Fund, (ii) be responsible for the financial and accounting records required to be maintained by each Fund (including those maintained by the Trust’s custodian), and (iii) oversee the performance of services provided to each Fund by others, including the custodian, transfer agent, shareholder servicing agent and sub-adviser, if any.  The Trust acknowledges that the Adviser also acts as the investment adviser of other investment companies.

With respect to any Money Market Fund listed on Schedule A of this Agreement, the Adviser hereby accepts the responsibilities for making the determinations required by Rule 2a-7 under the Act to be made by the Trustees of the Trust and which are delegable by the Trustees pursuant to Paragraph (e) of such Rule, to the extent that the Trustees may hereinafter delegate such responsibilities to the Adviser.

The Adviser may delegate certain of its duties under this Agreement with respect to a Fund to a sub-adviser or sub-advisers, subject to the approval of the Trustees, by entering into sub-advisory agreements (the “Sub-Advisory Agreements”) with one or more sub-advisers. The Adviser is solely responsible for payment of any fees or other charges arising from such delegation and the Trust shall have no liability therefor. Consistent with the provisions of the Act and any applicable exemption thereto, the Trust may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected Fund.

To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Fund in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser in its discretion.  For this purpose, aggregate expenses of a Fund shall include the compensation of Adviser and all other normal expenses and charges, but shall exclude interest, taxes, brokerage fees on Fund transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses.  In the event any amounts are so contributed by Adviser to the Trust, the Trust agrees to reimburse Adviser, provided that such reimbursement does not result in increasing the Trust’s aggregate expenses above the aforementioned expense limitation ratios.

3.  Expenses

The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser.  The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to direct charges relating to the purchase and sale of Fund securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports and notices to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing Prospectuses, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the investment company trade association, insurance premiums and extraordinary expenses such as litigation expenses.

4.  Compensation

As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser a single, unified fee, accrued daily and payable monthly on the average daily net assets in each Fund, in accordance with Schedule B hereto; provided that, in the case of each Fund identified in Schedule C hereto that has a wholly owned subsidiary (which subsidiary is obligated to pay an investment advisory fee to the Adviser based on the same formula as set forth in Schedule B for its parent Fund), 1) the Funds’ average daily net assets for purposes of the foregoing shall include the average daily net assets of its subsidiary and 2) the fee payable hereunder with respect to that Fund, as calculated pursuant to the foregoing, shall be reduced by the amount of the investment advisory fee paid to the Adviser by its subsidiary under the applicable Investment Advisory Agreement.  Accordingly, with respect to each such Fund and its subsidiary, the Adviser shall receive the same aggregate fee under this Agreement and the Investment Advisory Agreement with that subsidiary as if the subsidiary’s assets were directly held by the Fund.

Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

5.  Purchase and Sale of Securities

The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including affiliated brokers or dealers) as the Adviser shall deem appropriate to carry out the policies with respect to Fund transactions as set forth in the Trust’s Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security, and economic analysis.

6.  Term of Agreement

This Agreement will become effective as to the Trust upon execution or, if later, the date that initial capital for the Trust is first provided to it and, unless sooner terminated as provided herein, will continue in full force and effect for two years from the date of its execution.  With regard to any Fund added to the Trust by execution of an Addendum to Schedule A, the term of this Agreement shall begin on the date of such execution.  Thereafter, if not terminated as to a Fund, this Agreement will continue as to each Fund from year to year through June 30th of each successive year, provided that such continuation is specifically approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Fund with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by a vote cast in person at a meeting called for the purpose of voting on such renewal.  Any approval of this Agreement or the renewal thereof with respect to a Fund by the vote of a majority of the outstanding voting securities of that Fund, or by the Trustees which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Fund notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Fund, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.  However, the addition or deletion of a Fund reflecting changes that have been formally approved by resolution by the Board of Trustees will not require approval of an amendment to this Agreement by the Board of Trustees.

7.  Termination

This Agreement may be terminated at any time as to a Fund, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Fund on sixty (60) days’ written notice to the Adviser.  Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months’ written notice, whichever is earlier.  This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

8.  Reports

The Adviser shall report to the Trustees, or to any committee or officers of the Trust acting pursuant to the authority of the Trustees, at such times and in such detail as shall be reasonable and as the Trustees may deem appropriate in order to enable the Trustees to determine that the investment policies of each Fund are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled.  Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Trust shall at all times be subject to any directives of the Trustees or any duly constituted committee or officer of the Trust acting pursuant to the authority of the Trustees.

The Adviser shall furnish all such information as may reasonably be necessary for the Trustees to evaluate the terms of this Agreement.

9.  Records

The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents that constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust’s auditor’s certification relating thereto.  The Trust and the Adviser agree that in furtherance of the recordkeeping responsibilities of the Trust under Section 31 of the Act and the rules thereunder, the Adviser will maintain records and ledgers and will preserve such records in the form and for the period prescribed in Rule 31a-2 of the Act for each Fund.

The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust.  It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Fund shall, at all times, remain the property of the Trust.

10.  Liability and Indemnification

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser), Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section

36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.  Except for such disabling conduct or liability incurred under Section 36(b) of the Act, the Trust shall indemnify Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser) from any liability arising from Adviser’s conduct under this Agreement.

Indemnification to Adviser or any of its personnel or affiliates shall be made when (i) a final decision on the merits is rendered by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or Section 36(b) or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of  Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding (“disinterested, non-party Trustees”), or (b) an independent legal counsel in a written opinion.  The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys’ fees or other expenses incurred by officers, Trustees, investment advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification.  Such advance shall be subject to at least one of the following:  (1) the person to be indemnified shall provide a security for the undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

11.  Miscellaneous

Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.  With respect to any claim by the Adviser for recovery of that portion of the investment management fee (or any other liability of the Trust arising hereunder) allocated to a particular Fund, whether in accordance with the express terms hereof or otherwise, the Adviser shall have recourse solely against the assets of that Fund to satisfy such claim and shall have no recourse against the assets of any other Fund for such purpose.

In Witness Whereof, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of June 24, 2013, effective that date.

JNL Series Trust

Attest:	/s/ Norma M. Mendez	By:	/s/ Kelly L. Crosser
Printed Name: Norma M. Mendez		Name: Kelly L. Crosser
Title: Assistant Secretary

Jackson National Asset Management, LLC

Attest:	/s/ Norma M. Mendez	By:	/s/ Mark D. Nerud
Printed Name: Norma M. Mendez		Name: Mark D. Nerud
Title: President and CEO

Schedule A
Dated July 1, 2013
(List of Funds)

Funds

JNL/American Funds Balanced Allocation Fund
JNL/American Funds Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL/AQR Managed Futures Strategy Fund
JNL/BlackRock Commodity Securities Strategy Fund
JNL/BlackRock Global Allocation Fund
JNL/Brookfield Global Infrastructure Fund
JNL/Capital Guardian Global Diversified Research Fund
JNL/Capital Guardian Global Balanced Fund
JNL/DFA U.S. Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/Eastspring Investments Asia ex-Japan Fund
JNL/Eastspring Investments China-India Fund
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Growth Fund
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Growth Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Core Plus Bond Fund

Funds

JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs U.S. Equity Flex Fund
JNL Institutional Alt 20 Fund
JNL Institutional Alt 35 Fund
JNL Institutional Alt 50 Fund
JNL Institutional Alt 65 Fund
JNL/Invesco International Growth Fund
JNL/Invesco Large Cap Growth Fund
JNL/Invesco Global Real Estate Fund
JNL/Invesco Small Cap Growth Fund
JNL/Ivy Asset Strategy Fund
JNL/JPMorgan International Value Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund
JNL/Lazard Mid Cap Equity Fund
JNL/M&G Global Basics Fund
JNL/M&G Global Leaders Fund
JNL/Mellon Capital Bond Index Fund
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund
JNL/Mellon Capital Emerging Markets Index Fund
JNL/Mellon Capital European 30 Fund
JNL/Mellon Capital Global Alpha Fund
JNL/Mellon Capital Index 5 Fund
JNL/Mellon Capital International Index Fund
JNL/Mellon Capital Pacific Rim 30 Fund
JNL/Mellon Capital Small Cap Index Fund

Funds

JNL/Mellon Capital 10 x 10 Fund
JNL/Mellon Capital S&P 500 Index Fund
JNL/Mellon Capital S&P 400 MidCap Index Fund
JNL/Mellon Capital Utilities Sector Fund
JNL/Morgan Stanley Mid Cap Growth Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/Oppenheimer Global Growth Fund
JNL/PPM America Floating Rate Income Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Value Equity Fund
JNL/Red Rocks Listed Private Equity Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price Value Fund
JNL/WMC Balanced Fund
JNL/WMC Money Market Fund
JNL/WMC Value Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund

Funds

JNL/S&P Intrinsic Value Fund
JNL/S&P Total Yield Fund
JNL/S&P 4 Fund
JNL/UBS Large Cap Select Growth Fund
JNL Disciplined Moderate Fund
JNL Disciplined Moderate Growth Fund
JNL Disciplined Growth Fund

Schedule B
Dated July 1, 2013
(Compensation)

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/American Funds Balanced Allocation Fund	$0 to $1 billion Over $1 billion	.300% .275%
JNL/American Funds Blue Chip Income and Growth Fund	$0 to $1 billion Over $1 billion	.70% .65%
JNL/American Funds Global Bond Fund	$0 to $1 billion Over $1 billion	.70% .65%
JNL/American Funds Global Small Capitalization Fund	$0 to $1 billion Over $1 billion	.75% .70%
JNL/American Funds Growth Allocation Fund	$0 to $1 billion Over $1 billion	.300% .275%
JNL/American Funds Growth-Income Fund	$0 to $1 billion Over $1 billion	.70% .65%
JNL/American Funds International Fund	$0 to $1 billion Over $1 billion	.85% .80%
JNL/American Funds New World Fund	$0 to $1 billion Over $1 billion	1.05% 1.00%
JNL/AQR Managed Futures Strategy Fund	$0 to $500 million $500 million to $1 billion Over $1 billion	.95% .90% .85%
JNL/BlackRock Commodity Securities Strategy Fund	$0 to $300 million Over $300 million	.70% .60%
JNL/BlackRock Global Allocation Fund	$0 to $1 billion Over $1 billion	.75% .70%
JNL/Brookfield Global Infrastructure Fund	$0 to $1 billion Over $1 billion	.80% .75%
JNL/Capital Guardian Global Diversified Research Fund	$0 to $150 million $150 million to $500 million $500 million to $750 million Over $750 million	.75% .70% .65% .60%
JNL/Capital Guardian Global Balanced Fund	$0 to $500 million Over $500 million	.65% .60%
JNL/DFA U.S. Core Equity Fund	$0 to $100 million $100 million to $300 million Over $300 million	.65% .60% .55%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Eagle SmallCap Equity Fund	$0 to $100 million $100 million to $500 million Over $500 million	.75% .70% .65%
JNL/Eastspring Investments Asia ex-Japan Fund	$0 to $500 million Over $500 million	.90% .85%
JNL/Eastspring Investments China-India Fund	$0 to $500 million Over $500 million	.90% .85%
JNL/Franklin Templeton Founding Strategy Fund	All Assets	0%
JNL/Franklin Templeton Global Growth Fund	$0 to $300 million $300 million to $500 million Over $500 million	.75% .65% .60%
JNL/Franklin Templeton Global Multisector Bond Fund	$0 to $1 billion Over $1 billion	.75% .70%
JNL/Franklin Templeton Income Fund	$0 to $100 million $100 million to $200 million $200 million to $500 million Over $500 million	.80% .75% .65% .60%
JNL/Franklin Templeton International Small Cap Growth Fund	$0 to $500 million Over $500 million	.95% .90%
JNL/Franklin Templeton Mutual Shares Fund	$0 to $500 million Over $500 million	.75% .70%
JNL/Franklin Templeton Small Cap Value Fund	$0 to $200 million $200 million to $500 million Over $500 million	.85% .77% .75%
JNL/Goldman Sachs Core Plus Bond Fund	$0 to $500 million Over $500 million	.60% .55%
JNL/Goldman Sachs Emerging Markets Debt Fund	$0 to $200 million $200 million to $1 billion Over $1 billion	.75% .70% .675%
JNL/Goldman Sachs Mid Cap Value Fund	$0 to $100 million Over $100 million	.75% .70%
JNL/Goldman Sachs U.S. Equity Flex Fund	$0 to $300 million Over $300 million	.80% .75%
JNL Institutional Alt 20 Fund	$0 to $500 million Over $500 million	.15% .10%
JNL Institutional Alt 35 Fund	$0 to $500 million Over $500 million	.15% .10%
JNL Institutional Alt 50 Fund	$0 to $500 million Over $500 million	.15% .10%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL Institutional Alt 65 Fund	$0 to $500 million Over $500 million	.15% .10%
JNL/Invesco International Growth Fund	$0 to $150 million $150 million to $500 million Over $500 million	.70% .65% .60%
JNL/Invesco Large Cap Growth Fund	$0 to $150 million Over $150 million	.70% .65%
JNL/Invesco Global Real Estate Fund	$0 to $50 million Over $50 million	.75% .70%
JNL/Invesco Small Cap Growth Fund	$0 to $300 million Over $300 million	.85% .80%
JNL/Ivy Asset Strategy Fund	$0 to $500 million $500 million to $1.5 billion Over $1.5 billion	.90% .85% .825%
JNL/JPMorgan International Value Fund	$0 to $150 million $150 million to $500 million Over $500 million	.70% .65% .60%
JNL/JPMorgan MidCap Growth Fund	$0 to $250 million $250 million to $750 million $750 million to $1,500 million Over $1,500 million	.70% .65% .60% .55%
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $150 million $150 million to $300 million $300 million to $500 million Over $500 million	.50% .45% .40% .35%
JNL/Lazard Emerging Markets Fund	$0 to $100 million $100 million to $250 million Over $250 million	1.00% .90% .85%
JNL/Lazard Mid Cap Equity Fund	$0 to $50 million $50 million to $250 million Over $250 million	.75% .70% .65%
JNL/M&G Global Basics Fund	$0 to $500 million Over $500 million	.85% .80%
JNL/M&G Global Leaders Fund	$0 to $500 million Over $500 million	.85% .80%
JNL/Mellon Capital Emerging Markets Index Fund	$0 to $500 million Over $500 million	.40% .35%
JNL/Mellon Capital Bond Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	.30% .25% .24%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund	$0 to $1 billion Over $1 billion	.325% .300%
JNL/Mellon Capital Global Alpha Fund	$0 to $500 million Over $500 million	1.00% .90%
JNL/Mellon Capital European 30 Fund	$0 to $50 million $50 to $100 million Over $100 million	.37% .31% .28%
JNL/Mellon Capital Index 5 Fund	All assets	0%
JNL/Mellon Capital International Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	.30% .25% .24%
JNL/Mellon Capital Pacific Rim 30 Fund	$0 to $50 million $50 to $100 million Over $100 million	.37% .31% .28%
JNL/Mellon Capital Small Cap Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	.29% .24% .23%
JNL/Mellon Capital 10 x 10 Fund	All assets	0%
JNL/Mellon Capital S&P 500 Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	.28% .24% .23%
JNL/Mellon Capital S&P 400 MidCap Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	.29% .24% .23%
JNL/Mellon Capital Utilities Sector Fund	$0 to $50 million $50 to $100 million $100 million to $750 million Over $750 million	.34% .31% .28% .27%
JNL/Morgan Stanley Mid Cap Growth Fund	$0 to $1 billion Over $1 billion	.75% .70%
JNL/Neuberger Berman Strategic Income Fund	$0 to $1 billion Over $1 billion	.60% .55%
JNL/Oppenheimer Global Growth Fund	$0 to $300 million Over $300 million	.70% .60%
JNL/PIMCO Real Return Fund	$0 to $1 billion Over $1 billion	.50% .475%
JNL/PIMCO Total Return Bond Fund	All assets	.50%
JNL/PPM America Floating Rate Income Fund	$0 to $500 million Over $500 million	.65% .60%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/PPM America High Yield Bond Fund	$0 to $150 million $150 million to $500 million Over $500 million	.50% .45% .425%
JNL/PPM America Mid Cap Value Fund	$0 to $500 million Over $500 million	.75% .70%
JNL/PPM America Small Cap Value Fund	$0 to $500 million Over $500 million	.75% .70%
JNL/PPM America Value Equity Fund	$0 to $300 million Over $300 million	.55% .50%
JNL/Red Rocks Listed Private Equity Fund	$0 to $200 million Over $200 million	.85% .80%
JNL/T. Rowe Price Established Growth Fund	$0 to $150 million $150 to $500 million Over $500 million	.65% .60% .55%
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $150 million Over $150 million	.75% .70%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $250 million $250 million to $1.5 billion Over $1.5 billion	.45% .40% .375%
JNL/T. Rowe Price Value Fund	$0 to $150 million $150 to $500 million Over $500 million	.70% .65% .60%
JNL/WMC Balanced Fund	$0 to $50 million $50 million to $150 million $150 million to $300 million $300 million to $500 million Over $500 million	.55% .50% .475% .45% .425%
JNL/WMC Money Market Fund	$0 to $500 million Over $500 million	0.28% 0.25%
JNL/WMC Value Fund	$0 to $300 million $300 million to $500 million Over $500 million	.55% .50% .45%
JNL/S&P Managed Growth Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Managed Conservative Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Managed Moderate Growth Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Managed Moderate Fund	$0 to $500 million Over $500 million	.13% .08%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/S&P Managed Aggressive Growth Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Competitive Advantage Fund	$0 to $500 million Over $500 million	.40% .35%
JNL/S&P Dividend Income & Growth Fund	$0 to $500 million Over $500 million	.40% .35%
JNL/S&P Intrinsic Value Fund	$0 to $500 million Over $500 million	.40% .35%
JNL/S&P Total Yield Fund	$0 to $500 million Over $500 million	.40% .35%
JNL/S&P 4 Fund	All Assets	0%
JNL/UBS Large Cap Select Growth Fund	• $0 to $150 million • $150 million to $500 million • $500 million to $750 million Over $750 million	.70% .65% .60% .55%
JNL Disciplined Moderate Fund	$0 to $500 million Over $500 million	.13% .08%
JNL Disciplined Moderate Growth Fund	$0 to $500 million Over $500 million	.13% .08%
JNL Disciplined Growth Fund	$0 to $500 million Over $500 million	.13% .08%

Schedule C
Dated July 1, 2013

(List of Adviser’s Investment Advisory Agreements with Funds’ Subsidiaries)

Funds	Subsidiaries*

JNL/AQR Managed Futures Strategy Fund	JNL/AQR Managed Futures Strategy Fund, Ltd.
JNL/BlackRock Global Allocation Fund	JNL/BlackRock Global Allocation Fund Ltd.
JNL/BlackRock Commodity Securities Strategy Fund (formerly, JNL/BlackRock Commodity Securities Fund)	JNL/BlackRock Commodity Securities Strategy Fund Ltd.
JNL/Ivy Asset Strategy Fund	JNL/Ivy Asset Strategy Fund Ltd.
* The Adviser has entered into an Investment Advisory Agreement with each subsidiary ‑‑ which is wholly owned by the Fund listed opposite its name ‑‑ pursuant to which the subsidiary is obligated to pay an investment advisory fee to the Adviser based on the same formula as set forth in Schedule B for its parent Fund.

Amendment to
Amended and Restated Investment Advisory
and Management Agreement
Between JNL Series Trust and
Jackson National Asset Management, LLC

This Amendment is made by and between JNL Series Trust, a Massachusetts business trust (“Trust”) and Jackson National Asset Management, LLC, a Michigan limited liability company (“Adviser”).

Whereas, the Trust and the Adviser entered into an Amended and Restated Investment Advisory and Management Agreement effective as of the 1st day of July, 2013, as amended September 16, 2013 and April 28, 2014 (“Agreement”), whereby the Adviser agreed to perform certain investment advisory services, on behalf of several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 6. “Term of Agreement”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Delete Section 6. “Term of Agreement” in its entirety, and replace it with the following:

6.  Term of Agreement

This Agreement will become effective as to the Trust upon execution or, if later, the date that initial capital for the Trust is first provided to it and, unless sooner terminated as provided herein, will continue in full force and effect for two years from the date of its execution.  With regard to any Fund added to the Trust by execution of an Addendum to Schedule A, the term of this Agreement shall begin on the date of such execution.  Thereafter, if not terminated as to a Fund, this Agreement will continue as to each Fund from year to year through September 30th of each successive year, provided that such continuation is specifically approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Fund with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by a vote cast in person at a meeting called for the purpose of voting on such renewal.  Any approval of this Agreement or the renewal thereof with respect to a Fund by the vote of a majority of the outstanding voting securities of that Fund, or by the Trustees which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Fund notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Fund, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.  However, the addition or deletion of a Fund reflecting changes that have been formally approved by resolution by the Board of Trustees will not require approval of an amendment to this Agreement by the Board of Trustees.

In Witness Whereof, the Adviser and the Trust have caused this Amendment to be executed as of this 6th day of June 2014, effective June 4, 2014.

JNL Series Trust		Jackson National Asset Management, LLC

By:	/s/ Kristen K. Leeman	By:	/s/ Mark D. Nerud
Name: Kristen K. Leeman		Name: Mark D. Nerud
Title: Assistant Secretary		Title: President and CEO

Amendment to
Amended and Restated Investment Advisory
and Management Agreement
Between JNL Series Trust and
Jackson National Asset Management, LLC

This Amendment is made by and between JNL Series Trust, a Massachusetts business trust (the “Trust”) and Jackson National Asset Management, LLC, a Michigan limited liability company (the “Adviser”).

Whereas, the Trust and the Adviser (the “Parties”) entered into an Amended and Restated Investment Advisory and Management Agreement effective as of the 1st day of July, 2013, as amended (the “Agreement”), whereby the Adviser agreed to provide certain investment advisory services to several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the Board of Trustees of the Trust has approved fee reductions for the following funds, effective April 30, 2018 (the “Fee Reductions”):

1)  JNL/Causeway International Value Select Fund;
2)  JNL/Goldman Sachs Core Plus Bond Fund;
3)  JNL/Invesco Global Real Estate Fund;
4)  JNL/Invesco Small Cap Growth Fund;
5)  JNL/MFS Mid Cap Value Fund;
6)  JNL/Oppenheimer Emerging Markets Innovator Fund;
7)  JNL/S&P International 5 Fund; and
8)  JNL/S&P Mid 3 Fund.

Whereas, pursuant to approval of the Fee Reductions, as outlined above, the Parties have agreed to amend the Agreement, effective April 30, 2018, to update the advisory fees, for the above-referenced funds, in Schedule B.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 30, 2018, attached hereto.

2.
Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

3.	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Trust have caused this Amendment to be executed, effective April 30, 2018.

JNL Series Trust		Jackson National Asset Management, LLC

By:	/s/ Kristen K. Leeman	By:	/s/ Mark D. Nerud
Name:	Kristen K. Leeman	Name:	Mark D. Nerud
Title:	Assistant Secretary	Title:	President and CEO

Schedule B
Dated April 30, 2018
 (Compensation)

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/American Funds Balanced Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/American Funds Blue Chip Income and Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL/American Funds Global Bond Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL/American Funds Global Small Capitalization Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/American Funds Growth-Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL/American Funds International Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.750% .700% .690% .680%
JNL/American Funds New World Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.950% .900% .890% .880%
JNL Aggressive Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .08% .075% .070%
JNL Moderate Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL Institutional Alt 25 Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.150% .100% .095% .090%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL Institutional Alt 50 Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over 5 billion	.150% .100% .095% .090%
JNL Multi-Manager Alternative Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.200% 1.100% 1.090% 1.080%
JNL Multi-Manager Mid Cap Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .625% .600% .590% .580%
JNL Multi-Manager Small Cap Growth Fund	$0 to $100 million $100 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .550% .540% .530%
JNL Multi-Manager Small Cap Value Fund	$0 to $200 million $200 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.750% .670% .650% .640% .630%
JNL/AB Dynamic Asset Allocation Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .625% .600% .590% .580%
JNL/American Funds Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/American Funds Moderate Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/AQR Large Cap Relaxed Constraint Equity Fund	$0 to $300 million $300 million to $3 billion $3 billion to $5 billion Over $5 billion	.700% .650% .640% .630%
JNL/AQR Managed Futures Strategy Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.850% .800% .750% .740% .730%
JNL/BlackRock Global Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/BlackRock Global Natural Resources Fund	$0 to $300 million $300 million to $ 1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .500% .490% .480% .470%
JNL/BlackRock Large Cap Select Growth Fund	$0 to $150 million $150 million to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .500% .450% .440% .430%
JNL/Boston Partners Global Long Short Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.100% 1.050% 1.040% 1.030%
JNL/Brookfield Global Infrastructure and MLP Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.700% .650% .640% .630%
JNL/Causeway International Value Select Fund	$0 to $500 million $500 million to $2 billion $2 billion to $5 billion Over $5 billion	.550% .500% .470% .460%
JNL/ClearBridge Large Cap Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%
JNL/Crescent High Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/DFA Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/DFA Moderate Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/DFA U.S. Core Equity Fund	$0 to $3 billion $3 billion to $5 billion Over $5 billion	.400% .390% .380%
JNL/DoubleLine® Core Fixed Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.390% .360% .350% .340%
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over 5 billion	.625% .600% .550% .540% .530%
JNL/FPA + DoubleLine® Flexible Allocation Fund	$0 to $1 billion $1 billion to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.675% .650% .600% .590% .580%
JNL/Franklin Templeton Founding Strategy Fund	All Assets	0%
JNL/Franklin Templeton Global Fund	$0 to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.650% .550% .500% .490% .480%
JNL/Franklin Templeton Global Multisector Bond Fund	$0 to $1 billion $1 billion to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .500% .475% .465% .455%
JNL/Franklin Templeton Income Fund	$0 to $100 million $100 million to $200 million $200 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.700% .650% .550% .500% .490% .480%
JNL/Franklin Templeton International Small Cap Growth Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.800% .750% .700% .690% .680%
JNL/Franklin Templeton Mutual Shares Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.620% .570% .560% .550% .540%
JNL/Goldman Sachs Core Plus Bond Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .350% .340% .330%
JNL/Goldman Sachs Emerging Markets Debt Fund	$0 to $200 million $200 million to $400 million $400 million to $3 billion $3 billion to $5 billion Over $5 billion	.625% .600% .575% .565% .555%
JNL/GQG Emerging Markets Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.900% .875% .850% .840%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Harris Oakmark Global Equity Fund	$0 to $250 million $250 million to $3 billion $3 billion to $5 billion Over $5 billion	.750% .700% .665% .655%
JNL/Invesco China-India Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.750% .725% .715% .705%
JNL/Invesco Diversified Dividend Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/Invesco Global Real Estate Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .570% .560% .550%
JNL/Invesco International Growth Fund	$0 to $500 million $500 million to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .480% .470% .460%
JNL/Invesco Mid Cap Value Fund	$0 to $250 million $250 million to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL/Invesco Small Cap Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.675% .630% .620% .610%
JNL/JPMorgan MidCap Growth Fund	$0 to $250 million $250 million to $750 million $750 million to $1.5 billion $1.5 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .500% .450% .440% .430%
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $150 million $150 million to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .300% .250% .240% .230%
JNL/Lazard Emerging Markets Fund	$0 to $250 million $250 million to $3 billion $3 billion to $5 billion Over $5 billion	.800% .750% .740% .730%
JNL/Mellon Capital 10 x 10 Fund	All assets	0%
JNL/Mellon Capital Bond Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.200% .150% .140% .130% .120%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Mellon Capital Consumer Staples Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Capital Emerging Markets Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .200% .190% .180%
JNL/Mellon Capital European 30 Fund	$0 to $50 million $50 million to $100 million $100 million to $3 billion $3 billion to $5 billion Over $5 billion	.270% .210% .180% .170% .160%
JNL/Mellon Capital Index 5 Fund	All assets	0%
JNL/Mellon Capital Industrials Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Capital International Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.200% .150% .140% .130% .120%
JNL/Mellon Capital Materials Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.250% .200% .190% .180%
JNL/Mellon Capital Pacific Rim 30 Fund	$0 to $50 million $50 million to $100 million $100 million to $3 billion $3 billion to $5 billion Over $5 billion	.270% .210% .180% .170% .160%
JNL/Mellon Capital Real Estate Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Mellon Capital S&P 400 MidCap Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.190% .140% .130% .120% .110%
JNL/Mellon Capital S&P 500 Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.170% .130% .120% .110% .100%
JNL S&P 500 Index Fund	$0-$1 billion $1 billion to $3 billion $3 to $5 billion Over $5 billion	0.20% 0.175% 0.165% 0.155%
JNL/Mellon Capital S&P 1500 Growth Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Mellon Capital S&P 1500 Value Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Mellon Capital Small Cap Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.190% .140% .130% .120% .110%
JNL/Mellon Capital Utilities Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/MFS Mid Cap Value Fund	$0 to $100 million $100 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530% .520%
JNL/MMRS Conservative Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .245% .240%
JNL/MMRS Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .245% .240%
JNL/MMRS Moderate Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .245% .240%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Neuberger Berman Strategic Income Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .400% .390% .380%
JNL/Oppenheimer Emerging Markets Innovator Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.00% .950% .900% .890% .880%
JNL/Oppenheimer Global Growth Fund	$0 to $3 billion $3 billion to $5 billion Over $5 billion	.500% .490% .480%
JNL/PIMCO Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%
JNL/PIMCO Real Return Fund	$0 to $1 billion $1 billion to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.390% .375% .365% .355% .345%
JNL/PPM America Floating Rate Income Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .425% .415% .405%
JNL/PPM America High Yield Bond Fund	$0 to $150 million $150 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .325% .315% .305%
JNL/PPM America Mid Cap Value Fund	$0 to $150 million $150 million to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .550% .500% .475% .465% .455%
JNL/PPM America Small Cap Value Fund	$0 to $150 million $150 million to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .550% .500% .475% .465% .455%
JNL/PPM America Total Return Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .340% .330%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/PPM America Value Equity Fund	$0 to $300 million $300 million to $ 1 billion $1 billion to $3 billion $3 billion to $5 billion Over 5 billion	.450% .400% .390% .380% .370%
JNL/Scout Unconstrained Bond Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/T. Rowe Price Established Growth Fund	$0 to $150 million $150 million to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .450% .440% .430% .420%
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $150 million $150 million to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $250 million $250 million to $1.5 billion $1.5 billion to $3 billion $3 billion to $5 billion Over $5 billion	.350% .300% .275% .265% .255%
JNL/T. Rowe Price Value Fund	$0 to $150 million $150 million to $3 billion $3 billion to $5 billion Over $5 billion	.590% .490% .480% .470%
JNL/Westchester Capital Event Driven Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.050% .900% .890% .880%
JNL/WMC Balanced Fund	$0 to $50 million $50 million to $150 million $150 million to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .375% .350% .325% .315% .305%
JNL/WMC Government Money Market Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .150% .140% .130%
JNL/WMC Value Fund	$0 to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .350% .340% .330%
JNL/S&P 4 Fund	All Assets	0%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/S&P Competitive Advantage Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/S&P Dividend Income & Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/S&P International 5 Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.320% .280% .270% .260%
JNL/S&P Intrinsic Value Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/S&P Managed Aggressive Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/S&P Managed Conservative Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/S&P Managed Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/S&P Managed Moderate Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/S&P Managed Moderate Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/S&P Mid 3 Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.320% .280% .270% .260%
JNL/S&P Total Yield Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/Vanguard Capital Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Vanguard Equity Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/Vanguard Global Bond Market Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard International Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.675% .650% .640% .630%
JNL/Vanguard International Stock Market Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard Moderate Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard Moderate Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard Small Company Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.625% .600% .590% .580%
JNL/Vanguard U.S. Stock Market Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%

Amendment to
Amended and Restated Investment Advisory
and Management Agreement
Between JNL Series Trust and
Jackson National Asset Management, LLC

This Amendment is made by and between JNL Series Trust, a Massachusetts business trust (the “Trust”) and Jackson National Asset Management, LLC, a Michigan limited liability company (the “Adviser”).

Whereas, the Trust and the Adviser (the “Parties”) entered into an Amended and Restated Investment Advisory and Management Agreement effective as of the 1st day of July, 2013, as amended (the “Agreement”), whereby the Adviser agreed to provide certain investment advisory services to several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved new funds, fund mergers, fund name changes and fee changes for certain funds, as outlined below, effective August 13, 2018 (collectively, the “Fund Changes”):

New Funds

1)	JNL Multi-Manager International Small Cap Fund;
2)	JNL/American Funds Capital Income Builder Fund;
3)	JNL/Heitman U.S. Focused Real Estate Fund;
4)	JNL/JPMorgan Hedged Equity Fund;
5)	JNL/Loomis Sayles Global Growth Fund; and
6)	JNL/Morningstar Wide Moat Index Fund.

Fund Mergers

1)	JNL/Invesco Mid Cap Value Fund to merge into the JNL/MFS Mid Cap Value Fund;
2)	JNL/MMRS Conservative Fund to merge into the JNL/MMRS Moderate Fund; and
3)	JNL/MMRS Growth Fund to merge into the JNL/MMRS Moderate Fund.

Fund Name Changes

1)	JNL/MMRS Moderate Fund change to JNL/T. Rowe Price Managed Volatility Balanced Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
2)	JNL/Brookfield Global Infrastructure and MLP Fund change to JNL/First State Global Infrastructure Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
3)	JNL/Franklin Templeton International Small Cap Growth Fund change to JNL/Franklin Templeton International Small Cap Fund;
4)	JNL/Vanguard Moderate Allocation Fund change to JNL/Vanguard Moderate ETF Allocation Fund;
5)	JNL/Vanguard Moderate Growth Allocation Fund change to JNL/Vanguard Moderate Growth ETF Allocation Fund; and
6)	JNL/Vanguard Growth Allocation Fund change to JNL/Vanguard Growth ETF Allocation Fund.

Fee Changes

1)  JNL/First State Global Infrastructure Fund; and
2)  JNL/T. Rowe Price Managed Volatility Balanced Fund.

Whereas, pursuant to approval of the Fund Changes, as outlined above, the Parties have agreed to amend the Agreement, effective August 13, 2018, to update the list of funds to add the new funds, to remove the merged funds, and to update the fund names in Schedule A and Schedule B; and to update the advisory fees in Schedule B.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated August 13, 2018, attached hereto.

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated August 13, 2018, attached hereto.

3.
Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4.	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Trust have caused this Amendment to be executed, effective August 13, 2018.

JNL Series Trust		Jackson National Asset Management, LLC

By:	/s/ Kristen K. Leeman	By:	/s/ Mark D. Nerud
Name:	Kristen K. Leeman	Name:	Mark D. Nerud
Title:	Assistant Secretary	Title:	President and CEO

Schedule A
Dated August 13, 2018
(List of Funds)

Funds

JNL/American Funds Balanced Fund
JNL/American Funds Capital Income Builder Fund
JNL/American Funds Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL Aggressive Growth Allocation Fund
JNL Growth Allocation Fund
JNL Moderate Growth Allocation Fund
JNL Institutional Alt 25 Fund
JNL Institutional Alt 50 Fund
JNL Multi-Manager Alternative Fund
JNL Multi-Manager International Small Cap Fund
JNL Multi-Manager Mid Cap Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund
JNL/AB Dynamic Asset Allocation Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds Moderate Growth Allocation Fund
JNL/AQR Large Cap Relaxed Constraint Equity Fund
JNL/AQR Managed Futures Strategy Fund
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Global Natural Resources Fund
JNL/BlackRock Large Cap Select Growth Fund
JNL/Boston Partners Global Long Short Equity Fund

Funds

JNL/Causeway International Value Select Fund
JNL/ClearBridge Large Cap Growth Fund
JNL/Crescent High Income Fund
JNL/DFA Growth Allocation Fund
JNL/DFA Moderate Growth Allocation Fund
JNL/DFA U.S. Core Equity Fund
JNL/DoubleLine® Core Fixed Income Fund
JNL/DoubleLine® Emerging Markets Fixed Income Fund
JNL/DoubleLine® Shiller Enhanced CAPE® Fund
JNL/First State Global Infrastructure Fund
JNL/FPA + DoubleLine® Flexible Allocation Fund
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Fund
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/GQG Emerging Markets Equity Fund
JNL/Harris Oakmark Global Equity Fund
JNL/Heitman U.S. Focused Real Estate Fund
JNL/Invesco China-India Fund
JNL/Invesco Diversified Dividend Fund;
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Small Cap Growth Fund
JNL/JPMorgan Hedged Equity Fund
JNL/JPMorgan MidCap Growth Fund

Funds

JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund
JNL/Loomis Sayles Global Growth Fund
JNL/Mellon Capital 10 x 10 Fund
JNL/Mellon Capital Bond Index Fund
JNL/Mellon Capital Consumer Staples Sector Fund
JNL/Mellon Capital Emerging Markets Index Fund
JNL/Mellon Capital European 30 Fund
JNL/Mellon Capital Index 5 Fund
JNL/Mellon Capital Industrials Sector Fund
JNL/Mellon Capital International Index Fund
JNL/Mellon Capital Materials Sector Fund
JNL/Mellon Capital MSCI KLD 400 Social Index Fund
JNL/Mellon Capital Pacific Rim 30 Fund
JNL/Mellon Capital Real Estate Sector Fund
JNL/Mellon Capital S&P 400 MidCap Index Fund
JNL/Mellon Capital S&P 500 Index Fund
JNL S&P 500 Index Fund
JNL/Mellon Capital S&P 1500 Growth Index Fund
JNL/Mellon Capital S&P 1500 Value Index Fund
JNL/Mellon Capital Small Cap Index Fund
JNL/Mellon Capital Utilities Sector Fund
JNL/Morningstar Wide Moat Index Fund
JNL/MFS Mid Cap Value Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/Oppenheimer Emerging Markets Innovator Fund
JNL/Oppenheimer Global Growth Fund
JNL/PIMCO Income Fund
JNL/PIMCO Real Return Fund

Funds

JNL/PPM America Floating Rate Income Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Total Return Fund
JNL/PPM America Value Equity Fund
JNL/Scout Unconstrained Bond Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Managed Volatility Balanced Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price Value Fund
JNL/Westchester Capital Event Driven Fund
JNL/WMC Balanced Fund
JNL/WMC Government Money Market Fund
JNL/WMC Value Fund
JNL/S&P 4 Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P International 5 Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Mid 3 Fund
JNL/S&P Total Yield Fund
JNL/Vanguard Capital Growth Fund

Funds

JNL/Vanguard Equity Income Fund
JNL/Vanguard Global Bond Market Index Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard International Fund
JNL/Vanguard International Stock Market Index Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL/Vanguard Small Company Growth Fund
JNL/Vanguard U.S. Stock Market Index Fund

Schedule B
Dated August 13, 2018
 (Compensation)

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/American Funds Balanced Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/American Funds Capital Income Builder Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/American Funds Blue Chip Income and Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL/American Funds Global Bond Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL/American Funds Global Small Capitalization Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/American Funds Growth-Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL/American Funds International Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.750% .700% .690% .680%
JNL/American Funds New World Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.950% .900% .890% .880%
JNL Aggressive Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .08% .075% .070%
JNL Moderate Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL Institutional Alt 25 Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.150% .100% .095% .090%
JNL Institutional Alt 50 Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over 5 billion	.150% .100% .095% .090%
JNL Multi-Manager Alternative Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.200% 1.100% 1.090% 1.080%
JNL Multi-Manager International Small Cap Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.750% .725% .715% .705%
JNL Multi-Manager Mid Cap Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .625% .600% .590% .580%
JNL Multi-Manager Small Cap Growth Fund	$0 to $100 million $100 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .550% .540% .530%
JNL Multi-Manager Small Cap Value Fund	$0 to $200 million $200 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.750% .670% .650% .640% .630%
JNL/AB Dynamic Asset Allocation Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .625% .600% .590% .580%
JNL/American Funds Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/American Funds Moderate Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/AQR Large Cap Relaxed Constraint Equity Fund	$0 to $300 million $300 million to $3 billion $3 billion to $5 billion Over $5 billion	.700% .650% .640% .630%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/AQR Managed Futures Strategy Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.850% .800% .750% .740% .730%
JNL/BlackRock Global Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/BlackRock Global Natural Resources Fund	$0 to $300 million $300 million to $ 1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .500% .490% .480% .470%
JNL/BlackRock Large Cap Select Growth Fund	$0 to $150 million $150 million to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .500% .450% .440% .430%
JNL/Boston Partners Global Long Short Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.100% 1.050% 1.040% 1.030%
JNL/Causeway International Value Select Fund	$0 to $500 million $500 million to $2 billion $2 billion to $5 billion Over $5 billion	.550% .500% .470% .460%
JNL/ClearBridge Large Cap Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%
JNL/Crescent High Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/DFA Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/DFA Moderate Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/DFA U.S. Core Equity Fund	$0 to $3 billion $3 billion to $5 billion Over $5 billion	.400% .390% .380%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/DoubleLine® Core Fixed Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.390% .360% .350% .340%
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over 5 billion	.625% .600% .550% .540% .530%
JNL/First State Global Infrastructure Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over 5 billion	.700% .690% .630% .620% .610%
JNL/FPA + DoubleLine® Flexible Allocation Fund	$0 to $1 billion $1 billion to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.675% .650% .600% .590% .580%
JNL/Franklin Templeton Founding Strategy Fund	All Assets	0%
JNL/Franklin Templeton Global Fund	$0 to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.650% .550% .500% .490% .480%
JNL/Franklin Templeton Global Multisector Bond Fund	$0 to $1 billion $1 billion to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .500% .475% .465% .455%
JNL/Franklin Templeton Income Fund	$0 to $100 million $100 million to $200 million $200 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.700% .650% .550% .500% .490% .480%
JNL/Franklin Templeton International Small Cap Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.800% .750% .700% .690% .680%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Franklin Templeton Mutual Shares Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.620% .570% .560% .550% .540%
JNL/Goldman Sachs Core Plus Bond Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .350% .340% .330%
JNL/Goldman Sachs Emerging Markets Debt Fund	$0 to $200 million $200 million to $400 million $400 million to $3 billion $3 billion to $5 billion Over $5 billion	.625% .600% .575% .565% .555%
JNL/GQG Emerging Markets Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.900% .875% .850% .840%
JNL/Harris Oakmark Global Equity Fund	$0 to $250 million $250 million to $3 billion $3 billion to $5 billion Over $5 billion	.750% .700% .665% .655%
JNL/Heitman U.S. Focused Real Estate Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/Invesco China-India Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.750% .725% .715% .705%
JNL/Invesco Diversified Dividend Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/Invesco Global Real Estate Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .570% .560% .550%
JNL/Invesco International Growth Fund	$0 to $500 million $500 million to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .480% .470% .460%
JNL/Invesco Small Cap Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.675% .630% .620% .610%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/JPMorgan Hedged Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%
JNL/JPMorgan MidCap Growth Fund	$0 to $250 million $250 million to $750 million $750 million to $1.5 billion $1.5 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .500% .450% .440% .430%
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $150 million $150 million to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .300% .250% .240% .230%
JNL/Lazard Emerging Markets Fund	$0 to $250 million $250 million to $3 billion $3 billion to $5 billion Over $5 billion	.800% .750% .740% .730%
JNL/Loomis Sayles Global Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/Mellon Capital 10 x 10 Fund	All assets	0%
JNL/Mellon Capital Bond Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.200% .150% .140% .130% .120%
JNL/Mellon Capital Consumer Staples Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Capital Emerging Markets Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .200% .190% .180%
JNL/Mellon Capital European 30 Fund	$0 to $50 million $50 million to $100 million $100 million to $3 billion $3 billion to $5 billion Over $5 billion	.270% .210% .180% .170% .160%
JNL/Mellon Capital Index 5 Fund	All assets	0%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Mellon Capital Industrials Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Capital International Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.200% .150% .140% .130% .120%
JNL/Mellon Capital Materials Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.250% .200% .190% .180%
JNL/Mellon Capital Pacific Rim 30 Fund	$0 to $50 million $50 million to $100 million $100 million to $3 billion $3 billion to $5 billion Over $5 billion	.270% .210% .180% .170% .160%
JNL/Mellon Capital Real Estate Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Capital S&P 400 MidCap Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.190% .140% .130% .120% .110%
JNL/Mellon Capital S&P 500 Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.170% .130% .120% .110% .100%
JNL S&P 500 Index Fund	$0-$1 billion $1 billion to $3 billion $3 to $5 billion Over $5 billion	0.20% 0.175% 0.165% 0.155%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Mellon Capital S&P 1500 Growth Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Mellon Capital S&P 1500 Value Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Mellon Capital Small Cap Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.190% .140% .130% .120% .110%
JNL/Mellon Capital Utilities Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Morningstar Wide Moat Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/MFS Mid Cap Value Fund	$0 to $100 million $100 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530% .520%
JNL/Neuberger Berman Strategic Income Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .400% .390% .380%
JNL/Oppenheimer Emerging Markets Innovator Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.00% .950% .900% .890% .880%
JNL/Oppenheimer Global Growth Fund	$0 to $3 billion $3 billion to $5 billion Over $5 billion	.500% .490% .480%
JNL/PIMCO Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/PIMCO Real Return Fund	$0 to $1 billion $1 billion to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.390% .375% .365% .355% .345%
JNL/PPM America Floating Rate Income Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .425% .415% .405%
JNL/PPM America High Yield Bond Fund	$0 to $150 million $150 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .325% .315% .305%
JNL/PPM America Mid Cap Value Fund	$0 to $150 million $150 million to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .550% .500% .475% .465% .455%
JNL/PPM America Small Cap Value Fund	$0 to $150 million $150 million to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .550% .500% .475% .465% .455%
JNL/PPM America Total Return Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .340% .330%
JNL/PPM America Value Equity Fund	$0 to $300 million $300 million to $ 1 billion $1 billion to $3 billion $3 billion to $5 billion Over 5 billion	.450% .400% .390% .380% .370%
JNL/Scout Unconstrained Bond Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/T. Rowe Price Established Growth Fund	$0 to $150 million $150 million to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .450% .440% .430% .420%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/T. Rowe Price Managed Volatility Balanced Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $150 million $150 million to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $250 million $250 million to $1.5 billion $1.5 billion to $3 billion $3 billion to $5 billion Over $5 billion	.350% .300% .275% .265% .255%
JNL/T. Rowe Price Value Fund	$0 to $150 million $150 million to $3 billion $3 billion to $5 billion Over $5 billion	.590% .490% .480% .470%
JNL/Westchester Capital Event Driven Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.050% .900% .890% .880%
JNL/WMC Balanced Fund	$0 to $50 million $50 million to $150 million $150 million to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .375% .350% .325% .315% .305%
JNL/WMC Government Money Market Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .150% .140% .130%
JNL/WMC Value Fund	$0 to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .350% .340% .330%
JNL/S&P 4 Fund	All Assets	0%
JNL/S&P Competitive Advantage Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/S&P Dividend Income & Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/S&P International 5 Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.320% .280% .270% .260%
JNL/S&P Intrinsic Value Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/S&P Managed Aggressive Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/S&P Managed Conservative Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/S&P Managed Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/S&P Managed Moderate Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/S&P Managed Moderate Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/S&P Mid 3 Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.320% .280% .270% .260%
JNL/S&P Total Yield Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/Vanguard Capital Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/Vanguard Equity Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/Vanguard Global Bond Market Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Vanguard Growth ETF Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard International Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.675% .650% .640% .630%
JNL/Vanguard International Stock Market Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard Moderate ETF Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard Moderate Growth ETF Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard Small Company Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.625% .600% .590% .580%
JNL/Vanguard U.S. Stock Market Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%

APPENDIX C

Amended and Restated
Investment Sub-Advisory Agreement

This Agreement is effective as of the 31st day of January 2001, and Amended and Restated effective as of the 1st day of December, 2012, by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (“Sub-Adviser”).

Whereas, Adviser is the investment manager for the JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

Whereas, Adviser desires to retain Sub-Adviser as Adviser’s agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (each a “Fund” and collectively the “Funds”).

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.
Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

2.	Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

a)
the Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

b)	the Trust’s By-Laws and amendments thereto;

c)	resolutions of the Trust’s Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) and all amendments thereto;

e)
the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

f)	the Trust’s most recent prospectus and Statement of Additional Information for the Funds (collectively called the “Prospectus”).

Adviser will promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3.
Management. Subject always to the supervision of the Trust’s Board of Trustees and the Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities, and other property (including, without limitation, exchange traded funds, financial futures, options of any type, commodities and commodity related notes and derivatives, swaps and forwards and other derivative instruments), all on behalf of the Funds as the Sub-Adviser shall determine in accordance with each Fund’s investment restrictions, objectives and policies set forth in the applicable Prospectus delivered by the Adviser to the Sub-Adviser. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth below), and will monitor the Funds’ investments, and will comply with the provisions of Trust’s Declaration of Trust and By-

Laws, as amended from time to time, the Trust’s Registration Statement, as amended and filed with the SEC, and the stated investment objectives, policies and restrictions of the Funds. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review the investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report from time to time as reasonably requested to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Funds based on the Subadviser’s internal books and records.

In furtherance of this duty, the Sub-Adviser, on behalf of the Fund, is authorized, in its discretion and without prior consultation with the Fund or the Adviser, to:

a)	buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and

b)
directly or through the trading desk of T. Rowe Price Associates, Inc., and T. Rowe Price International, Inc. place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program.

Additionally, Sub-Adviser is authorized on behalf of the Funds to: (a) enter into, terminate or settle agreements and transactions and execute any documents (e.g., any derivatives documentation for exchange traded and over-the-counter derivatives, as applicable) in connection with its services provided hereunder which shall include any market and/or industry standard documentation and the standard representations contained therein, including, without limitation, the pre-printed form 1992 and/or 2002 ISDA Master Agreement (the “ISDA Form”) and the related Schedules, Credit Support Annexes and Confirmations (collectively, the “ISDA Master Agreement”) and the Master Securities Forward Transaction Agreement (the “MSFTA”) and the related Schedules, Annexes and Confirmations (collectively, the “MSFTA Master Agreement”) and (b) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures. The Sub-Adviser is authorized to act as agent for each Fund to negotiate, execute and deliver futures give-up agreements with brokers or dealers. In performing these services, Sub-Adviser shall be entitled to rely upon the Fund’s quarterly certification which Adviser will provide to the Sub-Adviser on or before June 13, 2012 and promptly after each calendar quarter, a form of which is attached hereto as Schedule C. The Sub-Adviser is authorized to act as agent for the Funds pursuant to any collateral control agreement the Adviser has established on behalf of the Funds in connection with an ISDA Master Agreement or MSFTA Master Agreement. The Adviser acknowledges and understands that the Funds will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes. The Sub-Adviser is not required to execute foreign currency trades through the Custodian but may, in its sole discretion and in accordance with its fiduciary duty, select the custodian or counterparties for the execution of foreign currency transactions.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

b)
will conform with all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)
will, in placing orders with broker/dealers for the purchase or sale of portfolio securities, attempt to obtain quality execution at favorable security prices; provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker/dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), a higher commission than that which might have been charged by another broker/dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker/dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and rules and regulations thereunder;

d)
may, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, to the extent permitted by applicable laws and regulations may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its fiduciary obligations to the Fund and to its other clients;

e)
will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as mutually agreed upon by both parties;

f)
will prepare and maintain such books and records with respect to the Funds’ securities transactions and will furnish Adviser and Trust’s Board of Trustees such periodic and special reports as mutually agreed upon by both parties;

g)
will treat confidentially and as proprietary information of Trust all such records and other information relative to Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust;

h)	will receive the research and recommendations of Adviser with respect to the investment and reinvestment of the assets of the Funds; and

i)	will, provided custodian promptly forwards proxies to Sub-Adviser, vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder.

The Adviser and the Sub-Adviser each further agree that:

a)
Sub-Adviser and Adviser shall comply with all requirements of the applicable Commodity Exchange Act, as amended (“CEA”) and then-current CFTC regulations that apply to Sub-Adviser with regard to the Funds; and

b)	Sub-Adviser and Adviser shall cooperate by assisting in fulfilling any disclosure or reporting requirements applicable to the Fund under the CEA and/or then-current CFTC regulations.

4.
Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Funds.

5.
Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6.
Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly, in accordance with Schedule B hereto. From time to time, the Sub-Adviser may agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

7.
Services to Others.  Adviser understands, and has advised the Trust’s Board of Trustees, that Sub-Adviser now acts, or may, in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies. Adviser has no objection to Sub-Adviser acting in such capacitates, provided that whenever the Funds and one or more other investment advisory clients of Sub-Adviser has available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Adviser recognizes, and has advised Trust’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the participating Fund(s) may obtain in a particular security. In addition, Adviser understands, and has advised Trust’s Board of Trustees, that the persons employed by Sub-Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

8.
Limitation of Liability. Neither Sub-Adviser or any of its officers, directors, or employees shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Sub-Adviser’s duties under this Agreement, including any error of judgment or mistake of law or for any loss suffered by the Trust or Fund, any error of fact or mistake of law contained in any report or data provided by the Sub-Adviser; acting on any instructions from the Adviser or reliance on any research or other materials provided by the Adviser, except for a loss resulting from Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

9.
Indemnification. Adviser and the Sub-Adviser each agree to indemnify the other against any loss or liability to such other party arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.

10.	Duration and Termination. This Agreement will become effective upon execution and, unless sooner terminated as provided herein, will continue in effect for two years from such date.

Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or by Adviser or on ninety days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms in the 1940 Act.)

11.	Acknowledgements of Adviser.

a)
If, in the future, the Sub-Adviser is registered as a Commodity Trading Advisor under the CEA, the Adviser consents to the Sub-Adviser’s compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under CFTC Rule 4.7 with respect to a Fund’s trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Rule 4.7(d). The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Rule 4.7, including, upon request, confirming whether a Fund is a “qualified eligible person” as defined in Rule 4.7.

b)
If the Adviser is excluded from the definition of a commodity pool operator under CFTC Rule 4.5 with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5). If the Adviser intends to register as a Commodity Trading Advisor or Commodity Pool Operator, Adviser will provide Sub-Adviser with reasonable, advance, written notice.

12.
Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13.
Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

14.
Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The name “JNL Series Trust” and “Trustees of JNL Series Trust” refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the “JNL Series Trust” entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of Trust personally, but bind only the assets of Trust, and persons dealing with the Fund must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against Trust.

15.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

The remainder of this page has been left blank intentionally.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this ________ day of December, 2012, effective December 1, 2012.

Jackson National Asset Management, LLC

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and CEO

T. Rowe Price Associates, Inc.

By:	/s/ Fran Pollack-Matz
Name:	Fran Pollack-Matz
Title:	Vice President

Schedule A
Dated December 1, 2012

Funds
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/T. Rowe Price Short-Term Bond Fund

Schedule B
Dated December 1, 2012
(Compensation)

JNL/T. Rowe Price Established Growth Fund(1)
Assets up to $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $250 million	0.40%
$250 to $500 million	0.375%
$500 million to $1 billion	0.35%
When assets exceed $1 billion:
Average Daily Net Assets	Annual Rate
On the first $1 billion	0.35%
Amounts over $1 billion	0.325%

(1) For the JNL/T. Rowe Price Established Growth Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1 billion. The credit will apply at asset levels between approximately $946 million and $1 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $946 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.35% fee schedule by the difference between the current portfolio size for billing purposes and the $946 million threshold, divided by the difference between $1 billion and the $946 million threshold. The credit would approach $187,500 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $946 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $946,428,571	x $187,500
$53,571,428

JNL/T. Rowe Price Value Fund(2)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.45%
When assets exceed $100 million, but are less than $200 million
Average Daily Net Assets	Annual Rate
All Assets	0.40%
When assets exceed $200 million, but are less than $500 million
Average Daily Net Assets	Annual Rate
All Assets	0.35%
When assets exceed $500 million, but are less than $1 billion
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.325%
$500 million to $1 billion	0.30%
When assets exceed $1 billion
Average Daily Net Assets	Annual Rate
All Assets	0.30%

(2) For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets reach $1 billion. The credit will apply at asset levels between approximately $958.3 million and $1 billion.

To accommodate circumstances where the Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $958.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.30% fee schedule by the difference between the current portfolio size for billing purposes and the $958.3 million threshold, divided by the difference between $1 billion and the $958.3 million threshold. The credit would approach $125,000 annually when the Fund’s assets were close to $1 billion and fall to zero at approximately $958.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $958,333,333	x $125,000
$41,666,667

JNL/T. Rowe Price Mid-Cap Growth Fund(3)

Average Daily Net Assets	Annual Rate
$0 to $20 million	0.60%
$20 to $50 million	0.50%
$50 to $200 million	0.50%
Amounts over $200 Million	0.50%(4)

(3) Fees will be paid based on assets invested in the actively managed portion of the Fund managed by T. Rowe Price, not including assets from the mid-cap growth index strategy portion of the Fund managed by Mellon Capital Management Corporation.

(4) When net assets exceed $200 million, the annual rate asterisked is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.

JNL/T. Rowe Price Short-Term Bond Fund
Less than $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.30%
Amounts over $50 million	0.25%
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $100 million	0.20%(5)
$100 to $250 million	0.175%
$250 to $500 million	0.125%
Amounts over $500 Million	0.10%
When assets exceed $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.10%(6)

(5) For net assets less than $100 million, the Sub-Adviser fees will be .30% on net assets up to $50 million and 0.25% on net assets greater than $50 million. The Sub-Adviser fee will reset to .20% on net assets from $0 to $100 million, once assets reach $100 million. The Sub-Adviser will provide the Adviser a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the fee schedule that takes effect once assets exceed $100 million. The credit will apply at an asset range between $70 million and $100 million.

(6) For net assets greater or equal to $1.5 billion, the Sub-Adviser fees will be .10% on all net assets. The Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1.5 billion. The credit will apply at asset levels between $1.225 billion and $1.5 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1.5 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1.5 billion, when the flat fee would be triggered, or (b) fall below a threshold of $1.225 billion, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.10% fee schedule by the difference between the current portfolio size for billing purposes and the $1.225 billon threshold, divided by the difference between $1.5 billion and the $1.225 billion threshold. The credit would approach $275,000 annually when a Fund’s assets were close to $1.5 billion and fall to zero at $1.225 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $1.225 billion	x $275,000
$275 million

Schedule C
Dated June 13, 2012

Quarterly Certificate Of Jackson National Asset Management, LLC

The undersigned, Jackson National Asset Management (the “Adviser”), in its role as the investment adviser for the JNL Series Trust (the “Trust”), is providing this certification to T. Rowe Price Associates, Inc. (the “Sub-Adviser”), acting as a sub-adviser to certain investment portfolios of the Trust (each, a “Fund” and collectively, the “Funds”) pursuant to the Investment Sub-Advisory Agreement dated January 31, 2001 between the Adviser, the Sub-Adviser and the Trust, as amended from time to time (the “Sub-Advisory Agreement”) and acknowledges that the Sub-Adviser is entitled to rely upon it. Any capitalized term not defined herein or in the Sub-Advisory Agreement shall have the meaning ascribed to it in the ISDA Master Agreement and/or the MSFTA Master Agreement, as applicable.

The Adviser certifies and confirms that each of the representations and warranties set forth below is true and correct as of the date noted below.

1.
No action has been taken by the SEC or state securities regulators to suspend or revoke any Fund’s registration or which could result in the issuance of a stop order with respect to the applicable Registration Statement, and, no investigation or proceeding has been commenced by any regulatory authority that is reasonably likely to materially adversely affect such Fund’s ability to perform its obligations under the ISDA Master Agreement, MSFTA Master Agreement or any Transaction under such agreements.

2.
No actions have been taken or proposed by anyone (including any Fund’s shareholders) to submit to a Fund’s shareholders any change to (i) such Fund’s classification under Section 5 of the 1940 Act, (ii) such Fund’s Investment Guidelines or governing documents regarding the use of derivatives or (iii) any matter requiring the vote of such Fund’s shareholders under Section 13 of the 1940 Act, in each case, which could reasonably be expected to materially adversely affect any ISDA Master Agreement, MSFTA Master Agreement or any Transaction under such agreements.

Certification as of June 13, 2012

Jackson National Asset Management, LLC

By:	/s/ Mark D. Nerud
Name: Mark D. Nerud
Title: President and CEO

Amendment
to Amended and Restated
Investment Sub-Advisory Agreement
Between Jackson National Asset Management, LLC
and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of January 31, 2001, and Amended and Restated effective as of the 1st day of December, 2012 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust.

Whereas, the parties have agreed to amend the following sections of the Agreement:

Section 2. “Delivery of Documents”;
Section 3. “Management”;
Section 10. “Duration and Termination”;
Section 14. “Miscellaneous”; and

the parties have also agreed to add the following new section to the Agreement:

Section 16. Confidential Treatment”.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Delete the last paragraph of Section 2. “Delivery of Documents”, in its entirety, and replace it with the following:

The Adviser agrees, on an ongoing basis, to notify the Sub-adviser in writing of each change in the fundamental and non-fundamental investment policies and restrictions of the Funds before they become effective and to provide to the Sub-adviser as promptly as practicable copies of all amendments and supplements to the Registration Statement before filing with the Securities and Exchange Commission (“SEC”) and amendments to the documents outlined in this paragraph.

Add the following new paragraph as the second paragraph of Section 3. “Management”:

The Adviser acknowledges that the Sub-Adviser is not the compliance agent for the Funds or for the Adviser, and does not have access to all of the Funds’ books and records necessary to perform certain compliance testing. The Adviser acknowledges that to the extent that the Sub-Adviser has agreed to perform the services specified in this Section 3 in accordance with applicable law (including subchapter L of the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act and the Advisers Act) and in accordance with the Trust’s instrument and By-Laws, policies and determinations of the Trustees of the Trust, the Adviser, and the Fund’s Registration Statement, the Sub-Adviser shall perform such services based upon its own internal books and records with respect to the portfolio, which comprise a portion of the Fund’s books and records, and shall not be held responsible under this Sub-Advisory Agreement so long as it performs such services in accordance with this Sub-Advisory Agreement based upon such books and records and such instructions provided by the Fund or the Adviser.

Delete the first sub-paragraph b) in Section 3 in its entirety, and replace it with the following:

b)
directly or through the trading desk of T. Rowe Price Associates, Inc. and its advisory affiliates, place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

Add the following as a new sub-paragraph c) in Section 3 after the heading entitled “The Sub-Adviser further agrees that it”, and re-number all sub-paragraphs alphabetically thereafter:

c)
will provide reasonable assistance to the Adviser in connection with the foreign laws, regulations and regulatory requirements as set forth by foreign regulatory agencies, as may be applicable to the Adviser and Funds and will comply with the foreign laws, regulations and regulatory requirements with respect to the Funds as set forth by foreign regulatory agencies directly applicable to the Sub-Adviser’s investment activities in such foreign markets.

After renumbering the sub-sections as referenced above, add the following as a new sub-paragraph g) in Section 3 after the heading entitled “The Sub-Adviser further agrees that it”:

g)
will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser; (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time;

After renumbering the sub-sections as referenced above, add the following as a new sub-paragraph h) in Section 3 after the heading entitled “The Sub-Adviser further agrees that it”:

h)
as a service provider to the Funds will cooperate fully with the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Funds under Rule 38a-1 under the 1940 Act, including any applicable document requests;

Following the sub-heading entitled, “The Sub-Adviser further agrees to” in Section 3, delete sub-paragraph g), in its entirety, and replace it with the following:
g)
May not consult with any other sub-adviser of the Trust, if any, or the sub-advisers to any other investment company (or separate series of an investment company) managed by the Adviser concerning the Trust’s transactions in securities or other assets for any investment portfolio of the Trusts, including the Funds, except that such consultations are permitted between the current and successor sub-advisor of the Funds in order to effect an orderly transition of the sub-advisory duties so long as such consultation are not concerning transactions prohibited by Section 17(a) of the 1940 Act;

Delete sub-paragraph i) in said section, in its entirety, and replace it with the following:

i)
will, provided custodian promptly forwards proxies to Sub-Adviser, vote proxies received in connection with securities held by the Funds consistent with the Sub-Adviser’s proxy policies and its fiduciary duties hereunder.

Add the following new sub-paragraph j) to said section.

j)	Sub-adviser shall have no responsibility with respect to maintaining custody of the Funds’ assets. The Sub-Adviser shall not be liable for any act or omission of the Funds’ custodian

Add the following to the end of Section 3:

The Adviser further agrees to provide the following:

a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

b)	A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

c)	A copy of the current compliance procedures applicable to the sub-advisory services that we provide for each Fund;

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

Delete Section 10. “Duration and Termination”, in its entirety, and replace it with the following:

10.
Duration and Termination. The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through June 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.)

Add the following paragraph to the end of Section 14. Miscellaneous:

During the term of this Agreement, the Adviser shall furnish to the Subadviser all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser’s name and its services in any way, or its logo, at a reasonable time prior to the use thereof, and the Adviser shall not use any such materials if the Subadviser reasonably objects in writing with 48 hours (or such other time as may be mutually agreed) after receipt thereof. Materials which have been previously approved or those that only refer to Subadviser’s name or logo are not subject to such prior approval provided the Adviser shall ensure that such materials are consistent with those which were previously approved by the Subadviser as referenced in the preceding sentence.

Add the following new section, Section 16. Confidential Treatment:

16.
Confidential Treatment. All information and advice furnished by one party to the other party (including their respective agents, employees and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, without the prior written consent of the disclosing party, except that confidential information may be disclosed to a receiving party’s officers, directors, attorneys, financial advisers, accountants, professional advisers and service providers who (i) have executed agreements with confidentiality and nondisclosure obligations with the Adviser or Sub-Adviser, respectively (its “Representatives”) and (ii) have a need to know the confidential information to comply with applicable laws, rules and regulations, subpoenas, court orders, and/or as required in the administration and management of the Funds. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Without limiting the foregoing, the Adviser and the Trust will only disclose portfolio information in accordance with the Trust’s portfolio information policy as adopted by the Board of Trustees. Confidential information shall not include information that (i) is public when provided or thereafter becomes public through no wrongful act of the recipient; (ii) is demonstrably known to the recipient prior to execution of this Agreement; (iii) is independently developed by the recipient through no wrongful act of the recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the industry at the time that the recipient learns of such information or knowledge; or (iv) has been rightfully or lawfully obtained by the recipient from any third party.

This Amendment may be executed in two or more counterparts which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 24th day of June 2013, effective May 30, 2013.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Fran Pollack-Matz
Name:	Mark D. Nerud	Name:	Fran Pollack-Matz
Title:	President and CEO	Title:	Vice President

Amendment
to Amended and Restated
Investment Sub-Advisory Agreement
Between Jackson National Asset Management, LLC
and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended May 1, 2013 and May 30, 2013 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 10. “Duration and Termination”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Delete Section 10. “Duration and Termination” in its entirety, and replace with the following:

10.
Duration and Termination. The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.)

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 10th day of June 2014, effective June 4, 2014.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Fran Pollack-Matz
Name:	Mark D. Nerud	Name:	Fran Pollack-Matz
Title:	President and CEO	Title:	Vice President

Amendment
to Amended and Restated
Investment Sub-Advisory Agreement
Between Jackson National Asset Management, LLC
and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 3. “Management”.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

In Section 3. “Management”, add the following sub-paragraph k) at the end of the sub-section noted “The Sub-Adviser further agrees that it”:

k)
is also permitted to delegate administrative, “middle office,” and “back office” functions, including portfolio reconciliation, to any affiliate of Sub-Adviser as well as third-party service providers subject to confidentiality agreements. Any delegation to affiliates and third-party service providers, and the use of affiliated persons, shall be subject to Sub-Adviser’s responsibility and liability under the terms of this Sub-Advisory Agreement.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 19th day of August 2015, effective September 28, 2015.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Savonne Ferguson
Name:	Mark D. Nerud	Name:	Savonne Ferguson
Title:	President and CEO	Title:	Vice President

Amendment
to Amended and Restated
Investment Sub-Advisory Agreement
Between Jackson National Asset Management, LLC
and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 31st day of January 2001, and Amended and Restated effective as of the 1st day of December, 2012, as amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 3. “Management.”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

The following shall be inserted as sub-paragraph n) in Section 3. “Management.” under the heading entitled: “The Sub-Adviser further agrees that it:”

n)
at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. With respect to regulatory investigations involving the Sub-Adviser or litigation in which the Sub-Adviser is a party and to which neither the Funds nor Adviser is a party, the Sub-Adviser shall be responsible for any reasonable fees or costs, subject to Sub-Adviser’s prior notification, incurred by the Funds or Adviser associated with responding to such regulatory investigations or litigation arising from or pertaining to (i) the services provided by the Sub-Adviser under the Agreement (but excluding litigation for services provided and/or fees charged by the Adviser); and (ii) the Sub-Adviser’s general business operations that require the involvement or participation of the Adviser, the Fund, and/or any Trustee of the Fund. With respect to regulatory investigations involving the Adviser or litigation in which the Adviser is a party and to which the Sub-Adviser is not a party, the Adviser shall be responsible for any reasonable fees or costs, subject to Adviser’s prior notification, incurred by the Sub-Adviser associated with responding to such regulatory investigations or litigation arising from or pertaining to (i) the services provided by the Adviser under the Agreement (but excluding litigation for services provided and/or fees charged by the Sub-Adviser); and (ii) the Adviser’s general business operations that require the involvement or participation of the Sub-Adviser. A party’s aggregate liability to the other for all costs under this section shall not exceed the lesser (i) $50,000 per Fund for each such regulatory investigation or litigation, (ii) $250,000 for all such regulatory investigations and litigations occurring within any twelve month period, or (iii) another amount as mutually agreed by the parties. Notwithstanding the foregoing, the limitations of liability set forth above shall not apply to any indemnification obligations hereunder.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed and effective as of August 31, 2016.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Savonne L. Ferguson
Name:	Mark D. Nerud	Name:	Savonne L. Ferguson
Title:	President and CEO	Title:	Vice President

Amendment
to Amended and Restated
Investment Sub-Advisory Agreement
Between Jackson National Asset Management, LLC
and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust, as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay sub-advisory fees as set forth on Schedule B to the Agreement to the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser, and the Sub-Adviser agreed to accept such sub-advisory fees as full compensation under the Agreement for such services and expenses.

Whereas, the Parties agreed to amend the sub-advisory fees, as set forth on Schedule B to the Agreement, to reflect fee reductions for the JNL/T. Rowe Price Established Growth Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated July 1, 2017, attached hereto.

2)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3)
Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective as of July 1, 2017.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Savonne L. Ferguson
Name:	Mark D. Nerud	Name:	Savonne L. Ferguson
Title:	President and CEO	Title:	Vice President

Schedule B
Dated July 1, 2017
(Compensation)

JNL/T. Rowe Price Established Growth Fund(1)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.40%
Assets over $100 million and up to $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $250 million	0.40%
$250 million to $500 million	0.375%
$500 million to $1 billion	0.35%
When assets exceed $1 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.30%

(1) For the JNL/T. Rowe Price Established Growth Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1 billion. The credit will apply at asset levels between approximately $803.5 million and $1 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $803.5 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.30% fee schedule by the difference between the current portfolio size for billing purposes and the $803.5 million threshold, divided by the difference between $1 billion and the $946 million threshold. The credit would approach $687,500 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $803.5 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $803,571,428.57	x $687,500
$196,428,571.43

JNL/T. Rowe Price Value Fund(2)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.45%
When assets exceed $100 million, but are less than $200 million:
Average Daily Net Assets	Annual Rate
All Assets	0.40%
When assets exceed $200 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	0.35%
When assets exceed $500 million, but are less than $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.325%
$500 million to $1 billion	0.30%
When assets exceed $1 billion, but are less than $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.30%
When assets exceed $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.275%

(2) For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee schedule when net assets are below $1.5 billion and the flat fee once assets reach $1.5 billion. The credit will apply at asset levels between $1.375 billion and $1.5 billion.

To accommodate circumstances where the T. Rowe Price Large Cap Value Portfolio assets fall beneath $1.5 billion and to prevent a decline in the Portfolios’ assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.30% fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1.5 billion, when the flat 0.275% bps fee would be triggered, or (b) fall below a threshold of approximately $1.375 billion, where the flat 0.30% fee schedule would be fully re-applied.

The credit is determined by prorating the difference between the flat 0.30% fee schedule and the flat 0.275% fee schedule over the difference between $1.5 billion and the current portfolio size for billing purposes. The credit would approach $375,000 annually when the T. Rowe Price Large Cap Value Portfolio’s assets were close to $1.5 billion and fall to zero at approximately $1.375 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $1,375,000,000	x $375,000
$125,000,000

JNL/T. Rowe Price Mid-Cap Growth Fund(3)

Average Daily Net Assets	Annual Rate
$0 to $20 million	0.60%
$20 million to $50 million	0.50%
$50 million to $200 million	0.50%
Amounts over $200 million	0.50%(4)

(3) Fees will be paid based on assets invested in the actively managed portion of the Fund managed by T. Rowe Price, not including assets from the mid-cap growth index strategy portion of the Fund managed by Mellon Capital Management Corporation.

(4) When net assets exceed $200 million, the annual rate is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.

JNL/T. Rowe Price Short-Term Bond Fund

Average Daily Net Assets	Annual Rate
$0 to $50 million	0.225%
$50 million to $100 million	0.175%
When assets exceed $100 million
Average Daily Net Assets	Annual Rate
All Assets	0.15%(5)
When assets exceed $250 million
Average Daily Net Assets	Annual Rate
All Assets	0.125%(5)
When assets exceed $500 million
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.125%
Amounts over $500 million	0.10%
When assets exceed $1 billion
Average Daily Net Assets	Annual Rate
All Assets	0.10%(5)

(5) To accommodate circumstances where a Fund’s assets fall beneath $100 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $71.4 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.15% fee schedule by the difference between the current portfolio size for billing purposes and the $71.4 million threshold, divided by the difference between $100 million and the $71.4 million threshold. The credit would approach $50,000 annually when a Fund’s assets were close to $100 million and fall to zero at approximately $71.4 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $71,428,571	x $50,000
$28,571,429

To accommodate circumstances where a Fund’s assets fall beneath $250 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $250 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $208.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.15% fee schedule and the flat 0.125% fee schedule by the difference between the current portfolio size for billing purposes and the $208.3 million threshold, divided by the difference between $250 million and the $208.3 million threshold. The credit would approach $62,500 annually when a Fund’s assets were close to $250 million and fall to zero at approximately $208.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $208,333,333	x $62,500
$41,666,667

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $875 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.10% fee schedule by the difference between the current portfolio size for billing purposes and the $875 million threshold, divided by the difference between $1 billion and the $875 million threshold. The credit would approach $125,000 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $875 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $875,000,000	x $125,000
$125,000,000

[Amendment to Amended and Restated Investment Sub-Advisory Agreement
Between Jackson National Asset Management, LLC
and T. Rowe Price Associates, Inc. dated August 13, 2018 to be provided]

APPENDIX D

Amended and Restated Administration Agreement

This Agreement is effective as of the 1st day of July, 2013, between JNL Series Trust, a Massachusetts business trust (“Trust”), and Jackson National Asset Management, LLC, a Michigan limited liability company (“Administrator”).

Whereas, the Trust and the Administrator previously entered into an Amended and Restated Administration Agreement dated as of February 28, 2012, which has since been amended by amendments (1) executed as of March 15, 2012, dated as of April 30, 2012, (2) executed as of June 15, 2012, effective as of March 1, 2012, and (3) executed as of November 30, 2012, dated as of April 29, 2013;

Whereas, the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and has established several separate series of shares (each, a “Fund”), with each Fund having its own assets and investment policies; and

Whereas, the Trust desires to retain the Administrator to furnish administrative services to each Fund listed in Schedule A attached hereto, and to such other series of the Trust hereinafter established as agreed to from time to time by the parties, evidenced by an addendum to Schedule A (hereinafter “Fund” shall refer to each Fund which is subject to this Agreement and all agreements and actions described herein to be made or taken by a Fund shall be made or taken by the Trust on behalf of the Fund), and the Administrator is willing to furnish such services.

Now, Therefore, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1. Services Of The Administrator

1.1 Administrative Services. The Administrator shall supervise each Fund’s business and affairs and shall provide such services required for effective administration of such Fund as are not provided by employees or other agents engaged by the Trust; provided, that the Administrator shall not have any obligation to provide under this Agreement any direct or indirect services to a Fund’s shareholders, any services related to the distribution of a Fund’s shares, or any other services that are the subject of a separate agreement or arrangement between a Fund and the Administrator. Subject to the foregoing, in providing administrative services hereunder, the Administrator shall:

1.1.1 Office Space, Equipment and Facilities. Furnish without cost to each Fund, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Funds’ needs;

1.1.2 Personnel. Provide, without remuneration from or other cost to each Fund, the services of individuals competent to perform all of the Funds’ executive, administrative and clerical functions that are not performed by employees or other agents engaged by the Fund or by the Administrator acting in some other capacity pursuant to a separate agreement or arrangement with the Fund;

1.1.3 Agents. Assist each Fund in selecting and coordinating the activities of the other agents engaged by the Fund, including the Funds’ custodian, independent auditors and legal counsel;

1.1.4 Trustees and Officers. Authorize and permit the Administrator’s directors, officers or employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust or any Fund;

1.1.5 Books and Records. Ensure that all financial, accounting and other records required to be maintained and preserved by each Fund are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations; and

1.1.6  Reports and Filings. Prepare, coordinate and finalize all periodic reports by each Fund to shareholders of such Fund and all reports and filings required to maintain the registration and qualification of the Fund and the Fund’s shares, including the continuous public sale of shares of each Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

2. Expenses Of Each Fund

2.1 Expenses to Be Paid by the Administrator. If the Administrator pays or assumes any expenses of the Trust or a Fund not required to be paid or assumed by the Administrator under this Agreement, the Administrator shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Administrator of any obligation to the Trust or to a Fund under any separate agreement or arrangement between the parties.

2.1.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property, except overdraft charges and interest expense;

2.1.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including, but not limited to, the charges of any shareholder servicing agent, dividend disbursing agent or other agent engaged by a Fund to service shareholder accounts;

2.1.3 Shareholder Reports. All expenses of preparing, setting type, printing and distributing reports and other communications to shareholders of a Fund;

2.1.4 Prospectuses. All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of a Fund’s Prospectus and SAI and any supplements thereto and of supplying them to shareholders of the Fund and Account holders;

2.1.5 Fund Accounting Services and Fund Valuation. All expenses for fund accounting services to compute a Fund’s NAV per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Funds’ investments;

2.1.6 Communications. All charges for equipment or services used for communications between the Administrator or the Fund and any custodian, shareholder servicing agent, accounting services agent, or other agent engaged by a Fund;

2.1.7 Legal and Accounting Fees. All charges for services and expenses of the Fund’s legal counsel and independent auditors excluding, however, the charges for services and expenses of independent legal counsel to the Trustees who are not “interested persons” (as such term is defined under Section 2(a)(19) of the 1940 Act, of the Funds (the “Disinterested Trustees”). In addition, all audit and tax return related charges and expenses;

2.1.8 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitation therefor;

2.1.9 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees, including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Fund in a manner approved by the Trustees, excluding, however, the expenses of the Trustees’ Errors & Omission policy;

2.1.10 Trade Association Fees. Its proportionate share of all fees, dues and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization;

2.1.11 Lipper Expenses. All charges for services and expenses for Lipper reports as requested or used by the Trustees;

2.1.12 Proxy Expenses. All charges for services and expenses paid to a third party for proxy expenses related to Form N-PX reporting and compliance;

2.1.13 JNAM Chief Compliance Officer and Compliance Staff. For all expenses related to his/her position as JNAM’s Chief Compliance Officer and for a portion of the expenses related to any compliance staffing, as approved by the Disinterested Trustees; and

2.1.14 Salaries. All salaries, expenses and fees of the officers, trustees, or employees of the Trust who are officers, directors or employees of the Administrator.

2.2 Expenses to Be Paid by the Funds. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Administrator under this Agreement or under any separate agreement between such Fund and the Administrator. Expenses to be borne by such Fund shall include both expenses directly attributable to the operation of that Fund and the offering of its shares, as well as the portion of any expenses of the Trust that is properly allocable to such Fund in a manner approved by the Trustees. Subject to any separate agreement or arrangement between the Trust or a Fund and the Administrator, the expenses hereby allocated to each Fund, and not to the Administrator, include, but are not limited to:

2.2.1          Registration Fees. All fees and expenses of registering and maintaining the registration of the Trust and each Fund under the 1940 Act and the registration of each Fund’s shares under the Securities Act of 1933, as amended (the “1933 Act”), or all fees and expenses of registering and maintaining the registration of the Trust and each Fund under the laws and regulations of foreign countries in which the Funds may invest, fees and expenses paid to the Public Company Accounting Oversight Board and any fees for CUSIP number registration;

2.2.2 Brokerage Commissions. All brokers’ commissions and other charges incident to the purchase, sale or lending of a Fund’s securities;

2.2.3 Taxes. All taxes or governmental fees or accounting related services payable by or with respect to a Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

2.2.4 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is a party and the expenses a Fund may incur as a result of its legal obligation to provide indemnification to the Trust’s officers, Trustees and agents;

2.2.5 Investment Advisory Services. Any fees and expenses for investment advisory services that may be incurred or contracted for by a Fund;

2.2.6 Independent Legal Counsel to Disinterested Trustees. All charges for services and expenses of independent legal counsel to the Disinterested Trustees;

2.2.7 Trustees’ Fees and Expenses. All compensation of Trustees, all expenses incurred in connection with such Trustees’ services as Trustees, and all other expenses of meetings of the Trustees or committees thereof;

2.2.8 Rule 12b-1 Fees. All fees paid to the Funds’ distributor pursuant to a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act;

2.2.9 License Fees. All license fees for the Funds;

2.2.10 Funds’ Chief Compliance Officer and Compliance Staff. For all expenses related to his/her position as the Fund’s Chief Compliance Officer and for a portion of the expenses related to any compliance staffing as agreed to by the Disinterested Trustees;

2.2.11 Trustees Errors and Omission Policy. For all expenses of the Trustees’ Errors & Omission policy;

2.2.12 Anti-Money Laundering (“AML”) Service Fee. For all expenses related to AML Services paid to Jackson National Life Insurance Company;

2.2.13 Short Sales. All costs associated with a Fund’s short sales on equity securities, including but not limited to dividend expenses and interest;

2.2.14 JNL/Franklin Templeton Mutual Shares Fund. Reasonable legal fees associated with litigation against any issuer brought by the Fund’s sub-adviser on behalf of the Fund and other expenses associated with the Fund’s investment; and

2.2.15. Borrowing. All costs and expenses that may be incurred by a Fund related to borrowing money, including interest expenses.

3. Administration Fee

3.1 Fee. As compensation for services performed and the facilities and personnel provided by the Administrator under this Agreement, the Trust will pay to the Administrator a single unified fee, accrued daily and payable monthly on the average daily net assets in each Fund, in accordance with Schedule B hereto; provided that, in the case of each Fund identified in Schedule C hereto that has a wholly owned subsidiary (which subsidiary is obligated to pay an administration fee to the Administrator), 1) the Fund’s average daily net assets for purposes of the foregoing shall include the average daily net assets of its subsidiary and 2) the fee payable hereunder with respect to that Fund, as calculated pursuant to the foregoing, shall be reduced by the amount of the administration fee paid to the Administrator by its subsidiary under the applicable Administration Agreement. Accordingly, with respect to each such Fund and its subsidiary, the Administrator shall receive the same aggregate fee under this Agreement and the Administration Agreement with that subsidiary as if the subsidiary’s assets were directly held by the Fund.

3.2 Computation and Payment of Fee. The administration fee shall accrue on each calendar day; and shall be payable monthly on the first business day of the next succeeding calendar month.

4. Ownership Of Records

All records required to be maintained and preserved by each Fund pursuant to the provisions or rules or regulations of the Securities and Exchange Commission (“SEC”) under section 31(a) of the 1940 Act and maintained and preserved by the Administrator on behalf of such Fund are the property of such Fund and shall be surrendered by the Administrator promptly on request by the Fund; provided, that the Administrator may at its own expense make and retain copies of any such records.

5. Reports To Administrator

If necessary, the Trust shall furnish or otherwise make available to the Administrator such copies of each Fund’s Prospectus, SAI, financial statements, proxy statements, reports, and other information relating to its business and affairs as the Administrator may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

6. Reports To Each Fund

The Administrator shall prepare and furnish to the Trust with respect to each Fund such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

7. Ownership Of Software And Related Materials

All computer programs, written procedures and similar items developed or acquired and used by the Administrator in performing its obligations under this Agreement shall be the property of the Administrator, and neither the Trust nor any Fund will acquire any ownership interest therein or property rights with respect thereto.

8. Confidentiality

8.1 The Administrator agrees, on its own behalf and on behalf of its directors, officers, employees, agents and contractors, to keep confidential any and all records maintained and other information obtained hereunder which relate to any Fund or to any of a Fund’s former, current or prospective shareholders, except that the Administrator may deliver records or divulge information (a) when requested to do so by duly constituted authorities after prior notification to and approval in writing by such Fund (which approval will not be unreasonably withheld and may not be withheld by such Fund where the Administrator advises such Fund that it may be exposed to civil or criminal contempt proceeding or other penalties for failure to comply with such request) or (b) whenever requested in writing to do so by such Fund.

8.2 The Administrator agrees to keep confidential all information (whether written or oral), ideas, techniques, and materials supplied by the other party, and shall not distribute the same to any other parties, at any time, except with the express written consent of the other party. The Administrator agrees to discontinue use of and destroy, where applicable, all information, ideas, techniques, and materials supplied by the other party upon termination of this Agreement. The Administrator acknowledges that certain information made available to the other party may be deemed nonpublic personal information under the Gramm-Leach-Bliley Act or other federal and state privacy laws and the regulations promulgated thereunder (collectively, “Privacy Laws”). The Administrator agrees: (a) not to disclose or use such information except as required to carry out its duties under this Agreement or as otherwise permitted by the Privacy Laws; (b) to establish and maintain written procedures and physical safeguards reasonably designed to insure the security and privacy of all such information; and (c) to cooperate with the other party and provide reasonable assistance in ensuring compliance of such Privacy Laws to the extent applicable to either party.

9. The Administrator’s Actions In Reliance On Funds’ Instructions, Legal Opinions, Etc.; Funds’ Compliance With Laws.

9.1 The Administrator may at any time apply to an officer of the Trust for instructions, and may consult with legal counsel for a Fund or with the Administrator’s own legal counsel, in respect of any matter arising in connection with this Agreement; and the Administrator shall not be liable for any action taken or omitted to be taken in good faith and with due care in accordance with such instructions or with the advice or opinion of such legal counsel. The Administrator shall be protected in acting upon any such instructions, advice, or opinion and upon any other paper or document delivered by a Fund or such legal counsel which the Administrator believes to be genuine and to have been signed by the proper person or persons, and the Administrator shall not be held to have notice of any change of status or authority of any officer or representative of the Trust, until receipt of written notice thereof from the Trust.

9.2 Except as otherwise provided in this Agreement or in any separate agreement between the parties and except for the accuracy of information furnished to each Fund by the Administrator, each Fund assumes full responsibility for the preparation, contents, filing and distribution of its Prospectus and SAI.

10. Services To Other Clients

Nothing herein contained shall limit the freedom of the Administrator or any affiliated person of the Administrator to render administrative or shareholder services to other investment companies, to act as administrator to other persons, firms, or corporations, or to engage in other business activities.

11. Limitation Of Liability Regarding The Trust

The Administrator shall look only to the assets of each Fund for performance of this Agreement by the Trust on behalf of such Fund, and neither the Trustees of the Trust nor any of the Trust’s officers, employees or agents, whether past, present or future shall be personally liable therefor.

12. Indemnification By Fund

Each Fund shall indemnify the Administrator and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by the Administrator that result from (i) any claim, action, suit or proceeding in connection with the Administrator’s entry into or performance of this Agreement with respect to such Fund; or (ii) any action taken or omission to act committed by the Administrator in the performance of its obligations hereunder with respect to such Fund; or (iii) any action of the Administrator upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of the Trust with respect to such Fund; provided, that the Administrator shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Administrator or its employees, agents or contractors. Before confessing any claim against it which may be subject to indemnification by a Fund hereunder, the Administrator shall give such Fund reasonable opportunity to defend against such claim in its own name or in the name of the Administrator.

13. Indemnification By The Administrator

The Administrator shall indemnify each Fund and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by such Fund which result from (i) the Administrator’s failure to comply with the terms of this Agreement with respect to such Fund; or (ii) the Administrator’s lack of good faith in performing its obligations hereunder with respect to such Fund; or (iii) the Administrator’s negligence or misconduct or its employees, agents or contractors in connection herewith with respect to such Fund. A Fund shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of that Fund or its employees, agents or contractors other than the Administrator, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of the Administrator, any affiliated person of the Administrator, or any affiliated person of an affiliated person of the Administrator. Before confessing any claim against it which may be subject to indemnification hereunder, a Fund shall give the Administrator reasonable opportunity to defend against such claim in its own name or the name of the Fund.

14. Effect Of Agreement

Nothing herein contained shall be deemed to require the Trust or any Fund to take any action contrary to the Trust Instrument or By-laws of the Trust or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of their responsibility for and control of the conduct of the business and affairs of the Fund or the Trust.

15. Term Of Agreement

This Agreement will become effective as to the Trust upon execution or, if later, the date that initial capital for the Trust is first provided to it and, unless sooner terminated as provided herein, will continue in full force and effect for two years from the date of its execution. With regard to any Fund added to the Trust by execution of an Addendum to Schedule A, the term of this Agreement shall begin on the date of such execution. Thereafter, if not terminated as to a Fund, this Agreement will continue as to each Fund from year to year through June 30th of each successive year, provided that such continuation is specifically approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Fund with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by a vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Fund by the vote of a majority of the outstanding voting securities of that Fund, or by the Trustees which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Fund notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Fund, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole. However, the addition or deletion of a Fund reflecting changes that have been formally approved by resolution by the Board of Trustees will not require approval of an amendment to this Agreement by the Board of Trustees.

16. Amendment Or Assignment Of Agreement

Any amendment to this Agreement shall be in writing signed by the parties hereto; provided, that no such amendment shall be effective unless authorized on behalf of any Fund (i) by resolution of the Trustees, including the vote or written consent of a majority of the Disinterested Trustees, or (ii) by vote of a majority of the outstanding voting securities of such Fund.

This Agreement shall terminate automatically and immediately in the event of its assignment; provided, that with the consent of a Fund, the Administrator may subcontract to another person any of its responsibilities with respect to such Fund.

17. Termination Of Agreement

This Agreement may be terminated at any time by either party hereto, without the payment of any penalty, upon at least sixty days’ prior written notice to the other party; provided, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trustees, including the vote or written consent of the Disinterested Trustees, or (ii) by vote of a majority of the outstanding voting securities of such Fund.

18. Use Of Name

Each Fund hereby agrees that if the Administrator shall at any time for any reason cease to serve as administrator to a Fund, such Fund shall, if and when requested by the Administrator, thereafter refrain from using the name “Jackson National Asset Management, LLC” or the initials “JNAM” in connection with its business or activities, and the foregoing agreement of each Fund shall survive any termination of this Agreement and any extension or renewal thereof.

19. Interpretation And Definition Of Terms

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and affiliated person,” as used in this Agreement shall have the meanings assigned to them by section 2(a) of the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20. Choice Of Law

This Agreement is made and to be principally performed in the State of Illinois, and except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Illinois.

21. Captions

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution On Counterparts

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In Witness Whereof, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

JNL Series Trust

Attest:	/s/ Norma M. Mendez	By:	/s/ Kelly L. Crosser
Printed Name: Norma M. Mendez		Name: Kelly L. Crosser
Title: Assistant Secretary

Jackson National Asset Management, LLC

Attest:	/s/ Norma M. Mendez	By:	/s/ Mark D. Nerud
Printed Name: Norma M. Mendez		Name: Mark D. Nerud
Title: President and CEO

Schedule A
July 1, 2013

Funds
JNL/American Funds Balanced Allocation Fund
JNL/American Funds Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL/AQR Managed Futures Strategy Fund
JNL/BlackRock Commodity Securities Strategy Fund
JNL/BlackRock Global Allocation Fund
JNL/Brookfield Global Infrastructure Fund
JNL/Capital Guardian Global Diversified Research Fund
JNL/Capital Guardian Global Balanced Fund
JNL/DFA U.S. Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/Eastspring Investments Asia ex-Japan Fund
JNL/Eastspring Investments China-India Fund
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Growth Fund
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Growth Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund

Funds
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs U.S. Equity Flex Fund
JNL Institutional Alt 20 Fund
JNL Institutional Alt 35 Fund
JNL Institutional Alt 50 Fund
JNL Institutional Alt 65 Fund
JNL/Invesco International Growth Fund
JNL/Invesco Large Cap Growth Fund
JNL/Invesco Global Real Estate Fund
JNL/Invesco Small Cap Growth Fund
JNL/Ivy Asset Strategy Fund
JNL/JPMorgan International Value Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund
JNL/Lazard Mid Cap Equity Fund
JNL/M&G Global Basics Fund
JNL/M&G Global Leaders Fund
JNL/Mellon Capital Bond Index Fund
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund
JNL/Mellon Capital Emerging Markets Index Fund
JNL/Mellon Capital European 30 Fund
JNL/Mellon Capital Global Alpha Fund
JNL/Mellon Capital Index 5 Fund
JNL/Mellon Capital International Index Fund
JNL/Mellon Capital Pacific Rim 30 Fund
JNL/Mellon Capital Small Cap Index Fund
JNL/Mellon Capital 10 x 10 Fund

Funds
JNL/Mellon Capital S&P 500 Index Fund
JNL/Mellon Capital S&P 400 MidCap Index Fund
JNL/Mellon Capital Utilities Sector Fund
JNL/Morgan Stanley Mid Cap Growth Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/Oppenheimer Global Growth Fund
JNL/PPM America Floating Rate Income Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Value Equity Fund
JNL/Red Rocks Listed Private Equity Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price Value Fund
JNL/WMC Balanced Fund
JNL/WMC Money Market Fund
JNL/WMC Value Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund

Funds
JNL/S&P Intrinsic Value Fund
JNL/S&P Total Yield Fund
JNL/S&P 4 Fund
JNL/UBS Large Cap Select Growth Fund
JNL Disciplined Moderate Fund
JNL Disciplined Moderate Growth Fund
JNL Disciplined Growth Fund

Schedule B
July 1, 2013
Class A & B Shares

Funds	Assets	Fee
JNL/American Funds Balanced Allocation Fund	All Assets	.15%
JNL/American Funds Blue Chip Income and Growth Fund	All Assets	.15%
JNL/American Funds Global Bond Fund	All Assets	.15%
JNL/American Funds Global Small Capitalization Fund	All Assets	.15%
JNL/American Funds Growth Allocation Fund	All Assets	.15%
JNL/American Funds Growth-Income Fund	All Assets	.15%
JNL/American Funds International Fund	All Assets	.15%
JNL/American Funds New World Fund	All Assets	.15%
JNL/AQR Managed Futures Strategy Fund	All Assets	.20%
JNL/BlackRock Commodity Securities Strategy Fund	All Assets	.15%
JNL/BlackRock Global Allocation Fund	All Assets	.15%
JNL/Brookfield Global Infrastructure Fund	All Assets	.15%
JNL/Capital Guardian Global Diversified Research Fund	All Assets	.15%
JNL/Capital Guardian Global Balanced Fund	All Assets	.15%
JNL/DFA U.S. Core Equity Fund	All Assets	.10%
JNL/Eagle SmallCap Equity Fund	All Assets	.10%
JNL/Eastspring Investments Asia ex-Japan Fund	All Assets	.15%
JNL/Eastspring Investments China-India Fund	All Assets	.20%
JNL/Franklin Templeton Founding Strategy Fund	All Assets	.05%
JNL/Franklin Templeton Global Growth Fund	All Assets	.15%
JNL/Franklin Templeton Global Multisector Bond Fund	All Assets	.15%
JNL/Franklin Templeton International Small Cap Growth Fund	All Assets	.15%
JNL/Franklin Templeton Income Fund	All Assets	.10%
JNL/Franklin Templeton Mutual Shares Fund	All Assets	.10%
JNL/Franklin Templeton Small Cap Value Fund	All Assets	.10%
JNL/Goldman Sachs Core Plus Bond Fund	All Assets	.10%
JNL/Goldman Sachs Emerging Markets Debt Fund	All Assets	.15%

Funds	Assets	Fee
JNL/Goldman Sachs Mid Cap Value Fund	All Assets	.10%
JNL/Goldman Sachs U.S. Equity Flex Fund	All Assets	.15%
JNL Institutional Alt 20 Fund	All Assets	.05%
JNL Institutional Alt 35 Fund	All Assets	.05%
JNL Institutional Alt 50 Fund	All Assets	.05%
JNL Institutional Alt 65 Fund	All Assets	.05%
JNL/Invesco International Growth Fund	All Assets	.15%
JNL/Invesco Large Cap Growth Fund	All Assets	.10%
JNL/Invesco Global Real Estate Fund	All Assets	.15%
JNL/Invesco Small Cap Growth Fund	All Assets	.10%
JNL/Ivy Asset Strategy Fund	All Assets	.15%
JNL/JPMorgan International Value Fund	All Assets	.15%
JNL/JPMorgan U.S. Government & Quality Bond Fund	All Assets	.10%
JNL/JPMorgan MidCap Growth Fund	All Assets	.10%
JNL/Lazard Emerging Markets Fund	All Assets	.15%
JNL/Lazard Mid Cap Equity Fund	All Assets	.10%
JNL/M&G Global Basics Fund	All Assets	.15%
JNL/M&G Global Leaders Fund	All Assets	.15%
JNL/Mellon Capital Bond Index Fund	All Assets	.10%
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund	All Assets	.15%
JNL/Mellon Capital Emerging Markets Index Fund	All Assets	.15%
JNL/Mellon Capital European 30 Fund	All Assets	.20%
JNL/Mellon Capital Global Alpha Fund	All Assets	.15%
JNL/Mellon Capital Index 5 Fund	All Assets	.05%
JNL/Mellon Capital International Index Fund	All Assets	.15%
JNL/Mellon Capital Pacific Rim 30 Fund	All Assets	.20%
JNL/Mellon Capital Small Cap Index Fund	All Assets	.10%
JNL/Mellon Capital 10 x 10 Fund	All Assets	.05%
JNL/Mellon Capital S&P 500 Index Fund	All Assets	.10%

Funds	Assets	Fee
JNL/Mellon Capital S&P 400 MidCap Index Fund	All Assets	.10%
JNL/Mellon Capital Utilities Sector Fund	All Assets	.15%
JNL/Morgan Stanley Mid Cap Growth Fund	All Assets	.15%
JNL/Neuberger Berman Strategic Income Fund	All Assets	.15%
JNL/Oppenheimer Global Growth Fund	All Assets	.15%
JNL/PIMCO Real Return Fund	All Assets	.10%
JNL/PIMCO Total Return Bond Fund	All Assets	.10%
JNL/PPM America Floating Rate Income Fund	All Assets	.15%
JNL/PPM America High Yield Bond Fund	All Assets	.10%
JNL/PPM America Mid Cap Value Fund	All Assets	.10%
JNL/PPM America Small Cap Value Fund	All Assets	.10%
JNL/PPM America Value Equity Fund	All Assets	.10%
JNL/Red Rocks Listed Private Equity Fund	All Assets	.15%
JNL/T. Rowe Price Established Growth Fund	All Assets	.10%
JNL/T. Rowe Price Mid-Cap Growth Fund	All Assets	.10%
JNL/T. Rowe Price Short-Term Bond Fund	All Assets	.10%
JNL/T. Rowe Price Value Fund	All Assets	.10%
JNL/WMC Balanced Fund	All Assets	.10%
JNL/WMC Money Market Fund	All Assets	.10%
JNL/WMC Value Fund	All Assets	.10%
JNL/S&P Managed Growth Fund	All Assets	.05%
JNL/S&P Managed Conservative Fund	All Assets	.05%
JNL/S&P Managed Moderate Growth Fund	All Assets	.05%
JNL/S&P Managed Moderate Fund	All Assets	.05%
JNL/S&P Managed Aggressive Growth Fund	All Assets	.05%
JNL/S&P Competitive Advantage Fund	All Assets	.10%
JNL/S&P Dividend Income & Growth Fund	All Assets	.10%
JNL/S&P Intrinsic Value Fund	All Assets	.10%
JNL/S&P Total Yield Fund	All Assets	.10%

Funds	Assets	Fee
JNL/S&P S&P 4 Fund	All Assets	.05%
JNL/UBS Large Cap Select Growth Fund	All Assets	.10%
JNL Disciplined Moderate Fund	All Assets	.05%
JNL Disciplined Moderate Growth Fund	All Assets	.05%
JNL Disciplined Growth Fund	All Assets	.05%

Schedule C
July 1, 2013

(List of Adviser’s Administration Agreements with Funds’ Subsidiaries)

Funds	Subsidiaries*

JNL/AQR Managed Futures Strategy Fund	JNL/AQR Managed Futures Strategy Fund, Ltd.
JNL/BlackRock Global Allocation Fund	JNL/BlackRock Global Allocation Fund Ltd.
JNL/BlackRock Commodity Securities Strategy Fund (formerly, JNL/BlackRock Commodity Securities Fund)	JNL/BlackRock Commodity Securities Strategy Fund Ltd.
JNL/Ivy Asset Strategy Fund	JNL/Ivy Asset Strategy Fund Ltd.

* The Administrator has entered into an Administration Agreement with each subsidiary ‑‑ which is wholly owned by the Fund listed opposite its name ‑‑ pursuant to which the subsidiary is obligated to pay an administration fee to the Administrator in the same amount as set forth in Schedule B for its parent Fund.

Amendment to
Amended and Restated Administration Agreement
Between JNL Series Trust and
Jackson National Asset Management, LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company (“Administrator”), and JNL Series Trust, a Massachusetts business trust (“Trust”).

Whereas, the Trust and the Administrator entered into an Amended and Restated Administration Agreement effective as of July 1, 2013 (“Agreement”), whereby the Administrator agreed to perform certain administrative services to several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the Trust and the Administrator have agreed to amend the Agreement.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Paragraph 2.1.7 of the Agreement is hereby deleted and replaced in its entirety with the following:

2.1.7 Legal and Accounting Fees. All charges for routine, day-to-day services and expenses of the Fund’s legal counsel and independent auditors excluding, however, the charges for services and expenses of independent legal counsel to the Trustees who are not “interested persons” (as such term is defined under Section 2(a)(19) of the 1940 Act) of the Funds (the “Disinterested Trustees”) and further excluding any charges for services and expenses of the Fund’s legal counsel and independent auditors in connection with nonrecurring and extraordinary expenses of the type described in Section 2.2.4 herein. In addition, all audit and tax return related charges and expenses;

2.	Paragraph 2.2.4 of the Agreement is hereby deleted and replaced in its entirety with the following:

2.2.4 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise, including, but not limited to, the costs of actions, suits, or proceedings to which a Fund is a party, the expenses a Fund may incur as a result of its legal obligation to provide indemnification to the Trust’s officers, Trustees and agents, the costs associated with one-time transactions, such as terminating or merging a Fund, and any other expenses as approved by the Board of Trustees;

In Witness Whereof, the Administrator and the Trust have caused this Amendment to be executed as of September 5, 2013, effective as of September 5, 2013.

JNL Series Trust		Jackson National Asset Management, LLC

By:	/s/ Kristen K. Leeman	By:	/s/ Mark D. Nerud
Name:Kristen K. Leeman		Name:Mark D. Nerud
Title: Assistant Secretary		Title:President and CEO

Amendment to
Amended and Restated Administration Agreement
Between JNL Series Trust and
Jackson National Asset Management, LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company (“Administrator”), and JNL Series Trust, a Massachusetts business trust (“Trust”).

Whereas, the Trust and the Administrator entered into an Amended and Restated Administration Agreement effective as of July 1, 2013, as amended September 5, 2013, September 16, 2013 and April 28, 2014 (“Agreement”), whereby the Administrator agreed to perform certain administrative services to several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 15. “Term of Agreement”.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Delete Section 15. “Term of Agreement” in its entirety, and replace it with the following:

15. Term Of Agreement

This Agreement will become effective as to the Trust upon execution or, if later, the date that initial capital for the Trust is first provided to it and, unless sooner terminated as provided herein, will continue in full force and effect for two years from the date of its execution. With regard to any Fund added to the Trust by execution of an Addendum to Schedule A, the term of this Agreement shall begin on the date of such execution. Thereafter, if not terminated as to a Fund, this Agreement will continue as to each Fund from year to year through September 30th of each successive year, provided that such continuation is specifically approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Fund with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by a vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Fund by the vote of a majority of the outstanding voting securities of that Fund, or by the Trustees which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Fund notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Fund, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole. However, the addition or deletion of a Fund reflecting changes that have been formally approved by resolution by the Board of Trustees will not require approval of an amendment to this Agreement by the Board of Trustees.

In Witness Whereof, the Administrator and the Trust have caused this Amendment to be executed as of this 6th day of June 2014, effective June 4, 2014.

JNL Series Trust		Jackson National Asset Management, LLC

By:	/s/ Kristen K. Leeman	By:	/s/ Mark D. Nerud
Name:Kristen K. Leeman		Name:Mark D. Nerud
Title: Assistant Secretary		Title:President and CEO

Amendment to
Amended and Restated Administration Agreement
Between JNL Series Trust and
Jackson National Asset Management, LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company (the “Administrator”), and JNL Series Trust, a Massachusetts business trust (the “Trust”).

Whereas, the Trust and the Administrator (the “Parties”) entered into an Amended and Restated Administration Agreement effective as of July 1, 2013, as amended (the “Agreement”), whereby the Administrator agreed to provide certain administrative services to several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the Board of Trustees of the Trust has approved the following changes (collectively, the “Changes”), effective September 25, 2017:

1)	Renaming all Class B share references to Class I shares.

2)	Fund name changes for the following eight funds:

JNL Disciplined Moderate Fund to the JNL Moderate Growth Allocation Fund;
JNL Disciplined Moderate Growth Fund to the JNL Growth Allocation Fund;
JNL Disciplined Growth Fund to the JNL Aggressive Growth Allocation Fund;
JNL Institutional Alt 20 Fund to the JNL Institutional Alt 25 Fund;
JNL/American Funds Balanced Allocation Fund to the JNL/American Funds Moderate Growth Allocation Fund;
JNL/BlackRock Natural Resources Fund to the JNL/BlackRock Global Natural Resources Fund;
JNL/DFA Moderate Allocation Fund to the JNL/DFA Moderate Growth Allocation Fund; and
JNL/PIMCO Total Return Bond Fund to the JNL/DoubleLine® Core Fixed Income Fund.

3)	The addition of the following twenty-one new funds:

JNL/ClearBridge Large Cap Growth Fund;
JNL/GQG Emerging Markets Equity Fund;
JNL/Invesco Diversified Dividend Fund;
JNL S&P 500 Index Fund;
JNL/Mellon Capital S&P 1500 Growth Index Fund;
JNL/Mellon Capital S&P 1500 Value Index Fund;
JNL/Mellon Capital Consumer Staples Sector Fund;
JNL/Mellon Capital Industrials Sector Fund;
JNL/Mellon Capital Materials Sector Fund;
JNL/Mellon Capital Real Estate Sector Fund;
JNL/PIMCO Income Fund;
JNL/Vanguard Capital Growth Fund;
JNL/Vanguard Equity Income Fund;
JNL/Vanguard Global Bond Market Index Fund;
JNL/Vanguard Growth Allocation Fund.
JNL/Vanguard International Fund;
JNL/Vanguard International Stock Market Index Fund;
JNL/Vanguard Moderate Allocation Fund;
JNL/Vanguard Moderate Growth Allocation Fund;
JNL/Vanguard Small Company Growth Fund; and
JNL/Vanguard U.S. Stock Market Index Fund.

4)	Fund mergers for the following three funds:

JNL Alt 65 Fund into the JNL Institutional Alt 50 Fund;
JNL Institutional Alt 35 Fund into the JNL Institutional Alt 20 Fund; and
JNL/Red Rocks Listed Private Equity Fund into the JNL/Harris Oakmark Global Equity Fund.

5)	Administration fee Changes for the JNL/Westchester Capital Event Driven Fund.

Whereas, pursuant to approval of the Changes, as outlined above, the Parties have agreed to amend the Agreement, effective September 25, 2017, to:

1)	Rename the Class B share reference, in the heading of Schedule B, to Class I.

2)	Add the twenty-one new funds to Schedule A and Schedule B and add administration fees for each new fund to Schedule B.

3)	Update the eight fund names, in Schedule A and Schedule B, for the fund name changes outlined above.

4)	Remove the following three funds, in Schedule A and Schedule B, and each fund’s respective administration fees from Schedule B:

JNL Alt 65 Fund;
JNL Institutional Alt 35 Fund; and
JNL/Red Rocks Listed Private Equity Fund.

5)	Update the administration fees, for the JNL/Westchester Capital Event Driven Fund, in Schedule B.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated September 25, 2017, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated September 25, 2017, attached hereto.

3)
Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Administrator and the Trust have caused this Amendment to be executed, effective September 25, 2017.

JNL Series Trust		Jackson National Asset Management, LLC

By:	/s/ Kristen K. Leeman	By:	/s/ Mark D. Nerud
Name:	Kristen K. Leeman	Name:	Mark D. Nerud
Title:	Assistant Secretary	Title:	President and CEO

Schedule A
Dated September 25, 2017
(List of Funds)

Funds

JNL/American Funds Balanced Fund
JNL/American Funds Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL Aggressive Growth Allocation Fund
JNL Growth Allocation Fund
JNL Moderate Growth Allocation Fund
JNL Institutional Alt 25 Fund
JNL Institutional Alt 50 Fund
JNL Multi-Manager Alternative Fund
JNL Multi-Manager Mid Cap Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund
JNL/AB Dynamic Asset Allocation Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds Moderate Growth Allocation Fund
JNL/AQR Large Cap Relaxed Constraint Equity Fund
JNL/AQR Managed Futures Strategy Fund
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Global Natural Resources Fund
JNL/BlackRock Large Cap Select Growth Fund
JNL/Boston Partners Global Long Short Equity Fund
JNL/Brookfield Global Infrastructure and MLP Fund

Funds

JNL/Causeway International Value Select Fund
JNL/ClearBridge Large Cap Growth Fund
JNL/Crescent High Income Fund
JNL/DFA Growth Allocation Fund
JNL/DFA Moderate Growth Allocation Fund
JNL/DFA U.S. Core Equity Fund
JNL/DoubleLine® Core Fixed Income Fund
JNL/DoubleLine® Emerging Markets Fixed Income Fund
JNL/DoubleLine® Shiller Enhanced CAPE® Fund
JNL/FPA + DoubleLine® Flexible Allocation Fund
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Fund
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Growth Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/GQG Emerging Markets Equity Fund
JNL/Harris Oakmark Global Equity Fund
JNL/Invesco China-India Fund
JNL/Invesco Diversified Dividend Fund;
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Mid Cap Value Fund
JNL/Invesco Small Cap Growth Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund

Funds

JNL/Mellon Capital 10 x 10 Fund
JNL/Mellon Capital Bond Index Fund
JNL/Mellon Capital Consumer Staples Sector Fund
JNL/Mellon Capital Emerging Markets Index Fund
JNL/Mellon Capital European 30 Fund
JNL/Mellon Capital Index 5 Fund
JNL/Mellon Capital Industrials Sector Fund
JNL/Mellon Capital International Index Fund
JNL/Mellon Capital Materials Sector Fund
JNL/Mellon Capital MSCI KLD 400 Social Index Fund
JNL/Mellon Capital Pacific Rim 30 Fund
JNL/Mellon Capital Real Estate Sector Fund
JNL/Mellon Capital S&P 400 MidCap Index Fund
JNL/Mellon Capital S&P 500 Index Fund
JNL S&P 500 Index Fund
JNL/Mellon Capital S&P 1500 Growth Index Fund
JNL/Mellon Capital S&P 1500 Value Index Fund
JNL/Mellon Capital Small Cap Index Fund
JNL/Mellon Capital Utilities Sector Fund
JNL/MFS Mid Cap Value Fund
JNL/MMRS Conservative Fund
JNL/MMRS Growth Fund
JNL/MMRS Moderate Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/Oppenheimer Emerging Markets Innovator Fund
JNL/Oppenheimer Global Growth Fund
JNL/PIMCO Income Fund
JNL/PIMCO Real Return Fund
JNL/PPM America Floating Rate Income Fund

Funds

JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Total Return Fund
JNL/PPM America Value Equity Fund
JNL/Scout Unconstrained Bond Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price Value Fund
JNL/Westchester Capital Event Driven Fund
JNL/WMC Balanced Fund
JNL/WMC Government Money Market Fund
JNL/WMC Value Fund
JNL/S&P 4 Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P International 5 Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Mid 3 Fund
JNL/S&P Total Yield Fund
JNL/Vanguard Capital Growth Fund
JNL/Vanguard Equity Income Fund
JNL/Vanguard Global Bond Market Index Fund

Funds

JNL/Vanguard Growth Allocation Fund
JNL/Vanguard International Fund
JNL/Vanguard International Stock Market Index Fund
JNL/Vanguard Moderate Allocation Fund
JNL/Vanguard Moderate Growth Allocation Fund
JNL/Vanguard Small Company Growth Fund
JNL/Vanguard U.S. Stock Market Index Fund

Schedule B
Dated September 25, 2017
Class A Shares and Class I Shares

Funds	Assets	Fee
JNL/American Funds Balanced Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds Blue Chip Income and Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds Global Bond Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds Global Small Capitalization Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds Growth-Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds International Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds New World Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Aggressive Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Moderate Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Institutional Alt 25 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Institutional Alt 50 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Multi-Manager Alternative Fund	$0 to $3 billion Assets over $3 billion	.20% .18%
JNL Multi-Manager Mid Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Multi-Manager Small Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL Multi-Manager Small Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/AB Dynamic Asset Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds Moderate Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/AQR Large Cap Relaxed Constraint Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/AQR Managed Futures Strategy Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Global Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%

Funds	Assets	Fee
JNL/BlackRock Global Natural Resources Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Large Cap Select Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Boston Partners Global Long Short Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Brookfield Global Infrastructure and MLP Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Causeway International Value Select Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/ClearBridge Large Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Crescent High Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DFA Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DFA Moderate Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DFA U.S. Core Equity Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/DoubleLine® Core Fixed Income Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/FPA + DoubleLine® Flexible Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Founding Strategy Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Franklin Templeton Global Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Global Multisector Bond Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Income Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Franklin Templeton International Small Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Mutual Shares Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Goldman Sachs Core Plus Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Goldman Sachs Emerging Markets Debt Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/GQG Emerging Markets Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%

Funds	Assets	Fee
JNL/Harris Oakmark Global Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco China-India Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Diversified Dividend Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Global Real Estate Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco International Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Mid Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Invesco Small Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/JPMorgan MidCap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Lazard Emerging Markets Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital 10 x 10 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Mellon Capital Bond Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Capital Consumer Staples Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Emerging Markets Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital European 30 Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Index 5 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Mellon Capital Industrials Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital International Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Materials Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Pacific Rim 30 Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Real Estate Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital S&P 400 MidCap Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%

Funds	Assets	Fee
JNL/Mellon Capital S&P 500 Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL S&P 500 Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Capital S&P 1500 Growth Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital S&P 1500 Value Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Small Cap Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Capital Utilities Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/MFS Mid Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/MMRS Conservative Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/MMRS Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/MMRS Moderate Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Neuberger Berman Strategic Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Oppenheimer Emerging Markets Innovator Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Oppenheimer Global Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PIMCO Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PIMCO Real Return Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Floating Rate Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PPM America High Yield Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Mid Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Small Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Total Return Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Value Equity Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Scout Unconstrained Bond Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Established Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%

Funds	Assets	Fee
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Westchester Capital Event Driven Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/WMC Balanced Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/WMC Government Money Market Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/WMC Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P 4 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Competitive Advantage Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P Dividend Income & Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P International 5 Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/S&P Intrinsic Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P Managed Aggressive Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Managed Conservative Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Managed Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Managed Moderate Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Managed Moderate Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Mid 3 Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P Total Yield Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Vanguard Capital Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Equity Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Global Bond Market Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%

Funds	Assets	Fee
JNL/Vanguard International Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard International Stock Market Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Moderate Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Moderate Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Small Company Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard U.S. Stock Market Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%

Amendment to
Amended and Restated Administration Agreement
Between JNL Series Trust and
Jackson National Asset Management, LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company (the “Administrator”), and JNL Series Trust, a Massachusetts business trust (the “Trust”).

Whereas, the Trust and the Administrator (the “Parties”) entered into an Amended and Restated Administration Agreement effective as of July 1, 2013, as amended (the “Agreement”), whereby the Administrator agreed to provide certain administrative services to several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved new funds, fund mergers, fund name changes and fee changes for certain funds, as outlined below, effective August 13, 2018 (collectively, the “Fund Changes”):

New Funds

1)          JNL Multi-Manager International Small Cap Fund;
2)          JNL/American Funds Capital Income Builder Fund;
3)          JNL/Heitman U.S. Focused Real Estate Fund;
4)          JNL/JPMorgan Hedged Equity Fund;
5)          JNL/Loomis Sayles Global Growth Fund; and
6)          JNL/Morningstar Wide Moat Index Fund.

Fund Mergers

1)          JNL/Invesco Mid Cap Value Fund to merge into the JNL/MFS Mid Cap Value Fund;
2)          JNL/MMRS Conservative Fund to merge into the JNL/MMRS Moderate Fund; and
3)          JNL/MMRS Growth Fund to merge into the JNL/MMRS Moderate Fund.

Fund Name Changes

1)        JNL/MMRS Moderate Fund change to JNL/T. Rowe Price Managed Volatility Balanced Fund (inconnection with an investment sub-adviser replacement, as approved by the Board);
2)        JNL/Brookfield Global Infrastructure and MLP Fund change to JNL/First State Global Infrastructure Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
3)        JNL/Franklin Templeton International Small Cap Growth Fund change to JNL/Franklin Templeton International Small Cap Fund;
4)        JNL/Vanguard Moderate Allocation Fund change to JNL/Vanguard Moderate ETF Allocation Fund;
5)        JNL/Vanguard Moderate Growth Allocation Fund change to JNL/Vanguard Moderate Growth ETF Allocation Fund; and
6)        JNL/Vanguard Growth Allocation Fund change to JNL/Vanguard Growth ETF Allocation Fund.

Fee Changes

1) JNL/T. Rowe Price Managed Volatility Balanced Fund.

Whereas, pursuant to approval of the Fund Changes, as outlined above, the Parties have agreed to amend the Agreement, effective August 13, 2018, to update the list of funds to add the new funds, to remove the merged funds, and to update the fund names in Schedule A and Schedule B; and to update the administration fees in Schedule B.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated August 13, 2018, attached hereto.

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated August 13, 2018, attached hereto.

3.
Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4.	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Administrator and the Trust have caused this Amendment to be executed, effective August 13, 2018.

JNL Series Trust		Jackson National Asset Management, LLC

By:	/s/ Kristen K. Leeman	By:	/s/ Mark D. Nerud
Name:	Kristen K. Leeman	Name:	Mark D. Nerud
Title:	Assistant Secretary	Title:	President and CEO

Schedule A
Dated August 13, 2018
(List of Funds)

Funds

JNL/American Funds Balanced Fund
JNL/American Funds Capital Income Builder Fund
JNL/American Funds Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL Aggressive Growth Allocation Fund
JNL Growth Allocation Fund
JNL Moderate Growth Allocation Fund
JNL Institutional Alt 25 Fund
JNL Institutional Alt 50 Fund
JNL Multi-Manager Alternative Fund
JNL Multi-Manager International Small Cap Fund
JNL Multi-Manager Mid Cap Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund
JNL/AB Dynamic Asset Allocation Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds Moderate Growth Allocation Fund
JNL/AQR Large Cap Relaxed Constraint Equity Fund
JNL/AQR Managed Futures Strategy Fund
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Global Natural Resources Fund
JNL/BlackRock Large Cap Select Growth Fund

Funds

JNL/Boston Partners Global Long Short Equity Fund
JNL/Causeway International Value Select Fund
JNL/ClearBridge Large Cap Growth Fund
JNL/Crescent High Income Fund
JNL/DFA Growth Allocation Fund
JNL/DFA Moderate Growth Allocation Fund
JNL/DFA U.S. Core Equity Fund
JNL/DoubleLine® Core Fixed Income Fund
JNL/DoubleLine® Emerging Markets Fixed Income Fund
JNL/DoubleLine® Shiller Enhanced CAPE® Fund
JNL/First State Global Infrastructure Fund
JNL/FPA + DoubleLine® Flexible Allocation Fund
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Fund
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/GQG Emerging Markets Equity Fund
JNL/Harris Oakmark Global Equity Fund
JNL/Heitman U.S. Focused Real Estate Fund
JNL/Invesco China-India Fund
JNL/Invesco Diversified Dividend Fund;
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Small Cap Growth Fund
JNL/JPMorgan Hedged Equity Fund

Funds

JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund
JNL/Loomis Sayles Global Growth Fund
JNL/Mellon Capital 10 x 10 Fund
JNL/Mellon Capital Bond Index Fund
JNL/Mellon Capital Consumer Staples Sector Fund
JNL/Mellon Capital Emerging Markets Index Fund
JNL/Mellon Capital European 30 Fund
JNL/Mellon Capital Index 5 Fund
JNL/Mellon Capital Industrials Sector Fund
JNL/Mellon Capital International Index Fund
JNL/Mellon Capital Materials Sector Fund
JNL/Mellon Capital MSCI KLD 400 Social Index Fund
JNL/Mellon Capital Pacific Rim 30 Fund
JNL/Mellon Capital Real Estate Sector Fund
JNL/Mellon Capital S&P 400 MidCap Index Fund
JNL/Mellon Capital S&P 500 Index Fund
JNL S&P 500 Index Fund
JNL/Mellon Capital S&P 1500 Growth Index Fund
JNL/Mellon Capital S&P 1500 Value Index Fund
JNL/Mellon Capital Small Cap Index Fund
JNL/Mellon Capital Utilities Sector Fund
JNL/Morningstar Wide Moat Index Fund
JNL/MFS Mid Cap Value Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/Oppenheimer Emerging Markets Innovator Fund
JNL/Oppenheimer Global Growth Fund
JNL/PIMCO Income Fund

Funds

JNL/PIMCO Real Return Fund
JNL/PPM America Floating Rate Income Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Total Return Fund
JNL/PPM America Value Equity Fund
JNL/Scout Unconstrained Bond Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Managed Volatility Balanced Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price Value Fund
JNL/Westchester Capital Event Driven Fund
JNL/WMC Balanced Fund
JNL/WMC Government Money Market Fund
JNL/WMC Value Fund
JNL/S&P 4 Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P International 5 Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Mid 3 Fund
JNL/S&P Total Yield Fund

Funds

JNL/Vanguard Capital Growth Fund
JNL/Vanguard Equity Income Fund
JNL/Vanguard Global Bond Market Index Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard International Fund
JNL/Vanguard International Stock Market Index Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL/Vanguard Small Company Growth Fund
JNL/Vanguard U.S. Stock Market Index Fund

Schedule B
Dated August 13, 2018
Class A Shares and Class I Shares

Funds	Assets	Fee
JNL/American Funds Balanced Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds Capital Income Builder Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds Blue Chip Income and Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds Global Bond Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds Global Small Capitalization Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds Growth-Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds International Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds New World Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Aggressive Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Moderate Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Institutional Alt 25 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Institutional Alt 50 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Multi-Manager Alternative Fund	$0 to $3 billion Assets over $3 billion	.20% .18%
JNL Multi-Manager International Small Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Multi-Manager Mid Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Multi-Manager Small Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL Multi-Manager Small Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/AB Dynamic Asset Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds Moderate Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%

Funds	Assets	Fee
JNL/AQR Large Cap Relaxed Constraint Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/AQR Managed Futures Strategy Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Global Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Global Natural Resources Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Large Cap Select Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Boston Partners Global Long Short Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Causeway International Value Select Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/ClearBridge Large Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Crescent High Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DFA Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DFA Moderate Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DFA U.S. Core Equity Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/DoubleLine® Core Fixed Income Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/First State Global Infrastructure Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/FPA + DoubleLine® Flexible Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Founding Strategy Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Franklin Templeton Global Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Global Multisector Bond Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Income Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Franklin Templeton International Small Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%

Funds	Assets	Fee
JNL/Franklin Templeton Mutual Shares Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Goldman Sachs Core Plus Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Goldman Sachs Emerging Markets Debt Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/GQG Emerging Markets Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Harris Oakmark Global Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Heitman U.S. Focused Real Estate Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco China-India Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Diversified Dividend Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Global Real Estate Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco International Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Small Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/JPMorgan Hedged Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/JPMorgan MidCap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Lazard Emerging Markets Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Loomis Sayles Global Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital 10 x 10 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Mellon Capital Bond Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Capital Consumer Staples Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Emerging Markets Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital European 30 Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Index 5 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%

Funds	Assets	Fee
JNL/Mellon Capital Industrials Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital International Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Materials Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Pacific Rim 30 Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Real Estate Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital S&P 400 MidCap Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Capital S&P 500 Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL S&P 500 Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Capital S&P 1500 Growth Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital S&P 1500 Value Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Small Cap Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Capital Utilities Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Morningstar Wide Moat Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/MFS Mid Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Neuberger Berman Strategic Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Oppenheimer Emerging Markets Innovator Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Oppenheimer Global Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PIMCO Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PIMCO Real Return Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Floating Rate Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PPM America High Yield Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%

Funds	Assets	Fee
JNL/PPM America Mid Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Small Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Total Return Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Value Equity Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Scout Unconstrained Bond Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Established Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price Managed Volatility Balanced Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Westchester Capital Event Driven Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/WMC Balanced Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/WMC Government Money Market Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/WMC Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P 4 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Competitive Advantage Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P Dividend Income & Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P International 5 Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/S&P Intrinsic Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P Managed Aggressive Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Managed Conservative Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Managed Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%

Funds	Assets	Fee
JNL/S&P Managed Moderate Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Managed Moderate Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Mid 3 Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P Total Yield Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Vanguard Capital Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Equity Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Global Bond Market Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Growth ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard International Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard International Stock Market Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Moderate ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Moderate Growth ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Small Company Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard U.S. Stock Market Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%